     NUVEEN

     Municipal
     Bond Funds

     November 30, 1998

--------------------------------------------------------------------------------
     Semiannual Report
--------------------------------------------------------------------------------

     Dependable, tax-free income
     to help you keep more of
     what you earn.

     [PHOTO APPEARS HERE]


     Arizona

     Colorado

     New Mexico

HIGHLIGHTS

As of November 30, 1998
For Class A shares on net asset value



Credit Quality  Performance Highlights

Nuveen Flagship Arizona Municipal Bond Fund


                          .  One-year total return of 7.61%
 [PIE CHART               .  Outperformed Lipper Peer Group average for one year
 APPEARS HERE]               period
                          .  Good credit quality, with 82% of the fund's assets
AAA/U.S. Guaranteed 75%      invested in AAA or AA rated bonds
AA         7%
A          9%
BBB/NR     9%


Nuveen Flagship Colorado Municipal Bond Fund


                          .  One-year total return of 7.85%
[PIE CHART                .  Outperformed the Lehman Brothers Municipal Bond
APPEARS HERE]                Index and Lipper Peer Group average for one year
                             period
                          .  Good credit quality, with 80% of the fund's assets
AAA/U.S. Guaranteed 56%      invested in AAA or AA rated bonds
AA         24%
A           3%
BBB/NR     17%


Nuveen Flagship New Mexico Municipal Bond Fund


                          .  One-year total return of 7.76%
[PIE CHART                .  Outperformed Lipper Peer Group average and equaled
APPEARS HERE]                the performance of the Lehman Brothers Municipal
                             Bond Index for one year period
                          .  Good credit quality, with 73% of the fund's assets
AAA/U.S. Guaranteed 62%      invested in AAA or AA rated bonds
AA         11%
A          14%
BBB/NR     13%


    CONTENTS

1   Dear Shareholder
4   Nuveen Flagship Arizona Municipal Bond Fund Commentary and Overview
6   Nuveen Flagship Colorado Municipal Bond Fund Commentary and Overview
8   Nuveen Flagship New Mexico Municipal Bond Fund Commentary and Overview
10  Portfolio of Investments
22  Statement of Net Assets
23  Statement of Operations
24  Statement of Changes in Net Assets
25  Notes to Financial Statements
30  Financial Highlights
32  Building Better Portfolios
33  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder


I'm pleased to report on the performance of your Nuveen Municipal Bond Fund for the 12 months ended November 30, 1998. Providing a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with the preservation of capital remains the primary investment objective for each of the funds covered in this report. In each case, we achieved this objective, illustrating once again that Nuveen tax-free mutual funds can provide an excellent investment option for income-oriented investors.

THE YEAR IN REVIEW

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. This economic turmoil affected the U.S. equity market, which was very volatile over the past year. The Federal Reserve intervened in an attempt to soften the impact of the financial crises by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provides a strong foundation for potentially stable income streams in the near future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional position to buy and sell securities at competitive prices and identifying undervalued securities through proprietary market research.

MUNICIPAL MARKET REVIEW

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points from - 5.36% to 5.10% - compared with the 99-point drop, to 5.06%, in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has climbed as high as 104%. For investors, this means that long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities, before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total issuance, this

"The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services."

put 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

NUVEEN EXPERTISE IS KEY

The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services. To this end, Nuveen has assembled the Premier Advisers (SM), a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a nationally respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1999

Nuveen Flagship Arizona Municipal Bond Fund

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER MIKE DAVERN DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE ARIZONA FUND FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1998.

Comments cover the one-year period ended November 30, 1998 and all performance statistics are quoted for Class A shares at net asset value.


WHAT IS THE STATUS OF ARIZONA'S ECONOMY AND ITS MUNICIPAL MARKET?
Although Arizona's economy is based primarily on services, tourism, and high-technology manufacturing, the military, agriculture, and mining sectors continue to flourish as well.

The state has experienced remarkable economic and population growth in recent years as businesses have relocated to Arizona for its high quality of life, an educated workforce and a friendly business environment. Over the last five years, in fact, Arizona has ranked second in the nation in job growth, and its unemployment and per capita income growth numbers are better than the national averages.

The state's municipal bond issuance grew at a brisk pace in 1998. This was due to a variety of factors: low interest rates, expansive economic conditions, a growing infrastructure, and school financing needs.

Arizona's total municipal issuance for the first 11 months of 1998 was $3.74 billion, which was up 30.9% over 1997.

HOW DID THE NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND'S UNDERLYING PORTFOLIO PERFORM DURING THE PAST YEAR?
Over the past 12 months, the Nuveen Flagship Arizona Municipal Bond Fund generated a total return on net asset value of 7.61%, equivalent to a taxable total return of 10.17% for investors in the combined 34.3% federal and state income tax bracket. That performance exceeded the 6.89% average annual total return posted by the Lipper Arizona Municipal Debt Peer Group* of 39 municipal bond funds.

WHAT KEY STRATEGIES WERE USED OVER THE COURSE OF THE YEAR? WERE THERE ANY PARTICULAR SECTORS IN WHICH NUVEEN LOOKED FOR UNDERVALUED SECURITIES?
We spent the year trying to improve the fund's portfolio structure by adding high-quality securities offering higher coupons, good protection against calls, and attractive value relative to the larger market.

We sought out those securities in two ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. The fund's two largest sector allocations were general tax obligation securities and U.S. Guaranteed bonds, which accounted for 25% and 24%, respectively, of the fund's investments. These sectors not only experienced some of the state's heaviest issuance volume, offering some opportunities to find value, they also performed well during the year.

Second, we took advantage of the slightly wider yield spreads between higher and lower-rated securities. Typically, an investment-grade (at least BBB rated) bond pays higher interest rates because of its lower credit rating. The bond's lower credit rating is rewarded in the form of a higher yield. Conversely, AAA rated securities pay lower interest rates due to the fact that there is less credit risk to the issue.

While searching for investment-grade securities, Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield. In Arizona, we found attractive, lower-rated bonds in a number of sectors, although the fund's portfolio continues to be of very high quality, with 82% of its holdings rated AAA or AA.

The fund also benefited from good call protection, which helped it maintain more predictable income streams. Call protection insulates investors from income erosion, especially in a declining interest rate environment.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND?
We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low interest rate environment.

We will also continue working closely with Nuveen's research team to identify lower rated, investment-grade bonds that we believe will add yield to the portfolio without taking on undue credit risk.


*The Lipper Peer Group return represents the average annualized return of the 39 funds in the Lipper Arizona Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

          Nuveen Flagship Arizona Municipal Bond Fund
          PERFORMANCE OVERVIEW
          As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/


[BAR CHART APPEARS HERE]

12/97          .0460
 1/98          .0455
 2/98          .0455
 3/98          .0455
 4/98          .0455
 5/98          .0455
 6/98          .0455
 7/98          .0455
 8/98          .0455
 9/98          .0455
10/98          .0455
11/98          .0455

Top 5 Sectors (as a % of total investments)

Tax Obligation (General)           25%
U.S. Guaranteed                    24%
Health Care                        14%
Tax Obligation (Limited)           11%
Water and Sewer                     7%
--------------------------------------

Portfolio Statistics

Share Class                                   A        B        C          R
----------------------------------------------------------------------------
Inception Date                            10/86     2/97     2/94       2/97
Net Asset Value                          $11.56   $11.55   $11.56   $  11.56
Total Net Assets ($000)                                             $120,479
Effective Maturity (Years)                                             15.08
Modified Duration (Years)                                               7.26
----------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                       A(NAV)  A(Offer)       B        C        R
-----------------------------------------------------------------------------
1-Year                             7.61%     3.13%    6.83%    7.05%    7.83%
5-Year                             6.52%     5.61%    5.85%    5.94%    6.60%
10-Year                            8.28%     7.82%    7.81%    7.70%    8.32%
-----------------------------------------------------------------------------

/1/ The Fund also paid shareholders taxable distributions in December of $0.0180 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, w hich are primarily differences in distribution and service fees. Class A shares have a 4.20% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 Nuveen Flagship Colorado Municipal Bond Fund

 PORTFOLIO MANAGER'S COMMENTS

 PORTFOLIO MANAGER MIKE DAVERN DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE COLORADO FUND FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1998.

 Comments cover the one-year period ended November 30, 1998 and all performance statistics are quoted for Class A shares at net asset value.


 WHAT IS THE STATUS OF COLORADO'S ECONOMY AND ITS MUNICIPAL MARKET?
 Colorado's economy has posted strong gains in recent years. The state's trade and service sectors represent over half of non-agricultural employment in the economy and continue to expand. There are signs indicating, however, that the state's economic growth may be slowing. Manufacturing employment is comparatively small and continues to shrink due to a concentration in defense production.

 In spite of a mixed forecast for the state's economy, Colorado's unemployment rate continued to be a full percentage point below the national average (3.4% for the state vs. 4.4% for the nation) as of November 30, 1998, and per capita income growth remained healthy. Despite heavy municipal bond issuance nationwide for the first 11 months of 1998, Colorado's new issuance declined by almost 39% in comparison to last year's numbers.

 HOW DID THE NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND'S UNDERLYING PORTFOLIO PERFORM DURING THE PAST YEAR?
 Over the past 12 months, the Nuveen Flagship Colorado Municipal Bond Fund generated a total return on net asset value of 7.85%, equivalent to a taxable total return of 10.47% for investors in the 34.5% federal and state income tax bracket. That performance exceeded the 7.08% average annual total return posted by the Lipper Colorado Municipal Debt Peer Group* of 27 municipal bond funds.

 WHAT KEY STRATEGIES WERE USED OVER THE COURSE OF THE YEAR? WERE THERE ANY PARTICULAR SECTORS IN WHICH NUVEEN LOOKED FOR UNDERVALUED SECURITIES?
 We spent the year trying to improve the fund's portfolio structure by adding high-quality securities offering higher coupons, good protection against calls, and attractive value relative to the larger market.

 We sought out those securities in two ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. The fund's two largest sector allocations were U.S. Guaranteed bonds and multifamily housing securities, which accounted for 34% and 23%, respectively, of the fund's investments. These sectors not only experienced some of the state's heaviest issuance volume, offering some opportunities to find value, they also performed well during the year.

 Second, we took advantage of the slightly wider yield spreads between higher and lower-rated securities. Typically, an investment-grade (at least BBB rated) bond pays higher interest rates because of its lower credit rating. The bond's lower credit rating is rewarded in the form of a higher yield. Conversely, AAA rated securities pay lower interest rates due to the fact that there is less credit risk to the issue.

 While searching for investment-grade securities, Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield. In Colorado, we found attractive, lower-rated bonds in a number of sectors, although the fund's portfolio continues to be of very high quality, with 80% of its holdings rated AAA or AA.

 The fund also benefited from good call protection, which helped it maintain more predictable income streams. Call protection insulates investors from income erosion, especially in a declining interest rate environment.

 WHAT IS YOUR OUTLOOK FOR THE NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND?
 We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

 Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low interest rate environment.

 We will also continue working closely with Nuveen's research team to identify lower rated, investment-grade bonds that we believe will add yield to the portfolio without taking on undue credit risk.


*The Lipper Peer Group return represents the average annualized return of the 27 funds in the Lipper Colorado Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Colorado Municipal Bond Fund
PERFORMANCE OVERVIEW
As of November 30, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

12/97     .0435
 1/98     .0435
 2/98     .0435
 3/98     .0435
 4/98     .0435
 5/98     .0435
 6/98     .0435
 7/98     .0425
 8/98     .0425
 9/98     .0425
10/98     .0425
11/98     .0425

----------------------------------------------------------
Top 5 Sectors (as a % of total investments)
----------------------------------------------------------

U.S. Guaranteed                                        34%
----------------------------------------------------------
Housing (Multifamily)                                  23%
----------------------------------------------------------
Health Care                                            13%
----------------------------------------------------------
Education and Civic Organizations                       7%
----------------------------------------------------------
Tax Obligation (General)                                7%
----------------------------------------------------------


-----------------------------------------------------------------------------
Portfolio Statistics
-----------------------------------------------------------------------------

Share Class                                  A         B         C          R
-----------------------------------------------------------------------------
Inception Date                            5/87      2/97      2/97       2/97
-----------------------------------------------------------------------------
Net Asset Value                         $10.95    $10.97    $10.94    $ 10.95
-----------------------------------------------------------------------------
Total Net Assets ($000)                                               $45,601
-----------------------------------------------------------------------------
Effective Maturity (Years)                                              20.65
-----------------------------------------------------------------------------
Modified Duration (Years)                                                8.53
-----------------------------------------------------------------------------


---------------------------------------------------------------------------
Annualized Total Return/2/
---------------------------------------------------------------------------

Share Class                   A(NAV)    A(Offer)       B        C         R
---------------------------------------------------------------------------
1-Year                        7.85%       3.29%    7.07%    7.17%     7.98%
---------------------------------------------------------------------------
5-Year                        7.14%       6.21%    6.52%    6.67%     7.21%
---------------------------------------------------------------------------
10-Year                       8.32%       7.86%    7.84%    7.90%     8.36%
---------------------------------------------------------------------------

1 The Fund paid shareholders taxable distributions in December of $0.0025 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.20% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship New Mexico Municipal Bond Fund

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER MIKE DAVERN DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE NEW MEXICO FUND FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1998.

Comments cover the one-year period ended November 30, 1998 and all performance statistics are quoted for Class A shares at net asset value.

WHAT IS THE STATUS OF NEW MEXICO'S ECONOMY AND ITS MUNICIPAL MARKET?

New Mexico's major industries include energy resources, tourism, services, crafts, agribusiness, manufacturing and mining. In 1997 alone, energy resource production, including oil and gas sales, brought in more than $5 billion.
New Mexico's economy also benefits from the employment and technology resources provided by federal government scientific research facilities at Los Alamos, Albuquerque, and White Sands.

Although New Mexico's unemployment rate is higher than the national average, its per capita income numbers are on the rise, and several major sectors of the economy, including tourism and agribusiness, are expected to remain strong in the near future.

The state's increase in municipal bond issuance was due to a variety of factors: low interest rates, expansive economic conditions, a growing infrastructure, and school financing needs. The total issuance for the first 11 months of 1998 was over $1.35 billion, which was up slightly over 1997's total.

HOW DID THE NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND'S UNDERLYING PORTFOLIO PERFORM DURING THE PAST YEAR?

Over the past 12 months, the Nuveen Flagship New Mexico Municipal Bond Fund generated a total return on net asset value of 7.76%, equivalent to a taxable total return of 10.61% for investors in the 36.9% federal and state income tax bracket. That performance exceeded the 6.51% average annual total return posted by the Lipper States Municipal Debt Peer Group* of 74 municipal bond funds.

WHAT KEY STRATEGIES WERE USED OVER THE COURSE OF THE YEAR? WERE THERE ANY PARTICULAR SECTORS IN WHICH NUVEEN LOOKED FOR UNDERVALUED SECURITIES?

In general, we spent the year trying to improve the fund's portfolio structure by adding high-quality securities offering higher coupons, good protection against calls, and attractive value relative to the larger market.

We sought out those securities in two ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. The fund's two largest sector allocations were limited tax obligation bonds and single family housing securities, which accounted for 28% and 17%, respectively, of the fund's investments. These sectors not only experienced some of the state's heaviest issuance volume, they also performed well during the year and offered some opportunities to find value.

Second, we took advantage of the slightly wider yield spreads between higher and lower-rated securities. Typically, an investment-grade (at least BBB rated) bond pays higher interest rates because of its lower credit rating. The bond's lower credit rating is rewarded in the form of a higher yield. Conversely, AAA rated securities pay lower interest rates due to the fact that there is less credit risk to the issue.

While searching for investment-grade securities, Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield. In New Mexico, we found attractive, lower-rated bonds in a number of sectors, although the fund's portfolio continues to be of very high quality, with 73% of its holdings rated AAA or AA.

The fund also benefited from good call protection, which helped it maintain more predictable income streams. Call protection insulates investors from income erosion especially in a declining interest rate environment.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND?

Overall, we will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low interest rate environment.

We will also continue working closely with Nuveen's research team to identify lower rated, investment-grade bonds that we believe will add yield to the portfolio without taking on undue credit risk.

*The Lipper Peer Group return represents the average annualized return of the 74 funds in the Lipper States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

                Nuveen Flagship New Mexico Municipal Bond Fund
                PERFORMANCE OVERVIEW
                As of November 30, 1998


Monthly Tax-Free Dividends (Class A Shares)


[BAR CHART APPEARS HERE]

12/97          .0420
 1/98          .0420
 2/98          .0420
 3/98          .0420
 4/98          .0420
 5/98          .0420
 6/98          .0420
 7/98          .0410
 8/98          .0410
 9/98          .0410
10/98          .0410
11/98          .0410

Top 5 Sectors (as a % of total investments)

Tax Obligation (Limited)                        28%
Housing (Single Family)                         17%
Education and Civic Organizations               16%
Utilities                                        9%
Housing (Multifamily)                            8%
---------------------------------------------------

Portfolio Statistics

Share Class                                    A        B        C         R
-------------------------------------------------------------------------------
Inception Date                              9/92     2/97     2/97      2/97
Net Asset Value                           $10.79   $10.79   $10.79   $ 10.82
Total Net Assets ($000)                                              $61,520
Effective Maturity (Years)                                             21.26
Modified Duration (Years)                                               7.95
-------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                       A(NAV)  A(Offer)       B        C         R
-------------------------------------------------------------------------------
1-Year                             7.76%     3.24%    7.09%    7.22%     8.09%
5-Year                             6.35%     5.44%    5.69%    5.91%     6.48%
Inception                          7.26%     6.53%    6.61%    6.83%     7.37%
-------------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.20% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

                     PORTFOLIO OF INVESTMENTS (Unaudited)
                     NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND
                     November 30, 1998

    PRINCIPAL                                                                            OPTIONAL CALL                 MARKET
      AMOUNT            DESCRIPTION                                                       PROVISIONS*    RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        CONSUMER CYCLICAL  0.9%

     $1,000,000         Mesa, Arizona, Industrial Development Authority, Industrial      No Opt. Call        N/R      $1,082,590
                           Revenue Bonds (TRW Vehicle Safety System Inc. Project),
                           Series 1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                        CONSUMER STAPLES  0.2%

        250,000         Casa Grande, Arizona, Industrial Development Authority,          12/02 at 103         A1        277,865
                           Pollution Control Revenue Bonds (Frito-Lay Inc./PepsiCo),
                           Series 1984, 6.650%, 12/01/14
------------------------------------------------------------------------------------------------------------------------------------
                        EDUCATION AND CIVIC ORGANIZATIONS  4.7%

        570,000         Arizona Educational Loan Marketing Corporation, 1992              3/02 at 101        Aa2        615,036
                           Educational Loan Revenue Bonds, Series B, 7.000%,
                           3/01/05 (Alternative Minimum Tax)

       100,000          Arizona Educational Loan Marketing Corporation, Educational       9/02 at 101         Aa        107,731
                           Loan Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

     1,500,000          Student Loan Acquisition Authority of Arizona, Student Loan       5/04 at 102         Aa      1,615,170
                           Revenue Bonds, Series 1994B, Subordinated Fixed Rate Bonds,
                           6.600%, 5/01/10 (Alternative Minimum Tax)

     2,500,000          The Industrial Development Authority of the City of Glendale,     5/08 at 101       BBB+      2,502,050
                           Arizona, Revenue Bonds, Midwestern University, Series 1998A,
                           5.375%, 5/15/28

       115,000          The Industrial Development Authority of the City of Glendale,     5/06 at 102        AAA        126,973
                           Arizona, Revenue Bonds, Midwestern University, Series 1996A,
                           6.000%, 5/15/16

       300,000          Arizona Board of Regents, University of Arizona, System Revenue   6/02 at 102         AA        327,237
                           Refunding Bonds, Series 1992, 6.250%, 6/01/11

       335,000          Yavapai County Community College, District of Yavapai County,     7/03 at 101          A        356,681
                           Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                        HEALTH CARE  14.0%

     1,250,000          Arizona Health Facilities Authority, Revenue Bonds (Arizona      10/99 at 101        AAA      1,301,775
                           Voluntary Hospital Federation Pooled Loan Program), 1985
                           Series B, 7.250%, 10/01/13

     1,500,000          The Industrial Development Authority of the County of Maricopa    7/08 at 101          A      1,478,370
                           (Arizona), Health Facility Revenue Bonds (Catholic Healthcare
                           West Project), 1998 Series A, 5.000%, 7/01/16 (WI)

     2,775,000          The Industrial Development Authority of the County of Maricopa   No Opt. Call        AAA      3,530,799
                           (Arizona), Samaritan Health Services, Hospital System
                           Revenue Refunding Bonds, Series 1990A, 7.000%, 12/01/16

       375,000          The Industrial Development Authority of the County of Maricopa   12/00 at 102        AAA        408,578
                           (Arizona), Hospital Refunding Revenue Bonds (John C. Lincoln
                           Hospital and Health Center), Series 1990, 7.500%, 12/01/13

       600,000          The Industrial Development Authority of the County of Maricopa    9/05 at 101        AAA        627,054
                           (Arizona), Baptist Hospital System Revenue Refunding Bonds,
                           Series 1995, 5.500%, 9/01/16

                        The Industrial Development Authority of the City of Phoenix,
                        Arizona, Hospital Revenue Bonds (John C. Lincoln Hospital and
                        Health Center), Series 1994:
       500,000             6.000%, 12/01/10                                              12/03 at 102       BBB+        524,705
       500,000             6.000%, 12/01/14                                              12/03 at 102       BBB+        524,255

                        The Industrial Development Authority of the County of Pima,
                        Arizona, Health Care System Revenue Bonds, Carondelet Health
                        Care Corporation of Arizona Issue, Series 1993:
       500,000             5.250%, 7/01/12                                               No Opt. Call        AAA        536,995
       640,000             5.250%, 7/01/13                                               No Opt. Call        AAA        684,173

     1,500,000          Scottsdale Industrial Development Authority (Scottsdale          No Opt. Call        AAA      1,650,030
                        Memorial Hospitals), 5.500%, 9/01/12

 PRINCIPAL                                                                                        OPTIONAL CALL             MARKET
  AMOUNT       DESCRIPTION                                                                         PROVISIONS*   RATINGS**   VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

               Industrial Development Authority of the City of Scottsdale, Arizona, Hospital
               Revenue
               Refunding Bonds (Scottsdale Memorial Hospitals), Series 1997A:
  $ 2,000,000    6.000%, 9/01/12                                                                     9/07 at 102   AAA  $ 2,218,160
    3,000,000    6.125%, 9/01/17                                                                     9/07 at 102   AAA    3,353,940
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 1.7%

      295,000  Phoenix Housing Finance Corporation (Arizona), Mortgage Revenue Refunding Bonds,      7/02 at 101   AAA      312,216
                 Series 1992A (FHA Insured Mortgage Loans-Section 8 Assisted Projects), 6.500%,
                 7/01/24

               The Industrial Development Authority of the City of Phoenix, Arizona,  Mortgage
               Revenue Refunding Bonds Series 1992 (FHA Insured Mortgage Loan-Chris Ridge Village
               Project):
      200,000    6.750%, 11/01/12                                                                   11/02 at 101   AAA      213,368
      425,000    6.800%, 11/01/25                                                                   11/02 at 101   AAA      451,044

      500,000  The Industrial Development Authority of the City of Phoenix, Arizona, Multifamily     2/03 at 102   AAA      520,310
                 Housing Revenue Refunding Bonds, Series 1993 (GNMA Collateralized Meadow Glen
                 Apartment Project), 5.800%, 8/20/28

      500,000  The Industrial Development Authority of the City of Tempe, Arizona, Multi-family      6/03 at 102   AAA      533,135
                 Mortgage, Refunding Bonds, Series 1993A (FHA Insured Mortgage Loan-Quadrangles
                 Village Apartments), 6.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 4.0%

    1,500,000  The Industrial Development Authority of the County of Maricopa (Arizona), Single      6/08 at 108   AAA    1,634,055
                 Family Mortgage Revenue Refunding Bonds (Mortgage-Backed Securities Program),
                 Series 1998B,  4.750%, 12/01/30 (Alternative Minimum Tax)

      470,000  The Industrial Development Authority of the City of Phoenix, Arizona, Statewide       6/05 at 102   AAA      494,303
                 Single Family Mortgage Revenue Bonds, Series 1995, 6.150%, 12/01/08 (Alternative
                 Minimum Tax)

    1,400,000  The Industrial Development Authority of the City of Phoenix, Arizona, Statewide     4/08 at 101/2   AAA    1,416,016
                 Single Family Mortgage Revenue Bonds, 1998 Series C, 5.300%, 4/01/20
                 (Alternative Minimum Tax)

      370,000  The Industrial Development Authority of the County of Pima, Arizona, Single          8/05 at 102    AAA      397,909
                 Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%, 2/01/17

      800,000  The Industrial Development Authority of the County of Pima, Arizona, Single          5/07 at 102    AAA      860,872
                 Family Mortgage Revenue Bonds, Series 1997A, 6.250%, 11/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               LONG TERM CARE  1.5%
    1,660,000  The Industrial Development Authority of the County of Cochise, Tax Exempt             504 at 102    AAA    1,865,823
                 Mortgage Revenue Refunding Bonds, Series 1994A (GNMA Collateralized-Sierra
                 Vista Care Center),  6.750%, 11/20/19
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL 25.3%

      800,000  City of Chandler, Arizona, General Obligation Refunding Bonds, Series 1991,          7/01 at 101    AAA      868,576
               7.000%, 7/01/12
               Sierra Vista Unified School District No. 68 of Cochise County,
               Arizona, General Obligation Refunding Bonds, Series 1992:
      250,000    7.500%, 7/01/09                                                                   No Opt. Call    AAA      316,593
      300,000    7.500%, 7/01/10                                                                   No Opt. Call    AAA      383,850

      375,000  Maricopa Rural Road Improvement District of Pinal County, Arizona, Refunding         7/99 at 101    N/R      383,201
                 Bonds, Series 1994, 6.000%, 7/01/05

    1,000,000  Maricopa County School District No. 3, General Obligation Improvement and            7/04 at 102    AAA    1,106,460
                 Refunding Bonds, Series 1994, 6.000%, 7/01/13

      675,000  Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding         No Opt.Call    AAA      493,918
                 Bonds, Second Series of 1992,  0.000%, 7/01/06

      480,000  Peoria Unified School District No. 11 of Maricopa County,                            7/01 at 101    AAA      513,816
                 Arizona, School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

                     PORTFOLIO OF INVESTMENTS (Unaudited)
                     NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND (continued) November 30, 1998

   PRINCIPAL                                                                     OPTIONAL CALL                      MARKET
    AMOUNT     DESCRIPTION                                                         PROVISIONS*        RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

               Kyrene Elementary School District No. 28 of Maricopa County,
               Arizona, Refunding Bonds, Series 1993C:
   $4,000,000    0.000%, 7/01/07                                                     No Opt. Call        AAA      $2,794,720
    1,870,000    0.000%, 1/01/09                                                     No Opt. Call        AAA       1,204,392
    3,805,000    0.000%, 1/01/10                                                     No Opt. Call        AAA       2,325,768
    2,500,000    0.000%, 7/01/10                                                     No Opt. Call        AAA       1,494,550
    6,000,000    0.000%, 1/01/11                                                     No Opt. Call        AAA       3,466,980

       50,000  Kyrene Elementary School District No. 28 of Maricopa County,           7/02 at 100        AAA          53,420
                 Arizona, School Improvement Bonds, Project of 1990, Series E,
                 (1993), 6.000%, 7/01/12

               Glendale Elementary School District No. 40 of Maricopa County,
               Arizona, School Improvement and Refunding Bonds, Series 1995:

      500,000    6.200%, 7/01/09                                                      7/05 at 101        AAA         563,565
    2,500,000    6.250%, 7/01/10                                                      7/05 at 101        AAA       2,817,275
    1,750,000    6.300%, 7/01/11                                                      7/05 at 101        AAA       1,963,658

    2,000,000  Gilbert Unified School District No. 41 of Maricopa County,            No Opt. Call        AAA       1,493,900
                 Arizona, Refunding Bonds, Series 1994, 0.000%, 1/01/06

      500,000  Gilbert Unified School District No. 41 of Maricopa County,             7/08 at 100        AAA         567,710
                 Arizona, School Improvement Bonds, Project of 1993 Series D,
                 6.250%, 7/01/15

      515,000  Alhambra Elementary School District No. 68 of Maricopa                 7/04 at 102        AAA         588,897
                 County, Arizona, School Improvement and Refunding Bonds,
                 Series 1994A, 6.750%, 7/01/14

      310,000  Chandler Unified School District No. 80 of Chandler County,           No Opt. Call        AAA         362,173
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.250%, 7/01/11

    1,275,000  Maricopa County, Arizona, School District No. 98 Fountain Hills       No Opt. Call        AAA         932,956
                 Unit Refunding, 0.000%, 7/01/06

      635,000  Blue Ridge Unified School District No. 32 of Navajo County,            7/06 at 101        AAA         699,154
                 Arizona, School Improvement Bonds, Series 1996, 5.800%, 7/01/14

    1,000,000  Tucson Unified School District No. 1 of Pima County, Arizona,         No Opt. Call        AAA       1,283,720
                 Refunding Bonds, Series 1992, 7.500%, 7/01/10

      300,000  Tucson Unified School District No.1 of Pima County, Arizona,           7/02 at 102        AAA         329,277
                 School Improvement Bonds, Project of 1989, Series D, 6.100%,
                 7/01/12

      500,000  Tanque Verde Unified School District No. 13 of Pima County,            7/04 at 102        AAA         573,080
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.700%, 7/01/10

      500,000  Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,     7/07 at 101 1/2          A         518,410
                 5.375%, 7/01/25

      315,000  Scottsdale Mountain Community Facilities District, Scottsdale,         7/03 at 102          A         340,112
                 Arizona, General Obligation Bonds, Series 1993A, 6.200%, 7/01/17

      225,000  City of Tempe, Arizona, General Obligation Bonds, Series 1992B,        7/02 at 101         AA+        244,076
                 6.000%, 7/01/08

      600,000  Tempe Union High School District No. 213 of Maricopa County,           7/04 at 101        AAA         662,268
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12

    1,130,000  City of Tucson, Arizona, General Obligation Refunding Bonds,           7/07 at 100         AA       1,136,611
                 Series 1997, 5.000%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED- 10.8%

      700,000  Apache County, Arizona, Public Finance Corporation, Certificates       5/00 at 102          A         723,961
                 of Participation, Series 1994, Arizona Department of
                 Corrections, 5.500%, 5/01/10

      250,000  State of Arizona Refunding Certificates of Participation,              9/02 at 102        AAA         272,063
                 Series 1992B, 6.250%, 9/01/10

      225,000  Arizona Municipal Financing Program, Certificates of                  No Opt. Call        AAA         268,418
                  Participation, Series 11, 8.000%, 8/01/17

      965,000  City of Bullhead, Arizona, Bullhead Parkway Improvement                1/03 at 103        Baa       1,046,890
                 District Bonds, 6.100%, 1/01/13

      350,000  City of Bullhead, Arizona, Municipal Property Corporation,             7/08 at 101        Aaa         352,132
                 Excise Tax Revenue Bonds (Wastewater Treatment Plant
                 Improvements), Series 1998, 5.000%, 7/01/17

      550,000  City of Douglas, Arizona, Municipal Property Corporation,              7/05 at 101        AAA         595,342
                 Municipal Facilities Excise Tax Revenue Bonds, Series 1995,
                 5.750%, 7/01/15

       PRINCIPAL                                                                   OPTIONAL CALL                      MARKET
       AMOUNT            DESCRIPTION                                                PROVISIONS*      RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/LIMITED (continued)

       $280,000          Eloy Municipal Property Corporation, Municipal              7/02 at 101       BBB          $  302,851
                             Facilities Revenue Bonds, Series 1992, 7.000%,
                             7/01/11

       385,000           City of Flagstaff, Arizona, Junior Lien Street             No Opt. Call       AAA             439,031
                             and Highway User Revenue Bonds, Series 1992,
                             5.900%, 7/01/10

       300,000           Hospital District No. One, Maricopa County, Arizona,        6/04 at 101       AAA             331,236
                             Hospital Facilities Refunding Bonds, Series B
                             (1992), 6.250%, 6/01/10

     1,000,000           Hospital District No. One, Maricopa County, Arizona,        6/06 at 101         A           1,091,270
                             General Obligation Bonds Series 1996, 6.500%,
                             6/01/17

                         City of Peoria, Arizona, Improvement District No.
                             8801 (North Valley Power Center), Improvement
                             Bonds:
       425,000               7.300%, 1/01/12                                         1/03 at 101       BBB             465,078
       460,000               7.300%, 1/01/13                                         1/03 at 101       BBB             503,199

       300,000           City of Phoenix, Arizona, Junior Lien Street and            7/02 at 102        A+             327,165
                             Highway User Revenue Refunding Bonds, Series
                             1992, 6.250%, 7/01/11
                         Pinal County, Arizona, Certificates of Participation,
                             Series 1994:
       300,000               6.375%, 6/01/06                                         6/02 at 100        AA             323,592
       200,000               6.500%, 6/01/09                                         6/02 at 100        AA             216,704

     2,050,000           Puerto Rico Highway and Transportation Authority,           7/16 at 100         A           2,212,688
                             Highway Revenue Bonds, Series Y of 1996, 5.500%,
                             7/01/36

     2,350,000           Puerto Rico Public Buildings Authority, Government      7/07 at 101 1/2         A           2,390,961
                             Facilities Revenue Bonds, Series B,
                             Guaranteed by the Commonwealth of Puerto Rico,
                             5.250%, 7/01/21

       850,000           City of Tucson, Arizona, Certificates of Participation,     7/04 at 100        AA             940,279
                             Series 1994, 6.375%, 7/01/09

       175,000           Business Development Finance Corporation, Tucson            7/02 at 102       AAA             190,846
                             (Arizona), Local Development Lease Revenue Refunding
                             Bonds, Series 1992, 6.250%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                         TRANSPORTATION  2.2%

       500,000           Phoenix Airport System, Alternative Minimum Tax, 6.400%,    7/04 at 102       AAA             556,475
                              7/01/12 (Alternative Minimum Tax)

     1,000,000           City of Phoenix Civic Improvement Corporation (Arizona),    7/08 at 101       AAA             997,770
                              Senior Lien Airport Revenue Bonds,
                              Series 1998A, 5.000%, 7/01/25

       500,000           Tucson, Airport Authority Inc. (Arizona), Airport Revenue   6/00 at 102       AAA             532,665
                              Bonds, Series 1990B, 7.125%, 6/01/15 (Alternative
                              Minimum Tax)

       575,000           Tucson Airport Authority, Inc. Arizona), Airport Revenue    6/03 at 102       AAA             623,668
                              Bonds, Refunding Bonds, Series 1993, 5.700%, 6/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                         U.S. GUARANTEED  23.6%

       300,000           Arizona Health Facilities Authority, Hospital System        9/03 at 100       AAA             331,044
                              Revenue Refunding Bonds (Phoenix Baptist Hospital,
                              and Medical Center, Inc. and Medical Environments,
                              Inc.), Series 1992, 6.250%, 9/01/11

       200,000           Arizona Municipal Financing Program, Certificates of       No Opt. Call       AAA             253,428
                              Participation, Series 20, 7.700%, 8/01/10

       500,000           State of Arizona, Arizona Transportation Board, Highway     7/00 at 101       AAA             532,245
                              Revenue Bonds, Series 1990, 7.000%, 7/01/09
                              (Pre-refunded to 7/01/00)

       300,000           Arizona Board of Regents, Arizona State University,         7/02 at 101       Aaa             335,526
                             System Revenue Bonds, Series 1989, 7.000%, 7/01/15
                             (Pre-refunded to 7/01/02)

                         Sedona-Oak Creek Joint Unified School District No. 9 of
                         Coconino and Yavapai Counties, Arizona, School Improvement
                         Bonds, Project of 1992 Series A:
       250,000               6.700%, 7/01/06 (Pre-refunded to 7/01/01)               7/01 at 101      A-***            271,148
       250,000               6.750%, 7/01/07 (Pre-refunded to 7/01/01)               7/01 at 101      A-***            271,453

       385,000           The Industrial Development Authority of the City of         5/06 at 102       AAA             438,750
                             Glendale, Arizona, Revenue Bonds, Midwestern
                             University, Series 1996A, 6.000%, 5/15/16
                             (Pre-refunded to 5/15/06)

       365,000           Maricopa County, Arizona, Hospital Revenue Bonds,          No Opt. Call       AAA             456,356
                             Series 1980 (St. Lukes Hospital Medical Center),
                             8.750%, 2/01/10

                         PORTFOLIO OF INVESTMENTS (Unaudited)
                         NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND (continued) November 30, 1998

     PRINCIPAL                                                                                      OPTIONAL CALL             MARKET
        AMOUNT      DESCRIPTION                                                                       PROVISIONS*  RATINGS**   VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED (continued)

  $    375,000      The Industrial Development Authority of the County of Maricopa                  12/00 at 102    AAA   $  411,135
                      (Arizona), Hospital Refunding Revenue Bonds (John C. Lincoln Hospital and
                      Health Center), Series 1990, 7.500%, 12/01/13 (Pre-refunded to 12/01/00)

    16,300,000      The Industrial Development Authority of the County of Maricopa                  No Opt. Call    AAA    7,016,498
                      (Arizona),Single Family Mortgage Revenue Bonds,Series 1984, 0.000%, 2/01/16

     1,250,000      The Industrial Development Authority of the County of Maricopa                   7/99 at 102    AAA    1,304,288
                      (Arizona), Mercy Health System Insured Revenue Bonds, 1985 Series B,
                      7.150%, 7/01/12 (Pre-refunded to 7/03/99)

       270,000      Peoria Unified School District No. 11 of Maricopa County, Arizona,               7/01 at 101    AAA      290,995
                      School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10
                      (Pre-refunded to 7/01/01)

       265,000      Kyrene Elementary School District No. 28 of Maricopa County, Arizona,           7/02 at 100     AAA      285,331
                      School Improvement Bonds, Project of 1990, Series E, 6.000%, 7/01/12
                      (Pre-refunded to 7/01/02)

       190,000      Chandler Unified School District No. 80 of Chandler County, Arizona,            7/11 at 100     AAA      223,584
                      School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11
                      (Pre-refunded to 7/01/11)

                    Tolleson Union High School District No. 214, Maricopa County, Arizona,
                    School Improvement Bonds, Series 1991B:
       575,000        6.500%, 7/01/09 (Pre-refunded to 7/01/00)                                     7/00 at 101     AAA      608,137
       300,000        6.500%, 7/01/10 (Pre-refunded to 7/01/00)                                     7/00 at 101     AAA      317,289

     1,250,000      Arizona Board of Regents, Northern Arizona University, System Revenue           6/99 at 100     Aaa    1,277,513
                      Bonds, Series 1989, 7.500%, 6/01/08 (Pre-refunded to 6/01/99)

       700,000      Peoria Municipal Development Authority, Inc., Municipal Facilities              7/99 at 102     AAA      729,687
                      Revenue Bonds, Arizona, Series 1991, 7.000%, 7/01/10 (Pre-refunded to 7/01/99)

     1,000,000      City of Phoenix Civic Improvement Corporation (Arizona), Junior Lien            7/06 at 100     Aaa    1,100,680
                      Water System Revenue Bonds, Series 1996, 5.600%, 7/01/18 (Pre-refunded to 7/01/06)

       500,000      City of Phoenix, Arizona, Senior Lien Street and Highway User Revenue           7/02 at 102   AA***      551,560
                      Bonds, Series 1992, 6.250%, 7/01/11

       650,000      Tucson Unified School District No. 1 of Pima County, Arizona, School            7/00 at 101    A***      693,700
                      Improvement Bonds, Project of 1989 Series B, 7.200%, 7/01/09 (Pre-refunded to 7/01/00)

       460,000      Pima County, Arizona, Sewer Revenue Refunding Bonds, Series 1991,               7/01 at 101     AAA      499,712
                      6.750%, 7/01/15 (Pre-refunded to 7/01/01)

     1,500,000      Price-Elliot Research Park, Inc., Arizona State University Research             7/01 at 102     AAA    1,651,965
                      Park, Development Refunding Bonds, Series 1991, 7.000%, 7/01/21
                      (Pre-refunded to 7/01/01)

     1,925,000      Tatum Ranch Community Facilities District (Arizona), District General           7/02 at 102    A***    2,160,793
                      Obligation Bonds, Series 1991A, 6.875%, 7/01/16 (Pre-refunded to 7/01/02)

    11,570,000      Tucson and Pima County Industrial Development Authorities, Single              No Opt. Call     AAA    5,357,026
                      Family Mortgage, 0.000%, 12/01/14

       500,000      City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,               7/04 at 101     AAA      562,880
                      6.250%, 7/01/18 (Pre-refunded to 7/01/04)

        75,000      Business Development Finance Corporation, Tucson (Arizona), Local               7/02 at 102     AAA       82,694
                      Development Lease Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/12
                      (Pre-refunded to 7/01/02)

       390,000      City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A,             7/06 at 101     AAA      442,244
                      6.000%, 7/01/21 (Pre-refunded to 7/01/06)
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES  4.9%

       500,000      Central Arizona Water Conservation District (Central Arizona                   No Opt. Call     AA-      551,305
                      Project), Contract Revenue Refunding Bonds, Series A 1993, 5.500%,
                      11/01/10

         5,000      Central Arizona Water Conservation District (Central Arizona                    5/01 at 102     AA-        5,386
                      Project), Contract Revenue Bonds, Series B 1991, 6.500%, 11/01/11

     2,000,000      Coconino County, Arizona, Pollution Control Corporation, Pollution             10/06 at 102     BBB-   2,184,380
                      Control Revenue Bonds (Nevada Power Company Project), Series 1996,
                      6.375%, 10/01/36 (Alternative Minimum Tax)

     PRINCIPAL                                                                  OPTIONAL CALL                           MARKET
       AMOUNT            DESCRIPTION                                             PROVISIONS*         RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                         UTILITIES (continued)
       $  500,000        Mohave County, Arizona, Industrial Development           2/00 at 101            AA-           $  520,660
                          Authority, Industrial Development Revenue Bonds
                          (Citizens Utilities Company Project), Series 1991B,
                          7.150%, 2/01/26 (Alternative Minimum Tax)

          500,000        The Industrial Development Authority of the County      11/03 at 101            AA-              543,300
                          of Mohave (Arizona), Industrial Development Revenue
                          Bonds, 1994 Series (Citizens Utilities Company
                          Projects), 6.600%, 5/01/29 (Alternative Minimum
                          Tax)

          225,000        The Industrial Development Authority of the County       1/02 at 103            AAA              251,075
                          of Pima (Arizona), Industrial Development Lease
                          Obligation Refunding Revenue Bonds, 1988 Series A
                          (Irvington Project), 7.250%, 7/15/10


          200,000        Puerto Rico Electric Power Authority, Power          7/07 at 101 1/2            AAA              208,858
                          Revenue Bonds, Series AA, 5.375%, 7/01/27


          500,000        Salt River Project Agricultural Improvement and         No Opt. Call             AA              561,265
                           Power District (Arizona), Electric System Revenue
                           Refunding Bonds, Series 1993A, 5.750%, 1/01/10

        1,000,000        The Industrial Development Authority of the County       6/07 at 101            AA-            1,032,960
                            of Yavapai (Arizona), Industrial Development
                            Revenue Bonds, 1998 Series (Citizens Utilities
                            Company Project), 5.450%, 6/01/33 (Alternative
                            Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                         WATER AND SEWER 6.6%

          175,000        Wastewater Management Authority of Arizona,              7/02 at 102            AAA              189,417
                            Wastewater Treatment Financial Assistance
                            Revenue Bonds, Series 1992A, 5.950%, 7/01/12

          250,000        Wastewater Management Authority of Arizona,              7/05 at 102            AAA              270,838
                            Wastewater Treatment Financial Assistance
                            Revenue Bonds, Series 1995, 5.750%, 7/01/15

        1,750,000        City of Chandler, Arizona, Water and Sewer Revenue       7/01 at 101            AAA            1,894,970
                            Refunding Bonds, Series 1991, 6.750%, 7/01/06

                         City of Cottonwood, Arizona, Sewer Revenue
                            Refunding Bonds, Series 1992:
          500,000           6.900%, 7/01/03                                       7/02 at 101           BBB-              546,975
          100,000           7.000%, 7/01/06                                       7/02 at 101           BBB-              108,782
          100,000           7.000%, 7/01/07                                       7/02 at 101           BBB-              108,368

                         The Industrial Development Authority of the
                            County  of Maricopa, Water System Improvement
                            Revenue Bonds (Chaparral City Water Company
                            Project), Series 1997A:

        1,000,000           5.200%, 12/01/11 (Alternative Minimum Tax)           12/07 at 102            AAA            1,039,170
          610,000           5.400%, 12/01/22 (Alternative Minimum Tax)           12/07 at 102            AAA              625,006

          540,000        Pima County, Arizona, Sewer Revenue Refunding            7/01 at 101            AAA              582,585
                            Bonds, Series 1991, 6.750%, 7/01/15

          800,000        Sedona, Arizona, Sewer Revenue Refunding, 7.000%,        7/04 at 101            BBB              884,600
                            7/01/12

        1,100,000        City of Tucson, Arizona, Water System Revenue            7/07 at 100            AAA            1,106,435
                            Refunding Bonds, Series 1997, 5.000%, 7/01/19

          500,000        City of Tucson, Arizona, Water System Revenue Bonds,     7/01 at 102             A+              543,345
                            Series 1991, 6.700%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
     $136,730,000        Total Investments - (cost $109,011,635) - 100.4%                                             120,953,929
------------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - (0.4)%                                                      (474,507)
                             -------------------------------------------------------------------------------------------------------
                             Net Assets - 100%                                                                       $120,479,422
                             =======================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
(WI) Security purchased on a when-issued basis (note 1).

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                     PORTFOLIO OF INVESTMENTS (Unaudited)
                     NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND
                     November 30, 1998

    PRINCIPAL                                                                     OPTIONAL CALL                      MARKET
       AMOUNT        DESCRIPTION                                                    PROVISIONS*     RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                     EDUCATION AND CIVIC ORGANIZATIONS - 6.8%

$     300,000        Colorado Student Obligation Bond Authority, Student Loan        9/00 at 100            A    $  311,451
                      Revenue Bonds, 1991 Series A3, 7.250%, 9/01/05
                      (Alternative Minimum Tax)

      240,000        Colorado Student Obligation Bond Authority,  Student Loan       9/02 at 102            A       256,493
                      Revenue Bonds, 1992 Series C, 7.150%, 9/01/06
                      (Alternative Minimum Tax)

    1,500,000        Hyland Hills Park and Recreation District, Adams County,       12/06 at 101          N/R     1,638,870
                      Colorado, Special Revenue Refunding and Improvment Bonds,
                      Series 1996A, 6.750%, 12/15/15

      900,000        Board of Trustees of the University of Northern Colorado,       6/08 at 100          AAA       899,352
                      Auxiliary Facilities System Revenue Refunding Bonds,
                      Series 1998A, 5.000%, 6/01/24
----------------------------------------------------------------------------------------------------------------------------
                     HEALTH CARE - 12.9%

                     Colorado Health Facilities Authority, Revenue Bonds
                      (Catholic Health Initiatives), Series 1997A:

      500,000          5.125%, 12/01/22                                             12/07 at 101           AA       497,265
    2,000,000          5.000%, 12/01/28                                              6/08 at 101           AA     1,958,900

      750,000        Colorado Health Facilities Authority, Hospital Revenue          9/08 at 100         Baa1       733,155
                      Bonds (Parkview Medical Center, Inc. Project),
                      Series 1998, 5.300%, 9/01/25

      500,000        City of Colorado Springs, Colorado, Hospital Revenue and       12/05 at 102          AAA       552,295
                      Refunding Bonds, Series 1995, 6.000%, 12/15/24

                     Board of Trustees for the Gunnison Valley Hospital
                     (Gunnison County, Colorado), Hospital Revenue Bonds,
                     Series 1998:
      325,000          5.300%, 7/01/10                                               7/08 at 101          N/R       328,026
      275,000          5.350%, 7/01/11                                               7/08 at 101          N/R       276,642
    1,250,000          5.625%, 7/01/23                                               7/08 at 101          N/R     1,251,413

      250,000        County of Pueblo, Colorado, Insured Hospital Refunding          9/01 at 101          AAA       273,418
                      Revenue Bonds Parkview Episcopal Medical Center, (Inc.
                      Project), Series 1991A, 7.000%, 9/01/09
----------------------------------------------------------------------------------------------------------------------------
                      HOUSING/MULTIFAMILY - 22.2%

    1,500,000         Colorado Housing and Finance Authority, Multifamily           10/06 at 102           AA     1,613,970
                       Housing Insured Mortgage Revenue Bonds, 1996 Series C3
                       (Non-AMT), 6.250%, 10/01/38

    1,150,000         Colorado Housing and Finance Authority, Multifamily        4/07 at 101 1/2          AA      1,221,473
                       Housing Insured Mortgage Revenue Bonds, 1997 Series B2,
                       5.900%, 10/01/38 (Alternative Minimum Tax)

      460,000         Colorado Housing and Finance Authority, Multifamily             4/05 at 102         AA        499,615
                       Housing Insured Mortgage Revenue Bonds, 1995 Series A,
                       6.650%, 10/01/28 (Alternative Minimum Tax)

    1,265,000         Colorado Housing and Finance Authority, Multifamily            10/07 at 102         AA      1,326,264
                       Housing Insured Mortgage Revenue Bonds, 1997 Series C2,
                       5.750%, 10/01/39 (Alternative Minimum Tax)

    1,215,000         Colorado Housing and Finance Authority, Multifamily            10/08 at 101         AA      1,243,881
                       Housing Insured Mortgage Revenue Bonds, 1998 Series B2,
                       5.450%, 10/01/28 (Alternative Minimum Tax)

    2,000,000         City and County of Denver (Colorado), Multifamily Housing      10/07 at 102        AAA      2,087,960
                       Revenue Bonds (FHA Insured Mortgage Loan  The Boston
                       Lofts Project), Series 1997A, 5.850%, 10/01/38
                       (Alternative Minimum Tax)

    1,000,000         City and County of Denver (Colorado), Multifamily Housing       5/07 at 102        AAA      1,034,900
                       Revenue Bonds (FHA Insured Mortgage Loan - The
                       Buuerger Brothers and Denver Fire Clay Lofts Project),
                       Series 1997A, 5.700%, 11/01/28 (Alternative Minimum Tax)

    1,000,000         City of Lakewood, Colorado, Multifamily Housing Mortgage       10/05 at 102        AAA      1,090,470
                       Revenue Bonds (FHA Insured Mortgage Loan - The Heights
                       by Marston Lake Project), Series 1995, 6.650%, 10/01/25
                       (Alternative Minimum Tax)

     PRINCIPAL                                                                                  OPTIONAL CALL                 MARKET
        AMOUNT     DESCRIPTION                                                                   PROVISIONS*    RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 3.2%

     $ 225,000      Colorado Housing and Finance Authority, Single Family Program                    8/01 at 102   AA+     $ 232,272
                     Senior Bonds, 1991 Issue C-2 (Federally Insured or Guaranteed
                     Mortgage Loans), 7.375%, 8/01/23 (Alternative Minimum Tax)

       850,000      Colorado Housing and Finance Authority, Single Family Housing                    No Opt. Call  Aa1       542,139
                     Revenue Refunding Bonds, 1991 Series A, 0.000%, 11/01/06

       120,000      City of Commerce, Colorado Single Family Mortgage Revenue                        3/02 at 101   Aaa       125,918
                     Refunding Bonds, 1992 Series A, 6.875%, 3/01/12

       120,000      Pueblo County, Colorado, Single Family Mortgage Revenue Bonds                    6/02 at 102    AA-      128,551
                     (GNMA and FNMA Mortgage Backed Securities Program), Series
                     1994A, 6.850%, 12/01/25

       400,000      Pueblo County, Colorado, Single Family Mortgage Revenue Refunding               11/04 at 102   AAA       433,784
                     Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series
                      1994A, 7.050%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
                   LONG TERM CARE - 2.4%

     1,000,000      Colorado Health Facilities Authority, First Mortgage Revenue Bonds               1/07 at 101   N/R     1,091,760
                     (Christian Living Campus Johnson Center Nursing Facility Refunding
                     Project), Series 1997A, 7.050%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 6.3%

       450,000      Cherry Creek Vista Park and Recreation District, Colorado, General               10/02 at 100   N/R     480,294
                     Obligation Refunding and Improvement Bonds, Series 1992B, 6.875%,
                     10/01/11

       500,000      El Paso School District No. RJ-1, El Paso and Elbert Counties,                   12/05 at 100    AA-    567,635
                     Colorado, General Obligation Bonds, Series 1995, 6.800%, 12/01/14

                    School District No. 3, El Paso County, Colorado, General Obligation
                     Bonds, Series 1995A:
       1,025,000     0.000%, 12/15/07                                                            12/05 at 92 1/16   AAA     700,167
       1,020,000     0.000%, 12/15/08                                                             12/05 at 86 3/4   AAA     653,647

         250,000    Pitkin County, Colorado, General Obligation Open Space Refunding                 12/04 at 102     A     287,213
                     and Improvement Bonds, Series 1994, 6.875%, 12/01/24

         190,000    Valley Metropolitan District, Colorado, Jefferson County, General                12/00 at 101   Baa     200,080
                     Obligation Refunding Bonds, Series 1992, 7.000%, 12/15/106
------------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 5.2%

         500,000    School District No. 38, In the County of El Paso and State of                    12/01 at 101   AAA     546,495
                     Colorado, General Obligation Bonds, Collateralized Project Fixed
                     Rate Certificates of Participation (Colorado Association
                     of School Boards Lease Purchase Finance Program), Series 1992A,
                     6.900%, 12/01/13

         500,000    City of Fort Collins, Colorado, Lease Certificates of                            12/08 at 100   AAA     506,720
                     Participation (Civic Center Facilities Project), Series 1998,
                     5.125%, 12/01/18

         175,000    Jefferson County, Colorado, Refunding Certificates of                            12/02 at 102   AAA     195,813
                     Participation, 6.650%, 12/01/08

         300,000    Puerto Rico Public Buildings Authority, Government Facilities                 7/07 at 101 1/2     A     305,229
                     Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                     Puerto Rico, 5.250%, 7/01/21

         750,000    City of Woodland Park, Colorado, Limited Sales Tax Refunding Bonds,              12/03 at 101    AA     823,268
                     Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 5.3%

         750,000    City and County of Denver, Colorado, Airport System Revenue Bonds,               11/07 at 101   AAA     773,640
                     Series 1997E, 5.250%, 11/15/17

         500,000    City and County of Denver, Colorado, Special Facilities Airport                  10/02 at 102  Baa3     537,680
                     Revenue Bonds (United Air Lines Project), Series 1992A, 6.875%,
                     10/01/32 (Alternative Minimum Tax)

       1,000,000    Eagle County Air Terminal Corporation, Airport Terminal Project                   5/06 at 101   N/R   1,093,570
                     Revenue Bonds, Series 1996, 7.500%, 5/01/21 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 32.9%

       4,300,000    E-470 Public Highway Authority, Capital Improvement Trust Fund               8/05 at 95 29/32   Aaa   3,115,522
                     Highway Revenue Bonds, 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       6,500,000    Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds,                 No Opt. Call   AAA   3,861,650
                     Series 1984A, 0.000%, 9/01/10

           PORTFOLIO OF INVESTMENTS (Unaudited)
           NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND (continued) November 30, 1998

PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
   AMOUNT        DESCRIPTION                                                             PROVISIONS*      RATINGS**      VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (continued)

   $ 100,000     Pueblo School District No. 60, Fixed Rate Certificates of                 12/99 at 101     AAA     $   105,032
                 Participation (Colorado Association of
                  School Boards Lease Purchase Finance Program), Series 1989A, 7.250%,
                  12/01/09 (Pre-refunded to 12/01/99)

     300,000     Colorado Health Facilities Authority, Revenue Bonds (Rose Medical          8/01 at 102     AAA         331,299
                  Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

     500,000     Colorado Housing Finance Authority, Single Family Revenue Bonds,          No Opt. Call     Aaa         234,310
                  1985 Series A, 0.000%, 9/01/14

   3,500,000     Colorado Health Facilities Authority, Retirement Facilities               No Opt. Call     AAA         922,950
                  (Liberty Heights), 0.000%, 7/15/24

     900,000     City of Colorado Springs, Colorado, Utilities System Revenue              No Opt. Call     AAA       1,084,887
                  Bonds, Series 1978B, 6.600%, 11/15/18

     300,000     Colorado Water Resources and Power Development Authority, Water           11/99 at 100  N/R***         312,927
                  and Power Revenue Bonds, 1986 Series (Stagecoach Project), General
                  Obligation Bonds, 8.000%, 11/01/17 (Pre-refunded to 11/01/99)

     250,000     City and County of Denver, Colorado, Industrial Development               3/01 at 102     AAA          275,523
                  Revenue Bonds (University of Denver Project), Series 1991,
                  7.500%, 3/01/16 (Pre-refunded to 3/01/01)

   3,000,000     El Paso County, Colorado, Single Family Mortgage Revenue Bonds,          No Opt. Call     AAA        1,307,340
                  1984 Series A, 0.000%, 9/01/15

     250,000     Fountain Valley Authority (Colorado), Water Treatment Refunding           6/01 at 100   AA***          268,898
                  Revenue Bonds, Series 1991, 6.800%, 12/01/19 (Pre-refunded to
                  6/01/01)

     250,000     County of Logan, Colorado, Health Care Facilities Revenue Bonds           1/99 at 102     AAA          255,943
                  (Western Health Network, Inc.), Series 1988A-7, 7.625%, 1/01/19
                  (Pre-refunded to 1/01/99)

   4,000,000     Mesa County, Colorado, Residual Revenue and Refunding Bonds,             No Opt. Call     Aaa        2,219,960
                  Series 1992, 0.000%, 12/01/11

     300,000     Town of Parker, Colorado, Sales and Use Tax Revenue Improvement          11/00 at 100  N/R***          323,220
                  Bonds, Series 1991B, 7.600%, 11/01/10 (Pre-refunded to 11/01/00)

     100,000     Regional Transportation District (Colorado), Sales Tax Revenue           11/00 at 101     AAA          107,715
                  Bonds, Series 1990, 7.100%, 11/01/10 (Pre-refunded to 11/01/00)

     250,000     The Regents of the University of Colorado, Auxiliary Facilities           6/00 at 101   A1***          265,435
                  System Revenue Bonds (Boulder Campus Projects), Series 1990,
                  7.050%, 6/01/15 (Pre-refunded to 6/01/00)
--------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 0.3%

     120,000     Colorado Water Resources and Power Development Authority, Small          11/02 at 100     AAA          131,937
                  Water Resources Revenue Bonds, 1992 Series A, 6.700%, 11/01/12
--------------------------------------------------------------------------------------------------------------------------------
$ 53,925,000     Total Investments  (cost $40,273,063)  97.5%                                                        44,446,236
============--------------------------------------------------------------------------------------------------------------------
                 TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.9%

$    400,000     Moffat County, Colorado, Pollution Control Revenue Bonds                               VMIG-1          400,000
============
                 (Pacificorp Project), Variable Rate
                  Demand Bonds, 3.350%, 5/01/13+
                 ---------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities  1.6%                                                                    754,658
                 ---------------------------------------------------------------------------------------------------------------
                 Net Assets  100%                                                                                   $45,600,894
                 ===============================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.

                                 See accompanying notes to financial statements.

                         PORTFOLIO OF INVESTMENTS (Unaudited)
                         NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND November 30, 1998

   PRINCIPAL                                                                                    OPTIONAL CALL            MARKET
    AMOUNT          DESCRIPTION                                                                  PROVISIONS*  RATINGS**   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    BASIC MATERIALS - 1.8%

  $1,000,000        Lordsburg, New Mexico, Pollution Control Revenue Refunding Bonds              4/03 at 102     A     $1,103,370
                      (Phelps Dodge Corporation Project), Series 1993, 6.500%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 15.7%

   1,600,000        New Mexico Educational Assistance Foundation, Student Loan Revenue            4/02 at 102   AAA      1,742,736
                      Bonds, Series 1992A, 6.850%, 4/01/05 (Alternative Minimum Tax)

     400,000        New Mexico Educational Assistance Foundation, Student Loan Revenue           12/02 at 101   Aaa        418,640
                      Bonds, Senior 1992 Series One - A, 6.550%, 12/01/05 (Alternative
                      Minimum Tax)

     185,000        New Mexico Educational Assistance Foundation, Student Loan Revenue           12/02 at 101     A        195,190
                      Bonds, Subordinate 1992 Series One - B, 6.850%, 12/01/05
                      (Alternative Minimum Tax)

     810,000        New Mexico Educational Assistance Foundation, Student Loan Purchase           6/04 at 102   Aaa        835,847
                      Bonds, Senior 1994 Series II-A, 5.500%, 12/01/07 (Alternative
                      Minimum Tax)

     950,000        New Mexico Educational Assistance Foundation, Student Loan Purchase          No Opt. Call   Aaa      1,012,767
                      Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04 (Alternative
                      Minimum Tax)

     435,000        Puerto Rico Industrial, Medical, Educational and Environmental Pollution     No Opt. Call   BBB-       465,115
                      Control Facilities Financing Authority, Higher Education Revenue
                      Refunding Bonds, 1993 Series A (Catholic University of Puerto Rico
                      Project), 5.600%, 12/01/07

                    City of Santa Fe, New Mexico Educational Facilities Revenue Improvement
                    and Refunding Revenue Bonds (College of Santa Fe Project), Series 1997:
     500,000          6.000%, 10/01/13                                                           10/07 at 100   BBB-       540,140
     500,000          5.875%, 10/01/21                                                           10/07 at 100   BBB-       521,290

     500,000        City of Santa Fe, New Mexico, Educational Facilities Improvement             10/07 at 100   BBB-       505,010
                      Revenue Bonds (College of Santa Fe Project), Series 1998A, 5.500%,
                      10/01/28

   3,000,000        Regents of the University of New Mexico, System Revenue Refunding            No Opt. Call    AA      3,422,820
                      Bonds, Series 1992A, 6.000%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 5.6%

     450,000        City of Albuquerque, New Mexico, Hospital System Revenue Bonds, 1992          8/02 at 102   AAA        495,356
                      Series A (Presbyterian Healthcare Services), 6.375%, 8/01/07

   3,000,000        New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,           6/08 at 101   Baa1     2,950,980
                      Series 1998 (Memorial Medical Center, Inc. Project), 5.500%, 6/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY - 8.1%

   1,000,000        Las Cruces, New Mexico, Housing Development Corporation, Multifamily          4/03 at 102     A      1,055,610
                      Mortgage Revenue Refunding Bonds, Series 1993A, 6.400%, 10/01/19

     500,000        New Mexico Mortgage Finance Authority, Multifamily Housing Revenue            7/07 at 102   AAA        520,180
                      Bonds (Rio Volcan II Apartments Project), Series 1997, 5.650%,
                      7/01/18 (Alternative Minimum Tax)

   2,340,000        Santa Fe Civic Housing Authority, Inc., Multifamily Housing Revenue           8/08 at 100   AAA      2,381,956
                      Bonds (The Tuscany at St. Francis Project), Tax-Exempt Series 1998A,
                      5.500%, 8/01/30 (Alternative Minimum Tax)

   1,000,000        Villa Hermosa Affordable Housing Corporation (New Mexico),                    5/07 at 102   AAA      1,057,570
                      Multifamily Revenue Bonds (Villa Hermose Apartments Project),
                      Series 1997, 5.900%, 5/20/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 17.0%

   1,985,000        New Mexico Mortgage Finance Authority, Single Family Mortgage Program         7/06 at 102   AAA      2,134,471
                      Bonds, 1996 Series D-1, 6.250%, 7/01/22

               PORTFOLIO OF INVESTMENTS (Unaudited)
               NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND (continued) November 30, 1998

     PRINCIPAL                                                                          OPTIONAL CALL                    MARKET
        AMOUNT        DESCRIPTION                                                        PROVISIONS*     RATINGS**        VALUE
-------------------------------------------------------------------------------------------------------------------------------
                      HOUSING/SINGLE FAMILY (continued)

$    1,430,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/07 at 102          AAA   $1,531,973
                       Program Bonds, 1996 Series G-2 Bonds, 6.200%, 7/01/28
                       (Alternative Minimum Tax)

     1,245,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/05 at 102          AAA    1,341,276
                       Program Bonds, 1995 Series A - Class D, 6.650%, 7/01/26
                       (Alternative Minimum Tax)

       110,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/02 at 102          Aa1      115,410
                       Purchase Refunding Senior Bonds, 1992 Series A-1, 6.850%,
                       7/01/10

       680,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/02 at 102          Aa1      723,588
                       Purchase Refunding Senior Bonds, 1992 Series A-2, 6.900%,
                       7/01/24

     1,500,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/07 at 102          AAA    1,554,210
                       Program Bonds, 1997 Series F-2 Bonds, 5.700%, 7/01/29
                       (Alternative Minimum Tax)

     1,000,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/07 at 102          AAA    1,019,340
                       Program Bonds, 1997 Series G-2, 5.400%, 7/01/29
                       (Alternative Minimum Tax)

     1,000,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       1/08 at 102          AAA    1,019,120
                       Program Bonds, 1998 Series A-2, 5.450%, 7/01/28
                       (Alternative Minimum Tax)

     1,000,000        New Mexico Mortgage Finance Authority, Single Family Mortgage       7/08 at 102          AAA    1,006,880
                       Program Bonds, 1998 Series E-2, 5.200%, 7/01/18
                       (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
                      LONG TERM CARE - 5.9%

     1,500,000        City of Albuquerque, New Mexico, Revenue Refunding Bonds (The       6/03 at 102          AAA    1,632,705
                       Evangelical Lutheran Good Samaritan Society), Series 1993,
                       5.900%, 6/01/13

     1,000,000        City of Hobbs, New Mexico, Health Facilities Revenue Bonds,         5/06 at 102          AAA    1,046,710
                       Series 1996 (The Evangelical Lutheran Good Samaritan Society
                       Project), 5.500%, 5/01/26

       500,000        Las Cruces, New Mexico, Health Facilities Revenue Refunding        12/02 at 102          AAA      551,765
                       Bonds, Series 1992 (Evangelical Lutheran Good Samaritan
                       Society Project), 6.450%, 12/01/17

       350,000        City of Socorro, New Mexico, Health Facilities Refunding Revenue    5/04 at 102          AAA      387,807
                       Bonds (The Evangelical Lutheran Good Samaritan Society Project),
                       Series 1994, 6.000%, 5/01/08
-------------------------------------------------------------------------------------------------------------------------------
                      TAX OBLIGATION/GENERAL - 2.2%

                      Grants/Cibola County School District 1, Cibola County, New
                      Mexico, General Obligation School Building Bonds, Series 1994:
       480,000           6.250%, 5/01/08                                                  5/04 at 100         Baa2      512,962
       510,000           6.250%, 5/01/09                                                  5/04 at 100         Baa2      542,523

       100,000        Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,  7/07 at 101 1/2            A      103,682
                       5.375%, 7/01/25

       200,000        Torrance County, New Mexico, General Obligation Bonds, Series       7/00 at 100          N/R      204,266
                       1993, 5.500%, 7/01/04
-------------------------------------------------------------------------------------------------------------------------------
                      TAX OBLIGATION/LIMITED - 28.0%

     4,250,000        City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax        No Opt. Call          AAA    2,400,655
                       Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%,
                       7/01/11

                      Bernalillo County, New Mexico, Gross Receipts Tax
                       Refunding Revenue Bonds, Series 1998:
       335,000           5.000%, 4/01/12                                                 No Opt. Call          AA       350,782
     1,000,000           5.200%, 4/01/21                                                 No Opt. Call          AA     1,049,450

     1,050,000        Dona Ana County, New Mexico, Gross Receipts Tax Refunding and       6/03 at 102          AA     1,161,353
                       Improvement Revenue Bonds, Series 1993, 6.000%, 6/01/19

     1,000,000        Dona Ana County, New Mexico, Gross Receipts Tax Refunding and      No Opt. Call         Aaa     1,082,870
                       Improvement Revenue Bonds, Subordinate Series 1998, 5.500%,
                       6/01/16

       250,000        City of Las Cruces, New Mexico, Gross Receipts Tax Revenue         12/02 at 101           A       271,685
                       Refunding Bonds, Series 1992, 6.250%, 12/01/05

     1,000,000        City of Las Cruces, New Mexico, Revenue Bonds, Series 1995,        No Opt. Call         AAA     1,082,120
                       5.450%, 12/01/08 (Alternative Minimum Tax)

                      Puerto Rico Highway and Transportation Authority, Highway
                       Revenue Bonds, Series Y of 1996:
     3,550,000          5.500%, 7/01/36                                                   7/16 at 100           A     3,831,728
       750,000          5.000%, 7/01/36                                                   7/16 at 100           A       759,180

       PRINCIPAL                                                                               OPTIONAL CALL            MARKET
       AMOUNT       DESCRIPTION                                                                 PROVISIONS*  RATINGS**   VALUE
----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - (continued)

                    Sandoval County, New Mexico, Gross Receipts Tax Revenue
                    Refunding Bonds Series 1992:
    $    130,000      6.500%, 12/01/06                                                          12/02 at 102    Baa1  $   140,533
         375,000      6.900%, 11/01/12                                                          11/02 at 102    Baa1      408,128

       4,000,000    Santa Fe County, New Mexico, Correctional System Revenue                    No Opt. Call     AAA    4,678,240
                      Bonds, Series 1997, 6.000%, 2/01/27
----------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 1.8%

       1,000,000    City of Albuquerque, New Mexico, Airport Revenue Bonds,                      7/00 at 105     AAA    1,086,240
                      Series 1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - 3.0%

         250,000    City of Albuquerque, New Mexico, Joint Water and Sewer System                7/00 at 100     AAA      259,888
                      Revenue Bonds, Series 1990A, 6.000%, 7/01/15 (Pre-refunded to 7/01/00)

          90,000    Las Cruces, New Mexico, Joint Utility Refunding and Improvement              7/02 at 102   A1***       98,540
                      Revenue Bonds, Series 1992, 6.250%, 7/01/12

                    Sandoval County, New Mexico, Gross Receipts Tax/Fire District
                    Revenue Bonds, Series 1993:
         225,000      6.600%, 12/01/04 (Pre-refunded to 12/01/99)                               12/99 at 100  N/R***      234,713
         200,000      6.900%, 12/01/07 (Pre-refunded to 12/01/99)                               12/99 at 100  N/R***      209,352

         500,000    County of Sandoval, New Mexico Gross Receipts Tax Revenue Bonds,            11/05 at 101  N/R***      598,800
                      Subordinate Series 1994, 7.150%, 11/01/10 (Pre-refunded to
                      11/01/05)

         327,000    Santa Fe County, New Mexico, Office and Training Facilities                 No Opt. Call     Aaa      440,413
                      Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
----------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 8.9%

         985,000    City of Farmington, New Mexico, Pollution Control Revenue                   12/02 at 102     AAA    1,086,908
                      Refunding Bonds, 1992 Series A (Public Service Company of New
                      Mexico, San Juan and Four Corners Projects), 6.375%, 12/15/22

       1,000,000    City of Las Cruces, New Mexico, South Central Solid Waste                    6/05 at 100       A    1,060,910
                      Authority, Environmental Services Gross Receipts Tax/Project
                      Revenue Bonds, Series 1995, 6.000%, 6/01/16

                    Incorporated County of Los Alamos, New Mexico, Utility System
                      Revenue Bonds, Series 1994A:
       1,000,000      5.700%, 7/01/05                                                            7/04 at 102     AAA    1,094,210
       1,000,000      6.000%, 7/01/15                                                            7/04 at 102     AAA    1,089,700

                    Rio Grande Natural Gas Association (Dona Ana County, New Mexico),
                    Natural Gas System Refunding and Improvement Revenue Bonds,
                    Series 1993:
         100,000      6.000%, 7/01/07                                                            7/03 at 100     BBB+     105,071
       1,000,000      6.125%, 7/01/13                                                            7/03 at 100     BBB+   1,056,650
----------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 1.3%

       1,000,000    City of Albuquerque, New Mexico, Joint Water and Sewer System               No Opt. Call     AAA      698,680
                      Revenue Bonds, Series 1990A, 0.000%, 7/01/07

         100,000    City of Grants, New Mexico, Joint Water and Sewer Utility                    1/02 at 100    Baa3      106,065
                      Refunding and Improvement Revenue Bonds, Series 1993,
                      5.600%, 1/01/08
----------------------------------------------------------------------------------------------------------------------------------
    $ 59,227,000    Total Investments  (cost $56,313,404)  99.3%                                                       61,096,129
----------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities  0.7%                                                                   423,715
                    --------------------------------------------------------------------------------------------------------------
                    Net Assets  100%                                                                                  $61,519,844
                    ==============================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                      STATEMENT OF NET ASSETS (Unaudited)
                      November 30, 1998

                                                                                ARIZONA           COLORADO          NEW MEXICO
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)              $120,953,929        $44,446,236         $61,096,129
Temporary investments in short-term municipal securities, at
   amortized cost, which approximates market value (note 1)                          --            400,000                  --
Receivables:
   Interest                                                                   1,884,450            525,383           1,127,467
   Investments sold                                                               5,000            317,172             100,000
   Shares sold                                                                  109,347              3,000               7,149
Other assets                                                                     89,813             81,584              89,316
------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                         123,042,539         45,773,375          62,420,061
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                  652,331             49,824             654,804
Payables:
   Investments purchased                                                      1,463,887                 --                  --
   Shares redeemed                                                              160,810                500             111,309
Accrued expenses:
   Management fees (note 6)                                                      52,449             20,434              25,135
   12b-1 distribution and service fees (notes 1 and 6)                           20,743              9,614              12,084
   Other                                                                         13,639             24,015              14,671
Dividends payable                                                               199,258             68,094              82,214
------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                      2,563,117            172,481             900,217
------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                        $120,479,422        $45,600,894         $61,519,844
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                 $ 88,829,046        $39,706,306         $56,992,425
Shares outstanding                                                            7,685,216          3,626,928           5,280,616
Net asset value and redemption price per share                             $      11.56        $     10.95         $     10.79
Offering price per share (net asset value per share plus maximum
   sales charge of 4.20% of offering price)                                $      12.07        $     11.43         $     11.26
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                 $  2,956,054        $ 3,231,111         $ 2,158,535
Shares outstanding                                                              255,944            294,668             200,078
Net asset value, offering and redemption price per share                   $      11.55        $     10.97         $     10.79
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                 $  6,902,704        $ 1,739,924         $ 1,888,556
Shares outstanding                                                              597,346            159,054             174,987
Net asset value, offering and redemption price per share                   $      11.56        $     10.94         $     10.79
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                 $ 21,791,618        $   923,553         $   480,328
Shares outstanding                                                            1,885,514             84,305              44,408
Net asset value, offering and redemption price per share                   $      11.56        $     10.95         $     10.82
------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                      STATEMENT OF OPERATIONS (Unaudited)
                      Six Months Ended November 30, 1998

                                                                                   ARIZONA            COLORADO          NEW MEXICO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                                      $3,246,828          $1,204,775          $1,662,786
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                           325,185             118,720             165,615
12b-1 service fees  Class A (notes 1 and 6)                                         87,962              38,569              56,175
12b-1 distribution and service fees  Class B (notes 1 and 6)                        11,246              11,867               8,417
12b-1 distribution and service fees  Class C (notes 1 and 6)                        24,854               4,779               6,755
Shareholders' servicing agent fees and expenses                                     37,198              16,292              12,318
Custodian's fees and expenses                                                       30,951              30,246              32,144
Trustees' fees and expenses (note 6)                                                 1,384                 998               1,370
Professional fees                                                                    5,689               5,533               6,045
Shareholders' reports  printing and mailing expenses                                24,456               5,989               8,800
Federal and state registration fees                                                  4,876               2,603               2,060
Other expenses                                                                       3,277               1,094               1,690
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                        557,078             236,690             301,389
        Expense reimbursement (note 6)                                             (33,765)                 --             (32,172)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       523,313             236,690             269,217
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            2,723,515             968,085           1,393,569
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                     269,659             388,757             355,052
Net change in unrealized appreciation or depreciation of investments             1,438,046             195,731             301,228
----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                        1,707,705             584,488             656,280
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $4,431,220          $1,552,573          $2,049,849
----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                              ARIZONA                         COLORADO                      NEW MEXICO
                                     -------------------------------  -----------------------------   ------------------------------
                                     SIX MONTHS ENDED     YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                             11/30/98        5/31/98          11/30/98      5/31/98           11/30/98      5/31/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                    $  2,723,515   $  5,346,805       $   968,085   $ 1,744,521      $ 1,393,569   $ 2,580,223
Net realized gain from investment
  transactions (notes 1 and 4)                269,659        546,400           388,757       231,489          355,052       184,412
Net change in unrealized appreciation
  or depreciation of investments            1,438,046      4,023,073           195,731     1,920,494          301,228     2,447,338
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  operations                                4,431,220      9,916,278         1,552,573     3,896,504        2,049,849     5,211,973
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment
  income:
  Class A                                  (2,047,555)    (4,135,375)         (905,646)   (1,680,403)      (1,289,702)   (2,506,960)
  Class B                                     (45,936)       (22,463)          (48,441)      (41,768)         (33,884)      (37,062)
  Class C                                    (136,505)      (172,117)          (25,728)      (14,892)         (36,447)      (25,798)
  Class R                                    (516,328)    (1,018,591)          (20,045)      (33,606)         (11,417)      (16,170)
From accumulated net realized gains
  from investment transactions:
  Class A                                          --       (132,275)               --            --               --            --
  Class B                                          --           (677)               --            --               --            --
  Class C                                          --         (5,284)               --            --               --            --
  Class R                                          --        (31,231)               --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders            (2,746,324)    (5,518,013)         (999,860)   (1,770,669)      (1,371,450)   (2,585,990)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares           10,189,840     17,232,021         6,591,148     9,498,060        3,829,610     9,586,060
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                          1,156,560      2,750,177           395,568       881,170          509,103     1,454,066
-----------------------------------------------------------------------------------------------------------------------------------
                                           11,346,400     19,982,198         6,986,716    10,379,230        4,338,713    11,040,126
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                    (6,925,557)   (15,141,453)       (2,510,347)   (4,121,233)      (1,817,182)   (7,327,443)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions              4,420,843      4,840,745         4,476,369     6,257,997        2,521,531     3,712,683
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                  6,105,739      9,239,010         5,029,082     8,383,832        3,199,930     6,338,666
Net assets at the beginning of
 period                                   114,373,683    105,134,673        40,571,812    32,187,980       58,319,914    51,981,248
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period          $120,479,422   $114,373,683       $45,600,894   $40,571,812      $61,519,844   $58,319,914
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed/(over-
  distributed) net investment income
  at end of period                       $    (16,859)  $      5,950       $   (34,481)  $    (2,706)     $    26,600   $     4,481
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"), the Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and the Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Arizona had an outstanding when-issued purchase commitment of $1,463,887. There were no such outstanding purchase commitments in either of the other two Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Fund shares were as follows:

                                                                                                  ARIZONA
                                                                           ---------------------------------------------------
                                                                               SIX MONTHS ENDED              YEAR ENDED
                                                                                   11/30/98                    5/31/98
                                                                           --------------------------------------------------
                                                                             SHARES        AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                    576,272   $ 6,616,755      939,381   $ 10,594,838
 Class B                                                                    128,742     1,474,514      119,506      1,355,584
 Class C                                                                     53,144       607,862      316,012      3,587,493
 Class R                                                                    130,428     1,490,709      150,054      1,694,106
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                     66,713       765,968      175,183      1,969,412
 Class B                                                                      1,100        12,619        1,093         12,309
 Class C                                                                      5,747        65,946       10,523        118,375
 Class R                                                                     27,161       312,027       57,709        650,081
-----------------------------------------------------------------------------------------------------------------------------
                                                                            989,307    11,346,400    1,769,461     19,982,198
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                   (497,868)   (5,727,557)  (1,120,408)   (12,656,620)
 Class B                                                                    (16,133)     (183,340)     (10,128)      (112,911)
 Class C                                                                    (16,980)     (194,768)     (62,551)      (705,918)
 Class R                                                                    (71,427)     (819,892)    (147,567)    (1,666,004)
-----------------------------------------------------------------------------------------------------------------------------
                                                                           (602,408)   (6,925,557)  (1,340,654)   (15,141,453)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                                386,899   $ 4,420,843      428,807   $  4,840,745
=============================================================================================================================

                                                                                         COLORADO
                                                                        --------------------------------------------------
                                                                          SIX MONTHS ENDED              YEAR ENDED
                                                                                11/30/98                  5/31/98
                                                                        --------------------------------------------------
                                                                          SHARES        AMOUNT      SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                369,274   $ 4,018,197     681,355   $ 7,321,628
 Class B                                                                139,508     1,519,251     107,622     1,152,203
 Class C                                                                 83,639       909,762      70,146       756,209
 Class R                                                                 13,207       143,938      25,721       268,020
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 31,232       339,871      76,970       817,880
 Class B                                                                  2,462        26,889       2,159        22,985
 Class C                                                                    912         9,929         752         8,060
 Class R                                                                  1,733        18,879       3,027        32,245
--------------------------------------------------------------------------------------------------------------------------
                                                                        641,967     6,986,716     967,752    10,379,230
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (223,588)   (2,431,263)   (385,803)   (4,121,180)
 Class B                                                                   (721)       (7,806)         (5)          (53)
 Class C                                                                 (6,542)      (71,169)         --            --
 Class R                                                                    (10)         (109)         --            --
--------------------------------------------------------------------------------------------------------------------------
                                                                       (230,861)   (2,510,347)   (385,808)   (4,121,233)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                            411,106   $ 4,476,369     581,944   $ 6,257,997
==========================================================================================================================

                                                                                          NEW MEXICO
                                                                        --------------------------------------------------
                                                                          SIX MONTHS ENDED             YEAR ENDED
                                                                               11/30/98                  5/31/98
                                                                        --------------------------------------------------
                                                                         SHARES        AMOUNT      SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                250,776   $ 2,691,129     698,030   $ 7,365,655
 Class B                                                                 71,773       769,648      79,732       842,865
 Class C                                                                 34,411       367,750     123,525     1,304,991
 Class R                                                                    101         1,083       6,637        72,549
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 43,729       469,177     136,279     1,420,855
 Class B                                                                  1,555        16,685       1,262        13,257
 Class C                                                                  1,420        15,250         525         5,545
 Class R                                                                    743         7,991       1,369        14,409
--------------------------------------------------------------------------------------------------------------------------
                                                                        404,508     4,338,713   1,047,359    11,040,126
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (164,228)   (1,759,682)   (686,757)   (7,182,281)
 Class B                                                                 (5,212)      (55,502)    (13,762)     (145,162)
 Class C                                                                   (177)       (1,890)         --            --
 Class R                                                                    (10)         (108)         --            --
--------------------------------------------------------------------------------------------------------------------------
                                                                       (169,627)   (1,817,182)   (700,519)   (7,327,443)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                            234,881   $ 2,521,531     346,840   $ 3,712,683
==========================================================================================================================

3. DISTRIBUTIONS TO SHAREHOLDERS

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:

                                             ARIZONA             COLORADO                NEW MEXICO
--------------------------------------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                      $.0445              $.0425                  $.0410
 Class B                                       .0375               .0360                   .0345
 Class C                                       .0395               .0375                   .0365
 Class R                                       .0465               .0445                   .0430
==========================================================================================================================

The following Funds also declared taxable distributions, which include capital gains and/or market discount, which were paid on December 7, 1998, to shareholders of record on December 2, 1998, as follows:

                                                            ARIZONA    COLORADO
--------------------------------------------------------------------------------
Taxable distributions per share:                            $ .0539    $ .0300
--------------------------------------------------------------------------------


4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                               ARIZONA     COLORADO   NEW MEXICO
--------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities          $9,764,458  $7,452,970  $8,291,300
 Temporary municipal investments               4,400,000   2,900,000   1,500,000
Sales:
 Investments in municipal securities           4,147,522   4,393,865   5,417,124
 Temporary municipal investments               4,900,000   2,500,000   1,500,000
--------------------------------------------------------------------------------

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           COLORADO  NEW MEXICO
--------------------------------------------------------------------------------
Expiration Year:
 2003                                                      $270,604  $  812,701
 2004                                                            --     290,586
--------------------------------------------------------------------------------
Total                                                      $270,604  $1,103,287
--------------------------------------------------------------------------------


5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                             ARIZONA     COLORADO    NEW MEXICO
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                             $11,942,294  $4,174,823   $4,782,725
 depreciation                                      --      (1,650)          --
--------------------------------------------------------------------------------
Net unrealized appreciation               $11,942,294  $4,173,173   $4,782,725
--------------------------------------------------------------------------------


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                       .5500 of 1%
For the next $125 million                                        .5375 of 1
For the next $250 million                                        .5250 of 1
For the next $500 million                                        .5125 of 1
For the next $1 billion                                          .5000 of 1
For net assets over $2 billion                                   .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                        ARIZONA   COLORADO       NEW MEXICO
---------------------------------------------------------------------------
Commission advances                     $69,067    $73,374          $35,236
---------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1998, the Distributor retained such 12b-1 fees as follows:

                                        ARIZONA   COLORADO       NEW MEXICO
---------------------------------------------------------------------------
12b-1 fees retained                     $25,399    $15,150          $13,548
---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1998, as follows:

                                        ARIZONA   COLORADO       NEW MEXICO
---------------------------------------------------------------------------
CDSC retained                           $ 7,157    $ 2,948          $ 2,250
---------------------------------------------------------------------------

7.   COMPOSITION OF NET ASSETS
At November 30, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                ARIZONA      COLORADO     NEW MEXICO
--------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                            $107,943,614   $41,344,050    $57,461,467
Balance of undistributed/(over-distributed) net investment income               (16,859)      (34,481)        26,600
Accumulated net realized gain (loss) from investment transactions               610,373       118,152       (750,948)
Net unrealized appreciation of investments                                   11,942,294     4,173,173      4,782,725
--------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $120,479,422   $45,600,894    $61,519,844
--------------------------------------------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS (Unaudited)

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                   INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                              --------------------------------      ------------------------------
                                               NET
                                          REALIZED/
                                        UNREALIZED
                BEGINNING          NET      INVEST-                    NET                               ENDING
                      NET       INVEST-       MENT                  INVEST-                                 NET
YEAR ENDED          ASSET         MENT        GAIN                    MENT     CAPITAL                    ASSET     TOTAL
MAY 31,             VALUE     INCOME(A)      (LOSS)      TOTAL      INCOME        GAIN       TOTAL        VALUE  RETURN(B)
---------------------------------------------------------------------------------------------------------------------------
ARIZONA**
Class A (10/86)
  1999 (d)          $11.40    $    .27       $ .16       $ .43       $(.27)      $  --       $(.27)      $11.56      3.79%
  1998               10.94         .55         .48        1.03        (.55)       (.02)       (.57)       11.40      9.56
  1997               10.73         .56         .27         .83        (.56)       (.06)       (.62)       10.94      7.85
  1996               10.85         .57        (.12)        .45        (.57)         --        (.57)       10.73      4.21
  1995               10.43         .58         .42        1.00        (.58)         --        (.58)       10.85     10.03
  1994               10.81         .60        (.38)        .22        (.60)         --        (.60)       10.43      1.92
Class B (2/97)
  1999 (d)           11.39         .22         .17         .39        (.23)         --        (.23)       11.55      3.41
  1998               10.94         .47         .47         .94        (.47)       (.02)       (.49)       11.39      8.67
  1997 (c)           10.92         .16         .02         .18        (.16)         --        (.16)       10.94      1.64
Class C (2/94)
  1999 (d)           11.39         .23         .18         .41        (.24)         --        (.24)       11.56      3.61
  1998               10.94         .49         .47         .96        (.49)       (.02)       (.51)       11.39      8.89
  1997               10.73         .50         .27         .77        (.50)       (.06)       (.56)       10.94      7.28
  1996               10.84         .51        (.11)        .40        (.51)         --        (.51)       10.73      3.75
  1995               10.43         .52         .41         .93        (.52)         --        (.52)       10.84      9.32
  1994 (c)           11.22         .14        (.79)       (.65)       (.14)         --        (.14)       10.43    (16.61)*
Class R (2/97)
  1999 (d)           11.40         .28         .16         .44        (.28)         --        (.28)       11.56      3.89
  1998               10.94         .57         .48        1.05        (.57)       (.02)       (.59)       11.40      9.79
  1997 (c)           10.92         .19         .02         .21        (.19)         --        (.19)       10.94      1.96
---------------------------------------------------------------------------------------------------------------------------
COLORADO***
Class A (5/87)
  1999 (d)          $10.81    $    .25       $ .15       $ .40       $(.26)      $  --       $(.26)      $10.95      3.70%
  1998               10.15         .52         .66        1.18        (.52)         --        (.52)       10.81     11.85
  1997                9.79         .53         .35         .88        (.52)         --        (.52)       10.15      9.22
  1996                9.93         .54        (.13)        .41        (.55)         --        (.55)        9.79      4.14
  1995                9.62         .57         .30         .87        (.56)         --        (.56)        9.93      9.54
  1994               10.04         .58        (.37)        .21        (.58)       (.05)       (.63)        9.62      2.03
Class B (2/97)
  1999 (d)           10.82         .21         .16         .37        (.22)         --        (.22)       10.97      3.42
  1998               10.16         .43         .68        1.11        (.45)         --        (.45)       10.82     11.03
  1997 (c)           10.21         .12        (.06)        .06        (.11)         --        (.11)       10.16       .61
Class C (2/97)
  1999 (d)           10.80         .22         .15         .37        (.23)         --        (.23)       10.94      3.41
  1998               10.15         .46         .66        1.12        (.47)         --        (.47)       10.80     11.17
  1997 (c)           10.13         .16         .02         .18        (.16)         --        (.16)       10.15      1.75
Class R (2/97)
  1999 (d)           10.81         .26         .15         .41        (.27)         --        (.27)       10.95      3.81
  1998               10.16         .54         .66        1.20        (.55)         --        (.55)       10.81     11.98
  1997 (c)           10.21         .15        (.06)        .09        (.14)         --        (.14)       10.16       .85
---------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS/SUPPLEMENTAL DATA
                     ---------------------------------------------------------------------------------
                                                   RATIO                           RATIO
                                                  OF NET                          OF NET
                                 RATIO OF     INVESTMENT         RATIO OF     INVESTMENT
                                 EXPENSES         INCOME         EXPENSES      INCOME TO
                               TO AVERAGE     TO AVERAGE       TO AVERAGE        AVERAGE
                     ENDING    NET ASSETS     NET ASSETS       NET ASSETS     NET ASSETS
                        NET        BEFORE         BEFORE            AFTER          AFTER     PORTFOLIO
                     ASSETS     REIMBURSE-     REIMBURSE-       REIMBURSE-     REIMBURSE-     TURNOVER
                       (000)         MENT           MENT           MENT(A)        MENT(A)         RATE
------------------------------------------------------------------------------------------------------
ARIZONA**
Class A (10/86)
  1999 (d)          $88,829           .93%*         4.57%*          .88%*         4.62%*            4%
  1998               85,922           .93           4.77            .83           4.87             16
  1997               82,567          1.05           4.91            .83           5.13             25
  1996               80,094          1.07           4.82            .69           5.20             38
  1995               80,406          1.20           5.21            .82           5.59             27
  1994               82,676          1.09           5.03            .64           5.48             21
Class B (2/97)
  1999 (d)            2,956          1.69*          3.81*          1.63*          3.87*             4
  1998                1,620          1.68           3.98           1.51           4.15             16
  1997 (c)              347          1.67*          4.38*          1.62*          4.43*            25
Class C (2/94)
  1999 (d)            6,903          1.48*          4.02*          1.43*          4.07*             4
  1998                6,328          1.48           4.20           1.35           4.33             16
  1997                3,189          1.59           4.37           1.38           4.58             25
  1996                1,970          1.63           4.24           1.23           4.64             38
  1995                1,621          1.75           4.62           1.36           5.01             27
  1994 (c)            1,122          1.62*          3.94*          1.20*          4.36*            21
Class R (2/97)
  1999 (d)           21,792           .73*          4.77*           .68*          4.82*             4
  1998               20,504           .73           4.97            .63           5.07             16
  1997 (c)           19,031           .73*          5.32*           .67*          5.38*            25
------------------------------------------------------------------------------------------------------
COLORADO***
Class A (5/87)
  1999 (d)          $39,706          1.04%*         4.54%*         1.04%*         4.54%*           10%
  1998               37,285          1.01           4.83           1.00           4.84             19
  1997               31,229          1.18           4.87            .74           5.31             27
  1996               33,637          1.27           4.69            .55           5.41             70
  1995               34,982          1.27           5.22            .50           5.99             38
  1994               35,796          1.27           4.81            .37           5.71             42
Class B (2/97)
  1999 (d)            3,231          1.79*          3.80*          1.79*          3.80*            10
  1998                1,661          1.76           4.05           1.75           4.06             19
  1997 (c)              444          1.78*          4.35*          1.53*          4.60*            27
Class C (2/97)
  1999 (d)            1,740          1.59*          3.99*          1.59*          3.99*            10
  1998                  875          1.56           4.24           1.55           4.25             19
  1997 (c)              103          1.58*          4.67*          1.31*          4.94*            27
Class R (2/97)
  1999 (d)              924           .84*          4.74*           .84*          4.74*            10
  1998                  750           .81           5.02            .80           5.03             19
  1997 (c)              413           .83*          5.35*           .58*          5.60*            27
-----------------------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
**** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.
(d)  For the six months ended November 30, 1998.

Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)

                                   INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                              --------------------------------      ------------------------------
                                               NET
                                          REALIZED/
                 BEGINNING       NET        INVEST-                    NET                               ENDING
                       NET    INVEST-         MENT                  INVEST-                                 NET
                     ASSET      MENT          GAIN                    MENT     CAPITAL                    ASSET    TOTAL
MAY 31,              VALUE    INCOME(A)      (LOSS)      TOTAL      INCOME        GAIN       TOTAL        VALUE   RETURN(B)
---------------------------------------------------------------------------------------------------------------------------
NEW MEXICO****
CLASS A (9/92)
     1999 (d)       $10.67    $    .25       $ .12       $ .37       $(.25)      $  --       $(.25)      $10.79       3.47%
     1998            10.16         .50         .51        1.01        (.50)         --        (.50)       10.67      10.17
     1997             9.81         .51         .35         .86        (.51)         --        (.51)       10.16       8.90
     1996            10.01         .51        (.19)        .32        (.52)         --        (.52)        9.81       3.18
     1995             9.68         .52         .33         .85        (.52)         --        (.52)       10.01       9.25
     1994            10.04         .53        (.33)        .20        (.53)       (.03)       (.56)        9.68       1.92
CLASS B (2/97)
     1999 (d)        10.67         .21         .12         .33        (.21)         --        (.21)       10.79       3.10
     1998            10.15         .43         .52         .95        (.43)         --        (.43)       10.67       9.46
     1997 (c)        10.24         .12        (.10)        .02        (.11)         --        (.11)       10.15        .18
CLASS C (2/97)
     1999 (d)        10.67         .22         .12         .34        (.22)         --        (.22)       10.79       3.21
     1998            10.16         .45         .51         .96        (.45)         --        (.45)       10.67       9.60
     1997 (c)        10.23         .12        (.08)        .04        (.11)         --        (.11)       10.16        .43
CLASS R (2/97)
     1999 (d)        10.70         .26         .12         .38        (.26)         --        (.26)       10.82       3.58
     1998            10.17         .53         .53        1.06        (.53)         --        (.53)       10.70      10.59
     1997 (c)        10.23         .14        (.07)        .07        (.13)         --        (.13)       10.17        .71

                                                    RATIOS/SUPPLEMENTAL DATA
                     ---------------------------------------------------------------------------------
                                                   RATIO                           RATIO
                                                  OF NET                          OF NET
                                 RATIO OF     INVESTMENT         RATIO OF     INVESTMENT
                                 EXPENSES         INCOME         EXPENSES      INCOME TO
                               TO AVERAGE     TO AVERAGE       TO AVERAGE        AVERAGE
                     ENDING    NET ASSETS     NET ASSETS       NET ASSETS     NET ASSETS
                        NET        BEFORE         BEFORE            AFTER          ATFER     PORTFOLIO
                     ASSETS     REIMBURSE-     REIMBURSE-       REIMBURSE-     REIMBURSE-     TURNOVER
                       (000)         MENT           MENT           MENT(A)        MENT(A)         RATE
------------------------------------------------------------------------------------------------------
NEW MEXICO****
CLASS A (9/92)
     1999 (d)       $56,992           .96%*         4.57%*          .86%*         4.67%*            9%
     1998            54,959           .93           4.65            .79           4.79             13
     1997            50,807          1.08           4.76            .77           5.07             43
     1996            51,173          1.09           4.69            .68           5.10             57
     1995            52,150          1.17           4.98            .67           5.48             38
     1994            51,167          1.14           4.50            .40           5.24             39
CLASS B (2/97)
     1999 (d)         2,159          1.72*          3.81*          1.61*          3.92*             9
     1998             1,408          1.68           3.88           1.53           4.03             13
     1997 (c)           657          1.68*          4.05*          1.54*          4.19*            43
CLASS C (2/97)
     1999 (d)         1,889          1.52*          4.01*          1.41*          4.12*             9
     1998             1,487          1.48           4.06           1.31           4.23             13
     1997 (c)           155          1.48*          4.26*          1.34*          4.40*            43
CLASS R (2/97)
     1999 (d)           480           .76*          4.77*           .66*          4.87*             9
     1998               466           .73           4.86            .58           5.01             13
     1997 (c)           362           .73*          5.04*           .59*          5.18*            43

BUILDING A BETTER PORTFOLIO CAN MAKE YOU A SUCCESSFUL INVESTOR


NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND
INCOME
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio-one that balances different types of investments, levels of risk and tax management can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

MUTUAL FUNDS

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

PRIVATE ASSET MANAGEMENT

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

DEFINED PORTFOLIOS

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

EXCHANGE-TRADED FUNDS

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUNIPREFERRED(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND
SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
   NUVEEN
       1998

OUR SECOND CENTURY
   helping investors sustain the wealth of a lifetime./SM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com

NUVEEN
Municipal
Bond Funds



November 30, 1998

Semiannual Report


Dependable, tax-free income
to help you keep more of
what you earn.





[PHOTO APPEARS HERE]





Florida

Highlights

As of November 30, 1998
For Class A shares at net asset value



Credit Quality                   Performance Highlights


Nuveen Flagship Florida Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed 69%
AA                   7%
A                   12%
BBB/NR              12%

 .  One-year total return of 6.89%

 .  Steady dividend for 18 consecutive months

 . Good credit quality with 76% of the funds assets invested in AAA or AA rated bonds



    Contents

 1  Dear Shareholder

 3  Nuveen Flagship Florida Municipal Bond
    Fund Commentary and Overview

 5  Portfolio of Investments

13  Statement of Net Assets

14  Statement of Operations

15  Statement of Changes in Net Assets

16  Notes to Financial Statements

19  Financial Highlights

20  Building Better Portfolios

21  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report on the performance of your Nuveen Flagship Florida Municipal Bond Fund for the 12 months ended November 30, 1998. Providing a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with the preservation of capital remains the primary investment objective for this fund. We achieved this objective, illustrating once again that Nuveen tax-free mutual funds can provide an excellent investment option for income-oriented investors.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. The Federal Reserve intervened in an attempt to soften the impact of the financial crises by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Flagship Florida Municipal Bond Fund continued to provide an attractive current market yield and after-tax total return. Your fund represented a bright spot among fixed-income investments. In addition, the fund maintained a good level of call protection, which provides a strong foundation for a potentially stable income stream in the future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional position to buy and sell securities at competitive prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points--from 5.36% to 5.10%--compared with the 99-point drop, to 5.06%, in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has climbed as high as 104%. For investors, this means that long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities, before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

"The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services."

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total issuance, this put 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services. To this end, Nuveen has assembled the Premier Advisers/(SM)/, a growing group of experts that provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a nationally respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Nuveen Flagship Florida Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom O'Shaughnessy discusses the Nuveen Flagship Florida Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.



What is the status of Florida's economy and its municipal market?

Florida's economy continues to flourish. In late 1998, the state's unemployment rate dropped to its lowest level since 1973, job and population growth continued to be strong, and tourism for the year was up versus 1997. Job growth in the state has been centered in construction, healthcare, engineering, and management services.

Although Florida's rate of growth is expected to slow in 1999, economic performance should remain strong and could move Florida ahead of South Carolina as the Southeast's top performing state (in terms of gross state product).

Florida has historically ranked among the nation's largest issuers of municipal bonds, and 1998 was no exception. The state ranked fifth nationwide in year to date issuance as of November 30, 1998, and securities came to market from a variety of different sectors. In addition, due to low interest rates, expansive state and national economic conditions, a growing infrastructure, and school financing needs, supply is expected to remain strong throughout the foreseeable future.

How did the Nuveen Flagship Florida Municipal Bond Fund's underlying portfolio perform during the past year?

For the 12 months ended November 30, 1998, the Nuveen Flagship Florida Municipal Bond Fund generated a total return on net asset value of 6.89%, equivalent to a taxable total return of 9.23% for investors in the 31% federal income tax bracket. That performance compares to the 6.93% average annual total return posted by the Lipper Florida Municipal Debt Peer Group* of 62 municipal bond funds.

What key strategies were used over
the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy during the recent period. Healthy issuance in a variety of sectors increased our ability to find attractive securities while maintaining the portfolio's strong diversification. The two largest sector allocations were U.S. Guaranteed bonds and healthcare securities, which accounted for 16% and 12%, respectively, of the fund's investments. These sectors not only experienced some of the state's heaviest issuance volume, they performed well during the period.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we found value among longer-term bonds during the year.

The fund also benefited from good call protection, which helped it maintain a more predictable income stream. Call protection insulates investors from income erosion, especially in a declining interest rate environment. The Nuveen Flagship Florida Municipal Bond Fund has paid shareholders the same dividend for 18 consecutive months.

The fund also maintained its primary focus on high-quality securities, with 76% of the portfolio invested in bonds rated AAA or AA, as of November 30, 1998. However, Nuveen's extensive research capabilities also made it possible for us to identify lower-rated debt that we believe offered both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Flagship Florida Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

In the coming months, housing bonds will be prime candidates for addition to the portfolio. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We also expect to see fewer insured issues coming to market, which should make the portfolio's current insured holdings even more attractive as time passes.

* The Lipper Peer Group return represents the average annualized return of the 62 funds in the Lipper Florida Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Florida Municipal Bond Fund
Performance Overview
As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

12/97        .046
 1/98        .046
 2/98        .046
 3/98        .046
 4/98        .046
 5/98        .046
 6/98        .046
 7/98        .046
 8/98        .046
 9/98        .046
10/98        .046
11/98        .046

Top 5 Sectors (as a % of total investments)

U.S. Guaranteed                         16%
-------------------------------------------
Health Care                             12%
-------------------------------------------
Tax Obligation (Limited)                11%
-------------------------------------------
Utilities                               11%
-------------------------------------------
Housing (Multifamily)                   10%
-------------------------------------------


Portfolio Statistics

Share Class                                     A        B        C          R
------------------------------------------------------------------------------
Inception Date                               6/90     2/97     9/95       2/97
------------------------------------------------------------------------------
Net Asset Value                            $11.03   $11.04   $11.03   $  11.03
------------------------------------------------------------------------------
Total Net Assets ($000)                                               $379,518
------------------------------------------------------------------------------
Effective Maturity (Years)                                               19.37
------------------------------------------------------------------------------
Modified Duration (Years)                                                 6.13
------------------------------------------------------------------------------

 Annualized Total Return/2/
Share Class                           A(NAV)    A(Offer)     B        C      R
------------------------------------------------------------------------------
1-Year                                6.89%     2.37%    6.13%    6.21%  7.13%
------------------------------------------------------------------------------
5-Year                                5.61%     4.71%    4.99%    5.04%  5.70%
------------------------------------------------------------------------------
Inception                             7.71%     7.16%    7.13%    7.12%  7.76%
------------------------------------------------------------------------------


1 The Fund also paid shareholders taxable distributions in December of $0.0101 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Portfolio of Investments (Unaudited)
Nuveen Flagship Florida Municipal Bond Fund
November 30,1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials -- 0.4%

$    750,000    Clay County Development Authority, Industrial Development Revenue            7/02 at 102         AA-    $   813,758
                  Refunding Bonds (Cargill, Incorporated Project), Series 1992, 6.400%,
                  3/01/11

     600,000    City of Jacksonville, Florida, Industrial Development Revenue                3/02 at 102         AA-        643,578
                  Refunding Bonds (Cargill Incorporated Project), Series 1992,
                  6.400%, 3/01/11
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 0.1%

     300,000    Brevard County Educational Facilities Authority (Florida), Educational      11/02 at 102         BBB        323,001
                  Facilities Refunding and Improvement Revenue Bonds, Series 1992,
                  6.875% 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Energy -- 0.3%

   1,000,000    Gulf Coast Industrial Development Authority, Waste Disposal Revenue          6/08 at 102        BBB-        992,560
                  Bonds (Valero Refining and Marketing Company Project), Series 1997,
                  5.600%, 12/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products -- 4.4%

   5,500,000    Escambia County, Florida, Pollution Control Revenue Bonds (Champion          8/04 at 102        Baa1      6,042,850
                  International Project), Series 1994, 6.900%, 8/01/22 (Alternative
                  Minimum Tax)

   8,350,000    Escambia County, Florida, Pollution Control Revenue Bonds (Champion          9/06 at 102        Baa1      9,011,905
                  International Project), Series 1996, 6.400%, 9/01/30 (Alternative
                  Minimum Tax)

   1,500,000    Nassau County, Florida, Pollution Control Revenue Refunding Bonds (ITT       7/03 at 102        BBB+      1,583,355
                  Rayonier Inc. Project), Series 1993, 6.200%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 12.1%

   3,000,000    Jacksonville Health Facilities Authority, Florida, Hospital Facilities      11/01 at 102         AA+      3,284,580
                  Refunding Revenue Bonds, Series 1991 (St. Lukes Hospital Association
                  Project), 7.125%, 11/15/20

   6,000,000    City of Lakeland, Florida, Hospital Revenue Refunding Bonds (Lakeland       11/06 at 102         AAA      6,095,220
                  Regional Medical Center Project), Series 1996, 5.250%, 11/15/25

   2,100,000    Hospital Board of Directors of Lee County, Florida, Hospital Revenue         4/07 at 102         AAA      2,260,125
                  Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue
                  Bonds, 1997 Series A, 5.625%, 4/01/16

   2,320,000    Martin County Health Facilities Authority (Florida), Hospital               11/00 at 102         AAA      2,517,687
                  Revenue Refunding Bonds, Series 1990A (Martin Memorial Hospital),
                  7.125%, 11/15/04

                North Broward Hospital District (Florida), Refunding and Improvement
                Revenue Bonds, Series 1997:
   1,000,000      5.250%, 1/15/17                                                            1/07 at 101         AAA      1,024,810
   3,000,000      5.375%, 1/15/24                                                            1/07 at 101         AAA      3,084,750

   1,230,000    City of North Miami, Florida, Health Facilities Authority, Health            9/00 at 102          A+      1,323,763
                  Facility Revenue Bonds (Villa Maria Nursing and Rehabilitation
                  Center Project), Series 1985B, Remarketed (Bon Secours Health System),
                  7.500%, 9/01/12

   2,500,000    Orange County Health Facilities Authority, Florida, Hospital Revenue        11/01 at 102         AAA      2,747,875
                  Bonds, Series 1991-A (Adventist Health System/Sunbelt, Inc.), 6.875%,
                  11/15/15

   2,500,000    Orange County Health Facilities Authority, Florida, Hospital Revenue        11/01 at 102         AAA      2,739,225
                  Bonds, Series 1991-B (Adventist Health System/Sunbelt, Inc.), 6.750%,
                  11/15/21

  10,645,000    Orange County Health Facilities Authority, Florida, Hospital Revenue        11/05 at 102         AAA     10,800,417
                  Bonds, Series 1995 (Adventist Health System/Sunbelt Obligated
                  Group), 5.250%, 11/15/20

   2,070,000    Orange County Health Facilities Authority, Florida, Hospital Revenue       No Opt.  Call         AAA      2,429,104
                  Bonds (Orlando Regional Healthcare System), Series 1996A, 6.250%,
                  10/01/18

   5,455,000    Orange County Health Facilities Authority, Florida, Hospital Revenue        No Opt. Call         AAA      6,472,521
                  Bonds (Orlando Regional Healthcare System), Series 1996C, 6.250%,
                  10/01/21

   1,000,000    St. Johns County Industrial Development Authority, Hospital Revenue          8/02 at 102          A2      1,048,000
                  Bonds (Flagler Hospital Project), Series 1992, 6.000%, 8/01/22

Portfolio of Investments (Unaudited)

November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily--9.4%

$    600,000    Housing Finance Authority of Broward County, Florida, Multifamily            2/05 at 102         AAA   $    665,400
                  Housing Revenue Refunding Bonds (Lakeside Apartments Project),
                  Series 1995, 7.000%, 2/01/25

     250,000    Housing Finance Authority of Broward County, Florida, Multifamily            8/06 at 102         AAA        271,985
                  Housing Revenue Refunding Bonds (Boardwalk  Apartments Project),
                  Series 1996, 6.200%, 8/01/16

     940,000    Housing Finance Authority of Broward County, Florida, Multifamily           10/08 at 102         N/R        990,412
                  Housing Revenue Bonds (Stirling Apartments Project), Series 1998,
                  5.400%, 10/01/11 (Alternative Minimum Tax)

   2,700,000    Duval County Housing Finance Authority, Florida, Multi-Family Housing        4/05 at 102        BBB+      2,948,427
                  Revenue Refunding Bonds,Series 1995 (Greentree Place Project),
                  6.750%, 4/01/25

     710,000    Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds,    6/02 at 103         AAA        759,970
                  1992 Series A, 6.400%, 6/01/24

                Florida Housing Finance Agency, Housing Revenue Bonds (Antigua Club
                  Apartments Project), 1995 Series A1:

   1,000,000      6.750%, 8/01/14 (Alternative Minimum Tax)                                  2/05 at 102         AAA      1,102,090
   5,000,000      6.875%, 8/01/26 (Alternative Minimum Tax)                                  2/05 at 102         AAA      5,529,150

   1,115,000    Florida Housing Finance Agency, Housing Revenue Bonds (Brittany of           2/05 at 102         AAA      1,233,000
                  Rosemont Apartments Project), 1995 Series C1, 6.875%, 8/01/26
                  (Alternative Minimum Tax)

   2,250,000    Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series C        12/07 at 102         AAA      2,391,210
                  (Windchase Apartments Project), 5.900%, 12/01/27

                Florida Housing Finance Agency, Housing Revenue Bonds, 1995 Series H
                  (The Vineyards Project):

   1,260,000      6.400%, 11/01/15                                                          11/05 at 102        BBB+      1,349,107
   1,660,000      6.500%, 11/01/25                                                          11/05 at 102        BBB+      1,779,072

   2,000,000    Florida Housing Finance Agency, Multi-Family Housing Revenue Refunding       8/06 at 102         AAA      2,173,200
                  Bond, Revenue Bonds, 1991 Series C, 6.200%, 8/01/16

   3,500,000    Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series H        10/06 at 102         AAA      3,773,420
                  (Villas of Capri Project), 6.100%, 4/01/17 (Alternative Minimum Tax)

   1,000,000    Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series N         9/06 at 102         AAA      1,082,790
                  (Leigh Meadows Apartments Project), 6.300%, 9/01/36
                  (Alternative Minimum Tax)

   1,000,000    Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series O         9/06 at 102         AAA      1,082,790
                  (Stoddert Arms Apartments Project), 6.300%, 9/01/36
                  (Alternative Minimum Tax)

     700,000    Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series T        12/06 at 102         AAA        745,948
                  (The Landings at Sea Front Apartments Project), 6.050%, 12/01/36
                  (Alternative Minimum Tax)

   1,440,000    Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds,          6/99 at 103         AAA      1,500,178
                  1989 Series I (GNMA Collateralized--Driftwood Terrace Apartments
                  Project), 7.650%, 12/20/31 (Alternative Minimum Tax)

   2,500,000    Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series L         5/08 at 102         AAA      2,542,525
                  (Sarahs Place Apartments Project), 5.400%, 11/01/32
                  (Alternative Minimum Tax)

   1,000,000    Orange County Housing Finance Authority (Florida), Multifamily Housing      10/01 at 101        BBB+      1,040,080
                  Revenue Bonds (Ashley Point Apartments Project), 1994 Series A,
                  7.100%, 10/01/24 (Alternative Minimum Tax)

   1,925,000    Osceola County, Florida, Housing Finance Authority, Multifamily Housing      6/07 at 100         AAA      2,003,559
                  Revenue Bonds (Tierra Vista Apartments Project), Series 1997A,
                  5.800%, 12/01/29 (Alternative Minimum Tax)

     750,000    Housing Finance Authority of Palm Beach County, Florida, Multifamily         6/08 at 102         N/R        784,440
                  Housing Revenue Bonds (Windsor Park Apartments Project), Series 1998,
                  5.900%, 6/01/38 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family--8.6%

   3,770,000    Housing Finance Authority of Broward County, Florida, Home Mortgage         No Opt. Call         AAA        669,175
                  Revenue Bonds, 1985 Series A, 0.000%, 4/01/16

   1,380,000    Housing Finance Authority of Broward County, Florida, GNMA Collateralized    3/00 at 102         AA+      1,435,448
                  Home Mortgage Revenue Bonds, 1990 Series A, 7.900%, 3/01/23
                  (Alternative Minimum Tax)

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$  1,825,000    Housing Finance Authority of Clay County, Florida, Single Family             3/05 at 102         Aaa     $1,962,094
                  Mortgage Revenue Bonds, Series 1995 (Multi-County Program),
                  6.550%, 3/01/28 (Alternative Minimum Tax)

   2,000,000    Housing Finance Authority of Clay County, Florida, Single Family             4/07 at 102         Aaa      2,036,240
                  Mortgage Revenue Bonds, Series 1998, (Multi-County Program),
                  5.450%, 4/01/31 (Alternative Minimum Tax)

     220,000    Housing Finance Authority of Dade County (Florida), Single Family            9/00 at 102         Aaa        231,002
                  Mortgage Revenue Bonds, 1990 Series B, 7.750%, 3/01/17
                  (Alternative Minimum Tax)

     710,000    Housing Finance Authority of Dade County (Florida), Single Family            3/01 at 102         Aaa        747,232
                  Mortgage Revenue Bonds, Series B, 7.250%, 9/01/23
                  (Alternative Minimum Tax)

     616,000    Housing Finance Authority of Dade County (Florida), Single Family           12/01 at 102         AAA        655,054
                  Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

      40,000    Housing Finance Authority of Dade County (Florida), Single Family            3/01 at 102         Aaa         42,063
                  Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24

   1,000,000    Housing Finance Authority of Dade County (Florida), Single Family            4/05 at 102         AAA      1,075,720
                  Mortgage Revenue Bonds, Series 1995, 6.700%, 4/01/28
                  (Alternative Minimum Tax)

     320,000    Duval County Housing Finance Authority, Single Family Mortgage Revenue       6/00 at 102         Aaa        334,749
                  Bonds (GNMA Mortgage Backed Securities Program), Series 1990B,
                  7.500%, 6/01/15

     160,000    Duval County Housing Finance Authority, Single Family Mortgage Revenue       6/00 at 102         Aaa        167,376
                  Bonds (GNMA Mortgage Backed Securities Program), Series 1990A,
                  7.850%, 12/01/22 (Alternative Minimum Tax)

                Duval County Housing Finance Authority, Single Family Mortgage Revenue
                  Bonds (GNMA Mortgage Backed Securities Program), Series 1990A:
     350,000      7.650%, 9/01/10                                                            9/00 at 103         AAA        370,157
     695,000      6.550%, 10/01/15 (Alternative Minimum Tax)                                10/04 at 102         Aaa        745,040

   1,570,000    Escambia County Housing Finance Authority (Florida), Single Family           4/01 at 102         Aaa      1,653,917
                  Mortgage Revenue Bonds, Series 1991A (Multi-County Program),
                  7.400%, 10/01/23 (Alternative Minimum Tax)

     310,000    Escambia County Housing Finance Authority (Florida), Single Family          10/02 at 102         Aaa        328,306
                  Mortgage Revenue Bonds, Series 1992A (Multi-County Program),
                  6.900%, 4/01/20 (Alternative Minimum Tax)

     565,000    Escambia County Housing Finance Authority (Florida), Single Family           4/05 at 102         AAA        614,387
                  Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                  6.950%, 10/01/27 (Alternative Minimum Tax)

   1,220,000    Florida Housing Finance Agency, Single Family Mortgage Revenue               7/04 at 102         AAA      1,308,267
                  Refunding Bonds, Series A (Non-AMT), 6.250%, 7/01/11

                Florida Housing Finance Agency, Single Family Mortgage
                  Revenue Refunding Bonds, Series 1995A:
     705,000      6.550%, 7/01/14 (Alternative Minimum Tax)                                  1/05 at 102         AAA        760,166
     705,000      6.650%, 1/01/24 (Alternative Minimum Tax)                                  1/05 at 102         AAA        764,178

   1,000,000    Housing Finance Authority of Lee County, Florida, Single Family              3/08 at 105         Aaa      1,121,550
                  Mortgage Revenue Bonds, Series 1998A, Subseries 1,2,3,4,
                  6.300%, 3/01/29 (Alternative Minimum Tax)

     325,000    Housing Finance Authority of Leon County (Florida), Single Family            4/01 at 102         Aaa        341,744
                  Mortgage Revenue Bonds, 1991 Series A, (Multi-County Program),
                  7.300%, 4/01/21 (Alternative Minimum Tax)

   2,065,000    Housing Finance Authority of Leon County (Florida), Single Family           No Opt. Call         AAA      2,409,793
                  Mortgage Revenue Bonds (Multi County Program), Series 1995B,
                  7.300%, 1/01/28 (Alternative Minimum Tax)

     705,000    Housing Finance Authority of Manatee County, Florida, Single Family         11/05 at 105         Aaa        794,500
                  Mortgage Revenue Bonds, Series 1994, Sub Series 3, 7.600%,
                  11/01/26 (Alternative Minimum Tax)

     910,000    Orange County, Housing Finance Authority, Florida, Mortgage Revenue          5/99 at 103         Aaa        945,445
                  Bonds, Series 1989B, 8.100%, 11/01/21 (Alternative Minimum Tax)

     280,000    Orange County Housing Finance Authority, Florida, GNMA Collateralized        7/00 at 103         AAA        297,161
                  Mortgage Revenue Refunding Bonds, 1990 Series A, 7.600%, 1/01/24

   2,740,000    Orange County Housing Finance Authority, Florida, Homeowner Revenue          9/07 at 102         Aaa      2,755,481
                  Bonds, 1998 Series A-1, 5.200%, 9/01/23 (Alternative Minimum Tax)

     915,000    Housing Finance Authority of Palm Beach County, Florida, Single Family       9/00 at 103         Aaa        966,963
                  Mortgage Revenue Bonds, 1990 Series B, 7.600%, 3/01/23

   1,595,000    Pinellas County, Florida, Housing Finance Authority, Single Family           2/05 at 102         AAA      1,727,194
                  Mortgage Revenue Bonds (Multi-County Program), Series 1995A,
                  6.650%, 8/01/21 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)

November 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount   Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   3,000,000   Pinellas County, Florida, Housing Finance Authority, Single Family           3/07 at 102         Aaa   $  3,263,250
                  Mortgage Revenue Bonds, Series 1998A (Multi-County Program),
                  6.850%, 3/01/29 (Alternative Minimum Tax)

    1,050,000   Pinellas County, Florida, Housing Finance Authority, Single Family           3/07 at 102         Aaa      1,091,024
                  Mortgage Revenue Bonds (Multi-County Program), Series 1997C, 5.800%,
                  3/01/29 (Alternative Minimum Tax)

    1,160,000   Polk County, Florida, Housing Finance Authority, Single Family Mortgage      3/01 at 102         Aaa      1,219,926
                  Revenue Refunding Bonds, Series 1991A, 7.150%, 9/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care--6.8%

    2,735,000   Dade County Health Facilities Authority, Revenue and Revenue Refunding       8/00 at 102          A1      2,900,960
                  Bonds, Series 1990 (Catholic Health and Rehabilitiation Services, Inc.
                  Project), 7.125%, 8/15/09

                Escambia County Health Facilities Authority (Florida), Health Facilities
                  Revenue Bonds (Azalea Trace, Inc.), Series 1997:
    1,000,000     6.000%, 1/01/15                                                            1/07 at 102         N/R      1,039,430
    1,595,000     6.100%, 1/01/19                                                            1/07 at 102         N/R      1,670,125

                Jacksonville Health Facilities Authority (Florida), Tax Exempt
                  Industrial Development Revenue Bonds (National Benevolent Association
                  -- Cypress Village, Florida, Project), Series 1996A:
      690,000     6.125%, 12/01/16                                                          12/06 at 102        Baa1        736,520
    1,000,000     6.250%, 12/01/26                                                          12/06 at 102        Baa1      1,073,830

    1,550,000   Osceola County Industrial Development Authority (Osceola County,             5/01 at 102         AAA      1,677,906
                  Florida), Revenue Bonds, Series 1991 (The Evangelical Lutheran Good
                  Samaritan Society Project), 6.750%, 5/01/16

    8,000,000   Palm Beach County, Florida, Health Facilities Authority, Retirement         11/06 at 102          A-      8,385,040
                  Community Revenue Bonds (Adult Communities Total Services, Inc.
                  Obligated Group), Series 1996, 5.625%, 11/15/20

    4,000,000   Palm Beach County, Florida, Industrial Development Revenue Bonds,           12/06 at 102          A+      4,393,280
                  Series 1996 (Lourdes-Noreen McKeen Residence for Geriatric Care, Inc.
                  Project), 6.625%, 12/01/26

                Sarasota County (Florida), Health Facilities Authority, Health
                  Facilities Revenue Refunding Bonds, Series 1995 (Sunnyside Properties
                  Project):
      855,000     5.500%, 5/15/01                                                           No Opt. Call         N/R        877,008
      540,000     5.500%, 5/15/02                                                           No Opt. Call         N/R        557,296
      570,000     5.500%, 5/15/03                                                           No Opt. Call         N/R        590,708
      600,000     5.500%, 5/15/04                                                           No Opt. Call         N/R        623,184
      170,000     5.500%, 5/15/05                                                           No Opt. Call         N/R        176,642
    1,000,000     6.000%, 5/15/10                                                            5/06 at 102         N/R      1,043,960
----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General--3.6%

                State of Florida, Full Faith and Credit, Broward County Expressway
                  Authority Bonds, Series of 1984:
    4,000,000     9.875%, 7/01/09                                                           No Opt. Call         AA+      5,696,880
    1,000,000     10.000%, 7/01/14                                                          No Opt. Call         AA+      1,543,280

    2,165,000   State of Florida, Full Faith and Credit, State Board of Education,          No Opt. Call         AA+      3,135,678
                  Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

                Commonwealth of Puerto Rico, Public Improvement Bonds of 1997 (General
                  Obligation Bonds):
    2,000,000     6.500%, 7/01/15                                                           No Opt. Call         AAA      2,430,900
      700,000     5.375%, 7/01/25                                                        7/07 at 101 1/2           A        725,774
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited--11.2%

                The School Board of Brevard County, Florida, Certificates of
                  Participation, Series 1996A:
      500,000     5.400%, 7/01/11                                                           No Opt. Call         AAA        541,610
      500,000     5.400%, 7/01/12                                                           No Opt. Call         AAA        540,320
    3,100,000     5.500%, 7/01/21                                                            7/06 at 102         AAA      3,271,120

      255,000   Dade County, Florida, Special Obligation Bonds (Courthouse Center            4/04 at 102         AAA        283,976
                  Project), Series 1994, 6.300%, 4/01/14

                Dade County, Florida, Special Obligation and Refunding Bonds,
                  Series 1996B:
    4,835,000     0.000%, 10/01/07                                                          No Opt. Call         AAA      3,354,620
    4,585,000     5.000%, 10/01/35                                                          10/06 at 102         AAA      4,586,467

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$    190,000    Certificates of Participation, Series                                        2/02 at 100         AAA  $     203,091
                 1992, The School Board of Escambia County,
                 Florida, 6.375%, 2/01/12

   1,500,000    Certificates of Participation, Series                                        3/04 at 102          A+      1,623,075
                 1994, The Department of Corrections (State
                 of Florida), 6.000%, 3/01/14

   3,105,000    City of Gulf Breeze (Florida), Local Government Loan                        12/99 at 102         AAA      3,293,505
                 Program, Floating Rate Demand Revenue
                 Bonds, Boca Raton Projects, Series 1985E,
                 7.750%, 12/01/15

   1,000,000    City of Gulf Breeze (Florida), Local Government Loan                        12/11 at 100         AAA      1,104,460
                 Program, Floating Rate Demand Revenue
                 Bonds, Series 1985 B, 5.900%, 12/01/15

   5,000,000    The County of Hernando, Florida (Criminal Justice Complex                   No Opt. Call         AAA      6,704,450
                 Financing Program), 1986 Series,
                 7.650%, 7/01/16

     250,000    City of Jacksonville, Florida, Excise                                       10/02 at 102         AAA        276,443
                 Taxes Revenue Refunding Bonds, Series 1992,
                 6.500%, 10/01/13

   1,010,000    Martin County, Florida, Special Assessment                                  11/05 at 100          A2      1,084,235
                 Bonds, Series 1995 (Tropical Farms Water
                 and Sewer Special Assessment District),
                 5.900%, 11/01/11

   1,000,000    Miami Beach Redevelopment Agency                                            12/04 at 102         BBB      1,037,440
                 (Florida), Tax Increment Revenue Bonds,
                 Series 1993 (City Center/Historic Convention Village),
                 5.875%, 12/01/22 (Alternative Minimum Tax)

   4,115,000    School Board of Orange County, Florida,                                      8/07 at 101         Aaa      4,262,194
                 Master Lease Program, Certificates of Participation,
                 Series 1997A, 5.375%, 8/01/22

   1,000,000    The School Board of Palm Beach County, Florida,                              8/04 at 101         AAA      1,135,230
                 Certificates of Participation, Series 1994A,
                 6.375%, 8/01/15

   1,000,000    City of Palm Beach Gardens, Florida,                                         7/99 at 102         AAA      1,042,050
                 Special Obligation Revenue Bonds, Series 1990,
                 7.250%, 7/01/15

   4,500,000    Puerto Rico Highway and Transportation Authority, Highway                    7/16 at 100           A      4,857,120
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

   1,950,000    Puerto Rico Highway and Transportation Authority,                            7/08 at 101           A      1,921,784
                 Transportation Revenue Bonds (Series A),
                 5.000%, 7/01/38

   3,300,000    City of Tampa, Florida, Utilities Tax
                 Improvement Bonds, Series 1996, 0.000%, 4/01/17                            No Opt. Call         AAA      1,341,450

------------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 5.9%
   1,000,000    Dade County, Florida, Aviation Facilities                                   10/02 at 102         AAA      1,103,760
                 Revenue Bonds, 1992 Series B,
                 6.550%, 10/01/13 (Alternative Minimum Tax)

   1,250,000    Greater Orlando Aviation Authority, Airport Facilities                      10/07 at 101         AAA      1,260,713
                 Revenue Bonds of the City of Orlando, Florida,
                 Series 1997, 5.250%, 10/01/23 (Alternative Minimum Tax)

   1,810,000    Greater Orlando Aviation Authority, Airport Facilities                      No Opt. Call         AAA      1,945,931
                 Refunding Revenue Bonds of the City of
                 Orlando, Florida, Series 1998, 5.500%,
                 10/01/17 (Alternative Minimum Tax)

   1,000,000    Hillsborough County Aviation Authority, Florida, Tampa                      10/06 at 102         AAA      1,089,210
                 International Airport Revenue Bonds,
                 Series 1996B, 5.875%, 10/01/23

   7,030,000    Miami -- Dade County, Florida, Aviation Revenue Bonds,                      10/08 at 101         AAA      6,964,059
                 Series 1998A, Miami International Airport
                 (Hub of the Americas), 5.000%, 10/01/24
                 (Alternative Minimum Tax)

   1,000,000    The City of Miami, Florida, Parking System                                  No Opt. Call         AAA      1,058,040
                 Revenue Refunding Bonds, Series 1998, 5.250%, 10/01/15

   2,020,000    Palm Beach County, Florida, Airport System                                  No Opt. Call         AAA      2,139,907
                 Revenue Refunding Bonds, Series 1991, 7.500%, 10/01/00

                Sanford Airport Authority (Florida), Industrial Development
                 Revenue Bonds (Central Florida Terminals Inc. Project),
                 Series 1995A:
   3,000,000     7.500%, 5/01/15 (Alternative Minimum Tax)                                   5/06 at 102         N/R      3,227,100
   3,270,000     7.750%, 5/01/21 (Alternative Minimum Tax)                                   5/06 at 102         N/R      3,573,947

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Florida Municipal Bond Fund (continued) November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed--16.1%

$  1,925,000    City of Boynton Beach, Florida, Water and Sewer Utility Revenue             11/00 at 102         AAA   $  2,103,140
                  Bonds, Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

   1,500,000    Certificates of Participation, Series 1990A, The School Board                7/00 at 102         AAA      1,614,555
                  of Broward County, Florida, 7.125%, 7/01/10
                  (Pre-refunded to 7/01/00)

   4,425,000    The School Board of Dade County, Florida, Certificates of                    5/06 at 101         AAA      4,872,810
                  Participation, Series 1996A, 5.500%, 5/01/25
                  (Pre-refunded to 5/01/06)

     250,000    Dade County Health Facilities Authority, Hospital Revenue                   10/99 at 102         AAA        262,920
                  Refunding Bonds, Series 1989 (South Miami Hospital Project),
                  7.000%, 10/01/18 (Pre-refunded to 10/01/99)

   1,500,000    Dade County Health Facilities Authority, Hospital Revenue                   No Opt. Call         AAA      1,655,040
                  Bonds, Series 1991A (Baptist Hospital of Miami Project),
                  5.750%, 5/01/21

     300,000    Dade County Health Facilities Authority, Hospital Revenue                    8/02 at 102         AAA        334,131
                  Refunding Bonds, Series 1992 (North Shore Medical Center Project),
                  6.500%, 8/15/15 (Pre-refunded to 8/15/02)

     310,000    Certificates of Participation, Series 1992, The School Board of              2/02 at 100         AAA        334,933
                  Escambia County, Florida, 6.375%, 2/01/12 (Pre-refunded to 2/01/02)

     300,000    State of Florida, Full Faith and Credit, Pollution Control                   7/02 at 101      AA+***        331,638
                  Bonds, Series Y, Division of Bond Finance of the Department
                  of General Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

   1,160,000    State of Florida, Full Faith and Credit, State Board of                     No Opt. Call         AAA      1,190,844
                  Education, Public Education Capital Outlay Bonds, Series 1986-C,
                  7.100%, 6/01/07

     335,000    State of Florida, Full Faith and Credit, State Board of                     No Opt. Call         AAA        481,683
                  Education, Public Education Capital Outlay Bonds, Series 1985,
                  9.125%, 6/01/14

   5,000,000    State of Florida, Full Faith and Credit, State Board of                      6/01 at 101         AAA      5,418,300
                  Education, Public Education Capital Outlay Bonds, Series 1991-B,
                  6.700%, 6/01/22 (Pre-refunded to 6/01/01)

   2,000,000    State of Florida, Full Faith and Credit, State Board of                      6/02 at 101         Aaa      2,209,860
                  Education, Public Education Capital Outlay Bonds, Series 1991-C,
                  6.625%, 6/01/17 (Pre-refunded to 6/01/02)

   2,990,000    Hillsborough County (Florida), Environmentally Sensitive Land                7/02 at 102      Aa3***      3,296,714
                  Acquisition and Protection Program Bonds, Series 1992, 6.250%,
                  7/01/08 (Pre-refunded to 7/01/02)

   1,000,000    Hillsborough County Port District, Florida (Tampa Port                      12/00 at 102     Baa1***      1,109,720
                  Authority), Revenue Bonds, Series 1990, 8.250%, 6/01/09
                  (Pre-refunded to 12/01/00)

     250,000    Hillsborough County, Florida, Capital Improvement, Non-Ad                    1/00 at 102        A***        263,060
                  Valorem Revenue Bonds (Museum of Science and Industry Project),
                  Series 1992, 6.400%, 1/01/12 (Pre-refunded to 1/01/00)

   1,635,000    Hillsborough County, Florida, Refunding Utility Revenue Bonds,               8/01 at 102     BBB+***      1,801,508
                  Series 1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

     250,000    City of Hollywood, Florida, Water and Sewer Revenue Bonds,                  10/01 at 102         AAA        276,570
                  Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

   1,810,000    Jacksonville Electric Authority (Jacksonville, Florida), Bulk           10/00 at 101 1/2         Aaa      1,950,945
                  Power Supply System Revenue Bonds (Scherer 4 Project, Issue One,
                  Series 1991A), 7.000%, 10/01/12 (Pre-refunded to 10/01/00)

   1,500,000    Town of Lady Lake, Florida, Industrial Development Revenue                   7/00 at 102      N/R***      1,668,765
                  Bonds (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%,
                  7/01/15 (Pre-refunded to 7/01/00) (Alternative Minimum Tax)

   1,000,000    Martin County Health Facilities Authority (Florida), Hospital               11/00 at 102         AAA      1,088,030
                  Revenue Bonds, Series 1990B (Martin Memorial Hospital South
                  Project), 7.100%, 11/15/20 (Pre-refunded to 11/15/00)

   1,050,000    City of Naples, Florida, Hospital Revenue Bonds (Naples                     10/00 at 102         AAA      1,140,017
                  Community Hospital, Inc. Project), Series 1990, 7.200%, 10/01/19
                  (Pre-refunded to 10/01/00)

   3,400,000    North Springs Improvement District (Florida), Water and Sewer               10/01 at 102      N/R***      3,865,086
                  Revenue Bonds, Series 1991, 8.000%, 10/01/16 (Pre-refunded to
                  10/01/01)

     145,000    Orange County, Florida, Sales Tax Revenue Bonds, Series 1989,                1/00 at 102         AAA        152,233
                  6.125%, 1/01/19 (Pre-refunded to 1/01/00)

   1,750,000    Orange County, Florida, Tourist Development Tax Revenue Bonds,              10/00 at 102         AAA      1,902,215
                  Series 1990, 7.250%, 10/01/10 (Pre-refunded to 10/01/00)

     235,000    Orange County, Florida, Water Utilities System Revenue Bonds,                4/02 at 102         AAA        257,985
                  Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,750,000    Palm Beach County, Florida, Criminal Justice Facilities Revenue              6/00 at 102         AAA   $  1,881,915
                  Bonds, Series 1990, 7.250%, 6/01/11 (Pre-refunded to 6/01/00)

   1,425,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series            7/01 at 102         Aaa      1,572,730
                  P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

     500,000    City of St. Petersburg Health Facilities Authority (Florida),               12/01 at 102         AAA        556,310
                  Revenue Bonds, Series 1985 A (Allegany Health System Loan Program),
                  7.000%, 12/01/15 (Pre-refunded to 12/01/01)

   2,000,000    City of St. Petersburg, Health Facilities Authority (Florida),              12/03 at 100         AAA      2,267,960
                  Allegany Health System Revenue Bonds, Series 1991
                  (St. Anthonys Health Care Center, Inc.), 6.750%, 12/01/21
                  (Pre-refunded to 12/01/03)

   1,610,000    City of St. Petersburg Health Facilities Authority (Florida),               12/01 at 102         AAA      1,793,266
                  Allegany Health System Revenue Bonds, Series 1991
                  (St. Marys Hospital, Inc.), 7.000%, 12/01/21 (Pre-refunded to 12/01/01)

   2,500,000    The School Board of Seminole County, Florida, Certificates of                7/04 at 101         AAA      2,880,700
                  Participation, Series 1994B, 6.750%, 7/01/14 (Pre-refunded to 7/01/04)

   5,000,000    Sunrise Lakes Phase 4 Recreation District (Florida), General                 8/05 at 102     BBB-***      5,863,100
                  Obligation and Revenue Bonds, Series 1995A, 6.750%, 8/01/24
                  (Pre-refunded to 8/01/05)

   1,000,000    City of Tampa (Florida), Allegany Health System Revenue Bonds,              12/01 at 102         AAA      1,105,870
                  Series 1991 (St. Josephs Hospital, Inc.), 6.750%, 12/01/17
                  (Pre-refunded to 12/01/01)

   2,000,000    City of Tampa (Florida), Allegany Health System Revenue Bonds,              12/04 at 102         AAA      2,305,900
                  Series 1994 (St. Josephs Hospital, Inc.), 6.500%, 12/01/23
                  (Pre-refunded to 12/01/04)

     335,000    City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,              10/02 at 101         AAA        365,525
                  Series 1992, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)

   1,000,000    Turtle Run Community Development District (Coral Springs,                    5/03 at 100     BBB+***      1,102,040
                  Florida), Water Management Benefit Tax Refunding Bonds,
                  Series 1993, 6.400%, 5/01/11 (Pre-refunded to 5/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.1%

   4,005,000    Broward County, Florida, Resource Recovery Revenue Bonds, Series            12/99 at 103          A-      4,270,612
                  1984 (SES Broward Company, L.P. South Project), 7.950%, 12/01/08

   6,000,000    Citrus County, Florida, Pollution Control Refunding Revenue Bonds,           1/02 at 102          A+      6,501,360
                  Series 1992A (Florida Power Corporation - Crystal River Power Plant
                  Project), 6.625%, 1/01/27

   2,500,000    Hillsborough County Industrial Development Authority (Florida),              8/01 at 103          AA      2,814,000
                  Pollution Control Revenue Bonds (Tampa Electric Company Project),
                  Series 1991, 7.875%, 8/01/21

   1,000,000    City of Lakeland, Florida, Electric and Water Revenue Bonds                 No Opt. Call         AAA      1,154,860
                  (Junior Subordinate Lien), Refunding and Improvement, Series
                  1996B, 6.000%, 10/01/12

   2,125,000    Lee County, Florida, Solid Waste System Revenue Bonds, Series               10/01 at 102         AAA      2,324,028
                  1991A, 7.000%, 10/01/11 (Alternative Minimum Tax)

   2,000,000    Martin County, Florida, Pollution Control Revenue Refunding Bonds,           7/00 at 102         AAA      2,145,320
                  (Florida Power and Light Company Project), Series 1990,
                  7.300%, 7/01/20

   1,000,000    Orlando Utilities Commission, Water and Electric Subordinated               No Opt. Call         Aa2      1,225,350
                  Revenue Bonds, Series 1989D, 6.750%, 10/01/17

   1,250,000    Orlando Utilities Commission, Water and Electric Subordinated               10/02 at 102         Aa2      1,341,650
                  Revenue Bonds, Series 1992A, 6.000%, 10/01/20

   4,000,000    Pinellas County, Florida, Pollution Control Refunding Revenue                6/01 at 102          A+      4,378,960
                  Bonds (Florida Power Corporation - Anclote and Bartow Power Plants
                  Project), Series 1991, 7.200%, 12/01/14

   4,000,000    Pinellas County, Florida, Resource Recovery Revenue Bonds, Series           No Opt. Call         AAA      4,277,760
                  1996, 5.250%, 10/01/05 (Alternative Minimum Tax)

   6,000,000    Polk County Industrial Development Authority (Florida), Solid               12/06 at 102        A-1+      6,448,920
                  Waste Disposal Facility Revenue Bonds (Tampa Electric Company
                  Project), Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

   3,000,000    St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds                2/01 at 102          AA      3,244,440
                  (Florida Power and Light Company Project), Series 1991, 7.150%, 2/01/23
                  (Alternative Minimum Tax)

   2,000,000    St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds                5/02 at 102         AA-      2,182,940
                  (Florida Power and Light Company Project), Series 1992, 6.700%, 5/01/27
                  (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)

November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 8.7%

$  1,000,000    City of Callaway, Bay County, Florida, Wastewater System Revenue Bonds,      9/06 at 102         AAA   $  1,110,300
                  Series 1996A, 6.000%, 9/01/26

                City of Clearwater, Florida, Water and Sewer Revenue Refunding Bonds,
                  Series 1998:
   2,155,000      0.000%, 12/01/12                                                      12/08 at 85 7/16         AAA      1,097,089
   1,000,000      0.000%, 12/01/13                                                     12/08 at 80 15/16         AAA        477,610
   1,000,000      0.000%, 12/01/18                                                       12/08 at 62 1/8         AAA        361,640

                Dade County, Florida, Water and Sewer System Revenue Bonds,
                  Series 1997:
   3,000,000      5.250%, 10/01/21                                                          10/07 at 101         AAA      3,078,360
   7,500,000      5.250%, 10/01/26                                                          10/07 at 101         AAA      7,695,900

   1,000,000    Town of Davie, Florida, Water and Sewer Improvement and Refunding           10/02 at 102         AAA      1,096,960
                   Revenue Bonds, Series 1992, 6.250%, 10/01/17

     600,000    The City of Daytona Beach, Florida, Water and Sewer Revenue Bonds,          11/02 at 102         AAA        651,816
                  Series 1992, 6.000%, 11/15/14

   2,000,000    Escambia County Utilities Authority (Florida), Utility System Revenue       No Opt. Call         AAA        925,220
                  Bonds, Series 1992B, 0.000%, 1/01/15

   5,750,000    Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series        8/01 at 102         AAA      6,231,160
                  1991A, 6.500%, 8/01/16

     375,000    City of Jacksonville, Florida, Water and Sewer Development Revenue           6/02 at 102           A        407,396
                  Bonds, Series 1992 (Jacksonville Suburban Utilities Corporation Project),
                  6.750%, 6/01/22 (Alternative Minimum Tax)

     250,000    Town of Jupiter, Florida, Water Revenue Bonds, Series 1992B, 6.250%,         6/02 at 102           A        272,428
                  10/01/18

   3,000,000    Town of Jupiter Island, Florida, Utility System Revenue Bonds,              10/08 at 101         AAA      3,006,450
                  Series 1998 (South Martin Regional Utility), 5.000%, 10/01/28

                Manatee County, Florida, Public Utilities Revenue Refunding and
                  Improvement Bonds, Series 1991 C:
   1,850,000      0.000%, 10/01/08                                                          No Opt. Call         AAA      1,220,926
   2,800,000      0.000%, 10/01/09                                                          No Opt. Call         AAA      1,752,743

     265,000    Orange County, Florida, Water Utilities System Revenue Bonds,                4/02 at 102         AAA        288,200
                  Series 1992, 6.250%, 10/01/17

   3,080,000    City of Palm Bay, Florida, Utility System Capital Improvement Revenue       10/08 at 101         AAA      3,072,670
                  Bonds, Series 1998, 5.000%, 10/01/28 (WI)

     165,000    City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,              10/02 at 101         AAA        177,150
                  Series 1992, 6.000%, 10/01/17

-----------------------------------------------------------------------------------------------------------------------------------
$357,081,000    Total Investments -- (cost $342,061,948) -- 98.7%                                                       374,440,383
============-----------------------------------------------------------------------------------------------------------------------

                Temporary Investments in Short-Term Municipal Securities -- 0.6%

$  2,300,000    Illinois Health Facilities Authority, The University of Chicago                   VMIG-1                  2,300,000
============      Hospitals, Series 1998, Variable Rate Demand Bonds, 3.300%, 8/01/26+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.7%                                                                     2,777,577
                -------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                     $379,517,960
                ===================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

 N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)

November 30, 1998


---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                                        $374,440,383
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                                                           2,300,000
Receivables:
  Interest                                                                                                              6,013,912
  Investments sold                                                                                                        410,158
  Shares sold                                                                                                             312,326
Other assets                                                                                                              220,999
---------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                                      383,697,778
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                            293,157
Payables:
  Investments purchased                                                                                                 3,035,809
  Shares redeemed                                                                                                         165,970
Accrued expenses:
  Management fees (note 6)                                                                                                165,342
  12b-1 distribution and service fees (notes 1 and 6)                                                                      62,539
  Other                                                                                                                    18,826
Dividends payable                                                                                                         438,175
---------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                                   4,179,818
---------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                                  $379,517,960
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                                                           $299,749,081
Shares outstanding                                                                                                     27,174,180
Net asset value and redemption price per share                                                                       $      11.03
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                                                                   $      11.51
---------------------------------------------------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                                                                           $ 11,006,330
Shares outstanding                                                                                                        997,279
Net asset value, offering and redemption price per share                                                             $      11.04
---------------------------------------------------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                                                           $ 11,438,508
Shares outstanding                                                                                                      1,036,644
Net asset value, offering and redemption price per share                                                             $      11.03
---------------------------------------------------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                                                                           $ 57,324,041
Shares outstanding                                                                                                      5,198,849
Net asset value, offering and redemption price per share                                                             $      11.03
---------------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1998


--------------------------------------------------------------------------------
Investment Income (note 1)                                           $10,713,350
--------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                 989,167
12b-1 service fees - Class A (notes 1 and 6)                             294,823
12b-1 distribution and service fees - Class B (notes 1 and 6)             35,214
12b-1 distribution and service fees - Class C (notes 1 and 6)             34,013
Shareholders' servicing agent fees and expenses                           69,244
Custodian's fees and expenses                                             46,458
Trustees' fees and expenses (note 6)                                       1,921
Professional fees                                                         11,916
Shareholders' reports - printing and mailing expenses                     45,461
Federal and state registration fees                                        3,852
Other expenses                                                            16,689
--------------------------------------------------------------------------------
Total expenses                                                         1,548,758
--------------------------------------------------------------------------------
Net investment income                                                  9,164,592
--------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)           325,596
Net change in unrealized appreciation or depreciation of investments   2,611,778
--------------------------------------------------------------------------------
Net gain from investments                                              2,937,374
--------------------------------------------------------------------------------
Net increase in net assets from operations                           $12,101,966
================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                                     Six Months Ended    Year Ended
                                                                                            11/30/98       5/31/98
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $  9,164,592   $ 18,535,807
Net realized gain from investment transactions (notes 1 and 4)                               325,596      1,741,055
Net change in unrealized appreciation or depreciation of investments                       2,611,778      9,935,425
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                12,101,966     30,212,287
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                  (7,387,874)   (15,043,556)
 Class B                                                                                    (154,143)      (111,486)
 Class C                                                                                    (200,866)      (298,769)
 Class R                                                                                  (1,478,833)    (2,978,766)
From accumulated net realized gains from investment transactions:
 Class A                                                                                          --       (232,327)
 Class B                                                                                          --         (2,178)
 Class C                                                                                          --         (5,383)
 Class R                                                                                          --        (44,456)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (9,221,716)   (18,716,921)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          29,090,576     40,781,150
Net proceeds from shares issued to shareholders due to reinvestment of distributions       4,831,914      8,503,896
-------------------------------------------------------------------------------------------------------------------
                                                                                          33,922,490     49,285,046
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                  (19,023,686)   (56,173,488)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                        14,898,804     (6,888,442)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                17,779,054      4,606,924
Net assets at the beginning of period                                                    361,738,906    357,131,982
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $379,517,960   $361,738,906
===================================================================================================================
Balance of undistributed net investment income at end of period                         $     67,235   $    124,359
===================================================================================================================


                                 See accompanying notes to financial statements.
15

Notes to Financial Statements (Unaudited)




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, the Fund had an outstanding when-issued purchase commitment of $3,035,809.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares
Transactions in Fund shares were as follows:

                                                                           Six Months Ended               Year Ended
                                                                               11/30/98                     5/31/98
                                                                       -------------------------   --------------------------
                                                                           Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,580,346   $ 17,381,935    2,575,627   $ 28,008,973
 Class B                                                                  550,024      6,051,927      420,285      4,565,047
 Class C                                                                  362,673      3,994,183      328,848      3,571,148
 Class R                                                                  151,381      1,662,531      428,140      4,635,982
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  353,040      3,874,519      606,794      6,557,242
 Class B                                                                    3,763         41,391        3,957         43,099
 Class C                                                                    8,512         93,410       14,699        159,154
 Class R                                                                   74,842        822,594      160,928      1,744,401
-----------------------------------------------------------------------------------------------------------------------------
                                                                        3,084,581     33,922,490    4,539,278     49,285,046
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,477,002)   (16,223,051)  (4,482,418)   (48,620,708)
 Class B                                                                  (37,345)      (410,145)     (17,384)      (188,950)
 Class C                                                                  (32,962)      (362,107)    (128,897)    (1,402,431)
 Class R                                                                 (184,954)    (2,028,383)    (548,970)    (5,961,399)
-----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,732,263)   (19,023,686)  (5,177,669)   (56,173,488)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 1,352,318   $ 14,898,804     (638,391)  $ (6,888,442)
=============================================================================================================================



3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:

-----------------------------
Dividend per share:
 Class A               $.0460
 Class B                .0395
 Class C                .0410
 Class R                .0480
=============================

The Fund also declared taxable distributions, which include capital gains and/or market discount, of $.0404 per share which were paid on December 7, 1998, to shareholders of record on DECEMBER 2, 1998.

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1998, aggregated $29,672,744 and $16,111,734, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1998, aggregated $15,200,000 and $12,900,000, respectively.

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

5. Unrealized Appreciation (Depreciation)

At November 30, 1998, net unrealized appreciation of investments aggregated $32,378,435 of which $32,457,382 related to appreciated securities and $78,947 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                  Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                         .5500 of 1%
For the next $125 million                                          .5375 of 1
For the next $250 million                                          .5250 of 1
For the next $500 million                                          .5125 of 1
For the next $1 billion                                            .5000 of 1
For net assets over $2 billion                                     .4750 of 1
=============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of which the majority were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers directly with approximately $306,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1998, the Distributor retained approximately $52,400 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $9,000 of CDSC on share redemptions during the six months ended November 30, 1998.

7. Composition of Net Assets

At November 30, 1998, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-----------------------------------------------------------------------------
Capital paid-in                                                  $345,902,091
Balance of undistributed net investment income                         67,235
Accumulated net realized gain from investment transactions          1,170,199
Net unrealized appreciation of investments                         32,378,435
-----------------------------------------------------------------------------
Net assets                                                       $379,517,960
=============================================================================

     Financial Highlights (Unaudited)

     Selected data for a share outstanding throughout each period is as follows:

 Class (Inception Date)

                                       Investment Operations            Less Distributions
                                    ----------------------------    --------------------------

                                                      Net
                                                Realized/
                                               Unrealized
                       Beginning         Net      Invest-               Net                      Ending
                             Net     Invest-         ment           Invest-                         Net
Year Ended                 Asset        ment         Gain              ment   Capital             Asset       Total
May 31,                    Value    Income(a)      (Loss)   Total    Income      Gain    Total    Value   Return(b)
-------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
  1999 (d)                $10.94        $.27        $ .10    $.37    $(.28)    $  --    $(.28)   $11.03       3.38%
  1998                     10.60         .56          .34     .90     (.55)     (.01)    (.56)    10.94       8.67
  1997                     10.39         .56          .21     .77     (.56)       --     (.56)    10.60       7.59
  1996                     10.63         .57         (.24)    .33     (.57)       --     (.57)    10.39       3.14
  1995                     10.38         .58          .26     .84     (.59)       --     (.59)    10.63       8.43
  1994                     10.76         .60         (.38)    .22     (.60)       --     (.60)    10.38       2.00
Class B (2/97)
  1999 (d)                 10.95         .23          .10     .33     (.24)       --     (.24)    11.04       3.01
  1998                     10.61         .48          .35     .83     (.48)     (.01)    (.49)    10.95       7.89
  1997 (c)                 10.59         .16          .02     .18     (.16)       --     (.16)    10.61       1.70
Class C (9/95)**
  1999 (d)                 10.95         .24          .09     .33     (.25)       --     (.25)    11.03       3.00
  1998                     10.60         .50          .36     .86     (.50)     (.01)    (.51)    10.95       8.20
  1997                     10.39         .50          .21     .71     (.50)       --     (.50)    10.60       7.00
  1996 (c)                 10.65         .35         (.26)    .09     (.35)       --     (.35)    10.39       1.30*
Class R (2/97)
  1999 (d)                 10.94         .29          .09     .38     (.29)       --     (.29)    11.03       3.49
  1998                     10.60         .58          .35     .93     (.58)     (.01)    (.59)    10.94       8.91
  1997 (c)                 10.59         .19          .01     .20     (.19)       --     (.19)    10.60       1.93
===================================================================================================================


                                                   Ratios/Supplemental Data
                         --------------------------------------------------------------------------
                                                        Ratio                     Ratio
                                                       of Net                    of Net
                                        Ratio of   Investment     Ratio of   Investment
                                        Expenses       Income     Expenses    Income to
                                      to Average   to Average   to Average      Average
                         Ending       Net Assets   Net Assets   Net Assets   Net Assets
                            Net           Before       Before        After        After   Portfolio
Year Ended               Assets       Reimburse-   Reimburse-   Reimburse-   Reimburse-    Turnover
May 31,                   (000)             ment         ment       ment(a)     ment(a)        Rate
---------------------------------------------------------------------------------------------------
Class A (6/90)**
  1999 (d)            $ 299,749              .84%*       4.98%*        .84%*       4.98%*         4%
  1998                  292,399              .84         5.13          .84         5.13          14
  1997                  296,970              .96         5.20          .82         5.34          54
  1996                  318,456             1.02         5.17          .83         5.36          94
  1995                  341,374             1.04         5.40          .73         5.71          53
  1994                  372,082             1.00         5.09          .58         5.51          32
Class B (2/97)
  1999 (d)               11,006             1.60*        4.24*        1.60*        4.24*          4
  1998                    5,266             1.59         4.35         1.59         4.35          14
  1997 (c)                  785             1.58*        4.52*        1.58*        4.52*         54
Class C (9/95)**
  1999 (d)               11,439             1.40*        4.43*        1.40*        4.43*          4
  1998                    7,646             1.39         4.58         1.39         4.58          14
  1997                    5,130             1.46         4.64         1.35         4.75          54
  1996 (c)                1,175             1.55*        4.42*        1.38*        4.59*         94
Class R (2/97)
  1999 (d)               57,324              .64*        5.18*         .64*        5.18*          4
  1998                   56,428              .64         5.33          .64         5.33          14
  1997 (c)               54,247              .64*        5.55*         .64*        5.55*         54
===================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.
(a) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

Building a Better Portfolio
Can Make You a Successful Investor




Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund


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European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income

National Funds

Long-Term Insured

Intermediate-Term

Limited-Term


State Funds

Arizona
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Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin




Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
   NUVEEN
       1998
OUR SECOND CENTURY
   helping investors sustain the wealth of a lifetime./SM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

www.nuveen.com

                                                                     VSA-2-11-98

NUVEEN
Municipal
Bond Funds


November 30, 1998

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

[PHOTO APPEARS HERE]

Maryland

Pennsylvania

Virginia

Highlights

As of November 30, 1998
For Class A shares on net asset value


Credit Quality                  Performance Highlights

Nuveen Maryland Municipal Bond Fund
[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed     69%
AA                      16%
A                        7%
BBB/NR                   8%

 .  One-year total return of 6.84%*
 .  Outperformed Lipper Peer Group average for one-year period
 . Good credit quality, with 85% of the funds assets invested in AAA or AA rated bonds

Nuveen Flagship Pennsylvania Municipal Bond Fund
[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed     45%
AA                      11%
A                       11%
BBB/NR                  33%

 .  One-year total return of 6.99%*
 .  Outperformed Lipper Peer Group average for one-year period
 . Attractive call protection with only approximately 1% of the fund's holdings callable prior to 2002

Nuveen Flagship Virginia Municipal Bond Fund
[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed     34%
AA                      31%
A                       22%
BBB/NR                  13%

 .  One-year total return of 7.36%*
 .  Outperformed Lipper Peer Group average for one-year period
 .  ****Four-star Morningstar Rating(TM)**


    Contents
 1  Dear Shareholder
 4  Nuveen Maryland Municipal Bond Fund Commentary and Overview
 6 Nuveen Flagship Pennsylvania Municipal Bond Fund Commentary and Overview 8 Nuveen Flagship Virginia Municipal Bond Fund Commentary and Overview
10  Portfolio of Investments
24  Statement of Net Assets
25  Statement of Operations
26  Statement of Changes in Net Assets
28  Notes to Financial Statements
33  Financial Highlights
36  Building Better Portfolios
37  Fund Information


*    See your fund's performance overview in this report for more information.

** Overall rating within the municipal bond category for Class A shares for the period ended November 30, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Virginia fund received 4 stars, 4 stars, 3 stars for the three-, five-, and 10-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 1,572 funds for the three-year period, 991 funds for the five-year period, and 369 funds for the 10-year period.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I'm pleased to report on the performance of your Nuveen Municipal Bond Fund for the 12 months ended November 30, 1998. Providing a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with the preservation of capital remains the primary investment objective for each of the funds covered in this report. In each case, we achieved this objective, illustrating once again that Nuveen tax-free mutual funds can provide an excellent investment option for income-oriented investors.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. The Federal Reserve intervened in an attempt to soften the impact of the financial crises by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provides a strong foundation for potentially stable income streams in the future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional position to buy and sell securities at competitive prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year

Treasuries to their lowest levels since 1977. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop, to 5.06%, in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has climbed as high as 104%. For investors, this means that long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities, before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total issuance, this put 1998 on pace to be the second largest year on record.

"The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services."


In addition, the continued strength of the U.S. economy brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services. To this end, Nuveen has assembled the Premier Advisers(SM), a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a nationally respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Nuveen Maryland Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Dan Solender discusses the Nuveen Maryland Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Maryland's economy and its municipal market?

Although total municipal issuance was up 28.3% compared to a year ago, Maryland is a relatively quiet participant in the municipal market, ranking 24th in total issuance for the 12 months ended November 30, 1998. Its total issuance was just over $3 billion since the start of 1998, compared to the $34 billion that New York issued. The bonds that are issued are, for the most part, highly rated credits.

The state's economy continues to recover from the recession of the early 1990's with good job growth coming mainly from business services, non-banking financial services (credit card companies), construction, and technology. Given the state's high level of federal employees, Maryland's per capita income ranks sixth in the nation.

Maryland is currently implementing a 10% tax cut that is being phased in over multiple years. It was originally scheduled to be enacted at 2% per year for five years, but the cut was accelerated so that a cumulative 5% cut became effective in 1998. The cut will increase to 6% (cumulative) in 1999. It will remain unchanged in the year 2000, with an increase of 2% for the two subsequent years.

How did the Nuveen Maryland Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Maryland Municipal Bond Fund generated a total return on net asset value of 6.84%, equivalent to a taxable total return of 9.31% for investors in the combined 34.4% federal and state income tax bracket. That performance exceeded the 6.62% average annual total return posted by the Lipper Maryland Municipal Debt Peer Group* of 38 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy during the recent period. This year, the portfolio found value in a variety of sector issues, especially housing and healthcare. They were the two largest sector allocations, accounting for 23% and 21%, respectively, of the fund's investments, as of November 30, 1998.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we began finding value among longer-term bonds during the period.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Maryland fund, less than 10% of the portfolio is callable prior to 2002.

The fund also maintained its primary focus on high-quality securities, with 85% of the portfolio invested in bonds rated AAA or AA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Maryland Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital. We will continue looking for bonds rated A or BBB to provide the fund with attractive yield opportunities.

If supply remains near its current levels, we will look to the new issue market as the main source for adding bonds to the portfolio. Due to the relative inactivity in Maryland's municipal market, taking advantage of these new issues will be very important in terms of infusing the fund with new capital and swapping bonds for yield purposes.

Due to the fund's reliance on healthcare and housing bonds, we want to diversify the fund's holdings by looking at different sectors like: education, water and sewer, and various general obligation issues. Additionally, we will focus on bonds with 25-30 year maturities.

* The Lipper Peer Group return represents the average annualized return of the 38 funds in the Lipper Maryland Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Maryland Municipal Bond Fund
Performance Overview
As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)
[BAR CHART APPEARS HERE]
12/97    .0415
 1/98    .0400
 2/98    .0400
 3/98    .0400
 4/98    .0400
 5/98    .0400
 6/98    .0400
 7/98    .0400
 8/98    .0400
 9/98    .0400
10/98    .0400
11/98    .0400

Top 5 Sectors (as a % of total investments)
Housing (Multifamily)                                                        23%
--------------------------------------------------------------------------------
Health Care                                                                  21%
--------------------------------------------------------------------------------
Housing (Single Family)                                                      10%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                              10%
--------------------------------------------------------------------------------
Tax Obligation (Limited)                                                      9%
--------------------------------------------------------------------------------

Portfolio Statistics
Share Class                                        A        B        C         R
--------------------------------------------------------------------------------
Inception Date                                  9/94     3/97     9/94     12/91
--------------------------------------------------------------------------------
Net Asset Value                               $10.68   $10.68   $10.67   $ 10.70
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $72,242
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                  20.6
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   6.15
--------------------------------------------------------------------------------

Annualized Total Return/1/
Share Class                         A(NAV)   A(Offer)       B        C         R
--------------------------------------------------------------------------------
1-Year                               6.84%      2.34%   6.05%    6.14%     7.01%
--------------------------------------------------------------------------------
5-Year                               5.51%      4.60%   4.79%    4.83%     5.78%
--------------------------------------------------------------------------------
Since Inception                      6.70%      6.02%   5.97%    5.98%     6.97%
--------------------------------------------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship Pennsylvania Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom O'Shaughnessy discusses the Nuveen Flagship Pennsylvania Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Pennsylvania's economy and its municipal market?

Although Pennsylvania's growth remains below the national average - due in part to the relative maturity of its economy - the state's economic base is strengthening and diversifying. In addition, unemployment and per capita incomes are in-line with national numbers.

One event of note in Pennsylvania recently was the elimination of a personal property tax on out-of-state investments. The result might be that some counties as well as the city of Philadelphia may have to rebate some of those tax proceeds. Eliminating the tax, therefore, could be positive for the state over time but may have some short-term financial drawbacks.

But if Pennsylvania's economic performance was unspectacular, it didn't impact the state's healthy and diverse municipal market. In 1998, Pennsylvania ranked 4th among the states in year-to-date issuance as of November 30, 1998, and strong supply was available in a wide variety of sectors. The one negative event of note was the bankruptcy of Allegheny Health Education and Research Foundation's (AHERF) Philadelphia hospitals, which has created uncertainty in municipal market healthcare sectors nationwide. Nuveen did not hold any of these bonds.

How did the Nuveen Flagship Pennsylvania Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Pennsylvania Municipal Bond Fund generated a total return on net asset value of 6.99%, equivalent to a taxable total return of 9.61% for investors in the combined 32.9% federal and state income tax bracket. That performance exceeded the 6.50% average annual total return posted by the Lipper Pennsylvania Municipal Debt Peer Group* of 61 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy during the recent period. Healthy issuance in a variety of sectors increased our ability to find attractive securities while maintaining the portfolio's strong diversification. The two largest sector allocations were education and civic organization bonds and single family housing securities, which accounted for 18% and 16%, respectively, of the fund's investments, as of November 30, 1998. These sectors not only experienced some of the state's heaviest issuance volume, they performed well during the period.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we began finding value among longer-term bonds during the period.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Pennsylvania fund, less than 10% of the portfolio is callable prior to 2002.

The fund also maintained its primary focus on high-quality securities, with 56% of the portfolio invested in bonds rated AAA or AA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Flagship Pennsylvania Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Specifically in the months ahead, we will look for fundamentally high-quality healthcare bonds that have been undervalued as a result of the AHERF bankruptcy. In addition, housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We also expect to see fewer insured issues coming to market, which should create more buying opportunities in the months ahead and make the portfolio's current insured holdings even more attractive.

* The Lipper Peer Group return represents the average annualized return of the 61 funds in the Lipper Pennsylvania Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Pennsylvania Municipal Bond Fund
Performance Overview
As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/
[BAR CHART APPEARS HERE]
12/97    .0465
 1/98    .0465
 2/98    .0465
 3/98    .0465
 4/98    .0465
 5/98    .0465
 6/98    .0465
 7/98    .0450
 8/98    .0450
 9/98    .0450
10/98    .0450
11/98    .0450

Top 5 Sectors (as a % of total investments)
Education and Civic Organizations                                            18%
--------------------------------------------------------------------------------
Housing (Single Family)                                                      16%
--------------------------------------------------------------------------------
Health Care                                                                  12%
--------------------------------------------------------------------------------
Utilities                                                                    11%
--------------------------------------------------------------------------------
Tax Obligation (General)                                                     10%
--------------------------------------------------------------------------------

Portfolio Statistics
Share Class                                        A        B        C         R
--------------------------------------------------------------------------------
Inception Date                                 10/86     2/97     2/94      2/97
--------------------------------------------------------------------------------
Net Asset Value                               $10.71   $10.73   $10.70   $ 10.71
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $147,591
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                 21.98
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   7.57
--------------------------------------------------------------------------------

Annualized Total Return/2/
Share Class                         A(NAV)   A(Offer)       B        C         R
--------------------------------------------------------------------------------
1-Year                               6.99%      2.52%   6.20%    6.35%     7.23%
--------------------------------------------------------------------------------
5-Year                               6.21%      5.31%   5.60%    5.63%     6.30%
--------------------------------------------------------------------------------
10-Year                              7.78%      7.31%   7.31%    7.19%     7.82%
--------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0217 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship Virginia Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Dan Solender discusses the Nuveen Flagship Virginia Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Virginia's economy and its municipal market?

In recent years, Virginia has been successful in decreasing its reliance on federal defense-related spending while maintaining a relatively robust economy. A sign of economic health is the state's unemployment and population growth numbers, both of which are better than the national averages.

Virginia continues to be aggressive in pursuing development opportunities, targeting sectors that can help diversify its economy away from the federal government. To date, the commonwealth has had particular success in the business services, retail and trade and construction sectors.

Virginia's municipal market in 1998 benefited from a relatively healthy supply. The commonwealth ranked 13th among the states in year-to-date issuance as of November 30, 1998. The state's issuance provided ample opportunities to seek out good values among both large and small issues in a wide variety of market sectors.

How did the Nuveen Flagship Virginia Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Virginia Municipal Bond Fund generated a total return on net asset value of 7.36%, equivalent to a taxable total return of 10.12% for investors in the combined 35% federal and state income tax bracket. That performance exceeded the 6.88% average annual total return posted by the Lipper Virginia Municipal Debt Peer Group* of 34 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy during the recent period. This year, the portfolio found value in a variety of sector issues, including bonds from the housing and education sectors. The two largest sector allocations were in healthcare and limited tax obligations, which each accounted for 14% of the fund's investments, as of November 30, 1998.

Another event of note this year was a slight steepening of the yield curve, meaning that bonds at the long end of the maturity spectrum began offering more attractive yields than those with slightly shorter maturities. As a result of that move, we felt we were better rewarded for buying longer-term bonds during the period.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Virginia fund, less than 10% of the portfolio is callable prior to 2002.

The fund also maintained its primary focus on high-quality securities, with 65% of the portfolio invested in bonds rated AAA or AA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

What is your outlook for the Nuveen Flagship Virginia Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital. We will continue looking for bonds rated A or BBB to provide the fund with attractive yield opportunities.

If supply remains near its current levels, we will look to the new issue market as the main source for adding bonds to the portfolio. Due to the relative inactivity in Virginia's municipal market, taking advantage of these new issues will be very important in terms of infusing the fund with new capital and swapping bonds for yield purposes.

Healthcare and education will be two sectors where we will focus our attention, as we work to maintain the fund's already solid diversification. Additionally, we will focus on bonds with 25-30 year maturities.

* The Lipper Peer Group return represents the average annualized return of the 34 funds in the Lipper Virginia Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Virginia Municipal Bond Fund
Performance Overview
As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/
[BAR CHART APPEARS HERE]
12/97    .0475
 1/98    .0460
 2/98    .0460
 3/98    .0460
 4/98    .0460
 5/98    .0460
 6/98    .0460
 7/98    .0450
 8/98    .0450
 9/98    .0450
10/98    .0450
11/98    .0450

Top 5 Sectors (as a % of total investments)
Health Care                                                                  14%
--------------------------------------------------------------------------------
Tax Obligation (Limited)                                                     14%
--------------------------------------------------------------------------------
Education and Civic Organizations                                            12%
--------------------------------------------------------------------------------
Water and Sewer                                                              11%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                               9%
--------------------------------------------------------------------------------

Portfolio Statistics
Share Class                                        A        B        C         R
--------------------------------------------------------------------------------
Inception Date                                  3/86     2/97    10/93      2/97
--------------------------------------------------------------------------------
Net Asset Value                               $11.18   $11.17   $11.17   $ 11.18
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $220,720
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                 20.24
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   5.96
--------------------------------------------------------------------------------

Annualized Total Return/2/
Share Class                         A(NAV)   A(Offer)       B        C         R
--------------------------------------------------------------------------------
1-Year                               7.36%      2.85%   6.51%    6.69%     7.59%
--------------------------------------------------------------------------------
5-Year                               6.13%      5.23%   5.47%    5.55%     6.22%
--------------------------------------------------------------------------------
10-Year                              7.92%      7.45%   7.44%    7.32%     7.96%
--------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.01 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund

November 30, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials--2.3%

$ 1,500,000    Mayor and City Council of Baltimore (Maryland), Port Facilities Revenue       4/02 at 103         AA-     $1,651,125
                 Bonds (Consolidation Coal Sales Company Project), Series 1984B,
                 6.500%, 10/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations--5.4%

               Maryland Health and Higher Educational Facilities Authority, Educational
                 Facilities Mortgage Revenue Bonds, Green Acres School Issue, Series 1998:
    420,000      5.300%, 7/01/18                                                             7/06 at 102        BBB-        421,390
    725,000      5.300%, 7/01/28                                                             7/06 at 102        BBB-        721,208

  1,000,000    Maryland Health and Higher Educational Facilities Authority, Refunding        7/08 at 102         Aa2      1,006,040
                 Revenue Bonds, The Johns Hopkins University Issue, Series 1998,
                 5.125%, 7/01/20

  1,500,000    Morgan State University, Maryland, Academic Fees and Auxiliary Facilities    No Opt. Call         AAA      1,756,905
                 Fees, Revenue Refunding Bonds, 1993 Series, 6.100%, 7/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care--22.1%

  2,165,000    City of Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds         No Opt. Call         AAA      2,601,529
                 (Shady Grove Adventist Nursing and Rehabilitation Center Project),
                 Series 1992A, 6.500%, 9/01/12

  1,820,000    Maryland Economic Development Corporation (Health and Mental Hygiene          4/11 at 102         N/R      1,883,081
                 Providers Facilities Acquisition Program), Revenue Bonds, Series
                 1996A, 7.625%, 4/01/21

  1,000,000    Maryland Health and Higher Educational Facilities Authority, Refunding        7/03 at 102         AAA      1,016,500
                 Revenue Bonds, Francis Scott Key Medical Center Issue, Series 1993,
                 5.000%, 7/01/13

    500,000    Maryland Health and Higher Educational Facilities Authority, Revenue          7/08 at 102          A2        493,135
                 Bonds, Calvert Memorial Hospital Issue, Series 1998, 5.000%, 7/01/28

  2,250,000    Maryland Health and Higher Educational Facilities Authority, Revenue          7/08 at 101         AAA      2,254,478
                 Bonds, Johns Hopkins Medicine, Howard County General Hospital
                 Acquisition Issue, Series 1998, 5.000%, 7/01/29

  1,000,000    Maryland Health and Higher Educational Facilities Authority, Project          7/03 at 102        Baa1      1,023,300
                 and Refunding Revenue Bonds, Doctors Community Hospital Issue,
                 Series 1993, 5.750%, 7/01/13

  3,500,000    Maryland Health and Higher Educational Facilities Authority, Revenue          1/08 at 101         Aaa      3,505,320
                 Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,  5.125%, 1/01/38

  2,000,000    Prince Georges County, Maryland, Project and Refunding Revenue Bonds          7/04 at 102           A      2,037,300
                 (Dimensions Health Corporation Issue), Series 1994, 5.375%, 7/01/14

  1,000,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      1,122,570
                 Control Facilities Financing Authority, Hospital Revenue Bonds,
                 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                 6.250% 7/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily--24.5%

  1,500,000    Baltimore County, Maryland, Mortgage Revenue Refunding Bonds (GNMA           10/08 at 102         AAA      1,514,460
                 Collateralized - Cross Creek Apartments Project), Series 1998A,
                 5.250%, 10/20/33

  1,000,000    Baltimore City, Maryland, Mortgage Revenue Refunding Bonds, Series           12/02 at 102         AAA      1,076,510
                 1992 (GNMA Collateralized - Tindeco Wharf Apartments Project),
                 6.700%, 12/20/28

  1,000,000    Howard County, Maryland, Mortgage Revenue Refunding Bonds, Series 1992        7/02 at 102         AAA      1,061,460
                 (Howard Hills Townhouses Project - FHA Insured Mortgage Loan),
                 6.400%, 7/01/24

  2,000,000    Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds,         7/02 at 104        Baa2      2,218,500
                 Series 1994 (Chase Glen Project), 7.000%, 7/01/24

               Community Development Administration, Department of Housing and Community
                 Development, State of Maryland, Multi-Family Housing Revenue Bonds
                 (Insured Mortgage Loans), 1992 Series D:
    700,000      6.700%, 5/15/27                                                             5/02 at 102          Aa        750,533
    500,000      6.750%, 5/15/33                                                             5/02 at 102          Aa        536,055

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 1,000,000    Community Development Administration, Maryland Department of             10/08 at 101 1/2         Aaa    $ 1,020,210
                 Housing and Community Development, Multifamily Development
                 Revenue Bonds (Auburn Manor Project), Series 1998A, 5.300%,
                 10/01/28 (Alternative Minimum Tax)

  1,000,000    Housing Opportunities Commission of Montgomery County (Montgomery             7/05 at 102          Aa      1,060,470
                 County, Maryland), Multifamily Housing Revenue Bonds,
                 1995 Series A, 6.000%, 7/01/20

               Housing Opportunities Commission of Montgomery County
                 (Montgomery County, Maryland), Multifamily Housing
                 Development Bonds, 1998 Series A:
  4,420,000      5.250%, 7/01/29 (Alternative Minimum Tax) (WI)                              7/08 at 101         Aaa      4,438,829
  1,500,000      5.200%, 7/01/30 (WI)                                                        7/08 at 101         Aaa      1,506,405

  1,550,000    Prince Georges County Housing Authority (New Keystone Apartments              1/02 at 102         AAA      1,659,089
                 - FHA Insured), 6.800%, 7/01/25

    860,000    Housing Authority of Prince Georges County (Maryland), Mortgage               5/00 at 100         AAA        863,827
                 Revenue Refunding Bonds (Collateralized Foxglenn Apartments
                 Project), Series 1998A, 5.450%, 5/20/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family--10.9%

  1,385,000    Community Development Administration, Department of Housing and               4/01 at 102         Aa2      1,458,959
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1991 Fourth Series, 7.450%, 4/01/32 (Alternative Minimum Tax)

  1,500,000    Community Development Administration, Maryland Department of              3/08 at 101 1/2         Aa2      1,524,030
                 Housing and Community Development, Residential Revenue Bonds,
                 1998 Series A, 5.300%, 9/01/23 (Alternative Minimum Tax)

  1,615,000    Housing Opportunities Commission of Montgomery County (Montgomery             7/04 at 102         Aa2      1,744,281
                 County, Maryland), Single Family Mortgage Revenue Bonds,
                 1994 Series A, 6.600%, 7/01/14

  3,000,000    Housing Authority of Prince Georges County (Maryland),                        8/07 at 102         AAA      3,128,580
                 FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage Revenue
                 Bonds, Series 1997, 5.750%, 8/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General--2.9%

  2,000,000    State of Maryland, General Obligation Bonds, State and Local                  7/03 at 101         AAA      2,068,060
                 Facilities Loan of 1993, Third Series  (Capital Improvement and
                 Refunding Bonds), 4.600%, 7/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited--9.7%

  1,000,000    Mayor and City Council of Baltimore (Maryland), Certificates of              10/07 at 102         AAA      1,017,100
                 Participation (Emergency Telecommunications Facilities),
                 Series 1997A, 5.000%, 10/01/17

  2,000,000    Mayor and City Council of Baltimore (Maryland), Convention Center             9/08 at 102         AAA      2,013,120
                 Refunding Revenue Bonds, Series 1998, 5.000%, 9/01/19

  1,760,000    Maryland Stadium Authority, Convention Center Expansion Lease                12/04 at 102         AAA      1,946,701
                 Revenue Bonds, Series 1994, 5.875%, 12/15/12

               Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,
                 Series 1989D:
    500,000      7.375%, 12/15/04 (Alternative Minimum Tax)                                 12/99 at 102          Aa        529,470
    500,000      7.500%, 12/15/10 (Alternative Minimum Tax)                                 12/99 at 102          Aa        529,200

  1,000,000    Washington Suburban Sanitary District, Maryland (Montgomery and               6/07 at 100         Aa1      1,014,520
                 Prince Georges Counties, Maryland), General Construction Bonds of
                 1997, 5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation--6.9%

  1,285,000    Maryland Transportation Authority, Special Obligation Revenue                 7/04 at 102         AAA      1,370,530
                 Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                 (Alternative Minimum Tax)

  1,000,000    Maryland Transportation Authority, Transportation Facilities                  7/02 at 100          A+      1,046,150
                 Projects, Revenue Bonds, Series 1992, 5.750%, 7/01/15

  2,500,000    Washington Metropolitan Area Transit Authority (District of                   1/04 at 102         AAA      2,582,700
                 Columbia), Gross Revenue Transit Refunding Bonds, Series
                 1993, 5.250%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed--10.2%

    600,000    Mayor and City Council of Baltimore (Maryland), General Obligation           10/02 at 100         AAA        660,210
                 Consolidated Public Improvement Bonds of 1992-Series A,
                 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

11

Portfolio of Investments (Unaudited)

November 30, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   700,000    The Maryland National Capital Park and Planning  Commission, Maryland         7/02 at 102       AA***    $   768,397
                 (Prince Georges County, Maryland), General Obligation Bonds, Prince
                 Georges County Park Acquisition and Development Bonds, Series L-2,
                 6.125%, 7/01/10 (Pre-refunded to 7/01/02)

    500,000    Maryland Health and Higher Educational Facilities Authority, Revenue          7/00 at 102         AAA        536,985
                 Bonds, Sinai Hospital of Baltimore Issue, Series 1990, 7.000%,
                 7/01/19 (Pre-refunded to 7/01/00)

    500,000    Maryland Health and Higher Educational Facilities Authority, Revenue          7/00 at 102         AAA        535,150
                 Bonds, Francis Scott Key Medical Center Issue, Series 1990, 6.750%,
                 7/01/23 (Pre-refunded to 7/01/00)

  1,005,000    Maryland Health and Higher Educational Facilities Authority, Doctors          7/00 at 102         AAA      1,106,093
                 Community Hospital Issue, Series 1990, 8.750%, 7/01/22 (Pre-refunded to 7/01/00)

  2,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 6.000%,    7/07 at 101 1/2         AAA      2,878,050
                 7/01/26 (Pre-refunded to 7/01/07)

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General    7/02 at 101 1/2         AAA        556,710
                 Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

    315,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,      7/99 at 101 1/2         AAA        327,058
                 Series 1989-O, 7.125%, 7/01/14 (Pre-refunded to 7/01/99)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities--5.4%

  1,000,000    Montgomery County, Maryland, Solid Waste System Revenue Bonds                 6/03 at 102         AAA      1,064,880
                 (1993 Series A), 5.875%, 6/01/13 (Alternative Minimum Tax)

  1,000,000    Northeast Maryland Waste Disposal Authority, Resource Recovery               No Opt. Call         AAA      1,037,330
                 Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                 Series 1993, 6.900%, 1/01/00

  1,500,000    Prince Georges County, Maryland, Pollution Control Revenue                    1/03 at 102          A1      1,635,330
                 Refunding Bonds (Potomac Electric Project), 1993 Series, 6.375%,
                 1/15/23

    185,000    Puerto Rico Electric Power Authority, Power Revenue Refunding             7/99 at 101 1/2        BBB+        191,795
                 Bonds, Series 1989-N, 7.125%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer--5.0%

               Mayor and City Council of Baltimore (Maryland), Project and Refunding
                 Revenue Bonds (Water Projects), Series 1996-A:
  1,500,000      5.500%,  7/01/26                                                            7/06 at 101         AAA      1,583,850
  2,000,000      5.000%,  7/01/28                                                            7/08 at 101         AAA      2,006,020
-----------------------------------------------------------------------------------------------------------------------------------
$72,260,000    Total Investments--(cost $71,512,438)--105.3%                                                             76,061,488
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities--(5.3)%                                                                     (3,819,611)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets--100%                                                                                         $72,241,877
               --------------------------------------------------------------------------------------------------------------------

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S.government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods  - 2.2%

$  3,000,000    Delaware County Industrial Development Authority (Pennsylvania),             1/08 at 102          A-   $  3,220,110
                  Refunding Revenue Bonds, Series A 1997 (Resource Recovery
                  Facility), 6.200%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations  - 17.4%

   3,000,000    Allegheny County Higher Education Building Authority (Commonwealth of        2/06 at 102        Baa3      3,183,930
                  Pennsylvania), College Revenue Bonds, Series A of 1996 (Robert
                  Morris College), 6.250%, 2/15/26

                Allegheny County Higher Education Building Authority (Commonwealth of
                Pennsylvania), College Revenue Refunding Bonds, Series A of 1998
                (Robert Morris College):
   1,190,000      5.500%, 5/01/15                                                           No Opt. Call        Baa3      1,258,116
   1,500,000      6.000%, 5/01/28                                                           No Opt. Call        Baa3      1,715,280

                Chester County Health and Education Facilities Authority (Pennsylvania),
                College Revenue Bonds, Series of 1998 (Immaculata College):
   1,300,000      5.600%, 10/15/18                                                          10/08 at 102        BBB-      1,320,774
   2,300,000      5.625%, 10/15/27                                                          10/08 at 102        BBB-      2,325,668

   2,315,000    Delaware County Authority (Pennsylvania), College Revenue Refunding         10/08 at 100        BBB-      2,316,574
                  Bonds (Neumann College), Series 1998A, 5.375%, 10/01/26

                Delaware County Authority, School Revenue Bonds, Series of 1998
                (The Haverford School Project):
   1,000,000      5.000%, 3/15/19                                                            3/04 at 100          A-        970,760
   2,000,000      5.125%, 3/15/24                                                            3/04 at 100          A-      1,955,480

                New Wilmington Municipal Authority (Lawrence County, Pennsylvania),
                  College Revenue Bonds, Series 1998 (Westminster College):
   1,275,000      5.300%, 3/01/18                                                            3/08 at 100        Baa1      1,280,903
     935,000      5.350%, 3/01/28                                                            3/08 at 100        Baa1        941,358

     750,000    Northeastern Pennsylvania Hospital and Education Authority, College          2/05 at 100         AAA        857,010
                  Revenue, Luzerne County Community College, 6.625%, 8/15/15

                Pennsylvania Higher Educational Facilities Authority (Commonwealth of
                Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
   4,150,000      5.375%, 4/01/15                                                            4/08 at 102        BBB-      4,182,993
   1,800,000      5.375%, 4/01/23                                                            4/08 at 102        BBB-      1,782,972

     865,000    Union County Higher Educational Facilities  Financing Authority,             4/06 at 101         AAA        911,139
                  Union County, Pennsylvania, University Revenue Bonds, Series
                  1996 (Bucknell University), 5.500%, 4/01/16

     600,000    The General Municipal Authority of the City of Wilkes-Barre,                12/00 at 100         N/R        658,824
                  Wilkes-Barre, College Misericordia Revenue Bonds, Refunding
                  Series A of 1992, 7.750%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Energy  - 2.8%

   3,500,000    Pennsylvania Economic Development Financing Authority (Sun Company, Inc.    No Opt. Call         BBB      4,069,520
                  (R&M) Project), Series 1994A, 7.600%, 12/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products  - 1.5%

   2,000,000    Pennsylvania Economic Development Financing Authority                       12/05 at 102        Baa2      2,281,920
                  (MacMillan Bloedel Limited Partnership), 7.600%, 12/01/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Health Care  - 11.9%

   1,525,000    Allegheny County Hospital Development Authority (Allegheny County,          No Opt. Call         N/R      1,380,125
                  Pennsylvania), Hospital Revenue Bonds, Series Q (Allegheny Valley
                  Hospital, Sublessee), 7.000%, 8/01/15

     500,000    Clarion County Hospital Authority, Hospital Revenue Refunding                7/99 at 102         N/R        524,045
                  Bonds, Series 1989 (Clarion Hospital Project), 8.100%, 7/01/12


Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$  1,585,000    The City of Jeannette Health Services Authority, Hospital Revenue           11/06 at 102        BBB+   $  1,673,411
                   Bonds (Jeannette District Memorial Hospital), Series A of 1996,
                   6.000%, 11/01/18

   2,000,000    Monroeville, Pennsylvania, Hospital Authority, Hospital Revenue             10/05 at 102         N/R      1,760,000
                  Refunding, Forbes Health System, 6.250%, 10/01/15

     500,000    Montgomery County, Pennsylvania, Higher Education and Health                 2/00 at 100         AAA        524,360
                  Authority, Series A, Holy Redeemer Hospital, 7.625%, 2/01/20

   1,985,000    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities       11/02 at 102          A-      2,125,915
                  Authority, Hospital Revenue Refunding, Chestnut Hill Hospital,
                  6.500%, 11/15/22

   2,000,000    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities       No Opt. Call        BBB+      2,263,220
                  Authority, Hospital Revenue Refunding, Pennsylvania Hospital,
                  6.250%, 7/01/06

   2,500,000    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities        7/07 at 102        BBB+      2,590,575
                  Authority, Hospital Revenue Refunding, Jeanes Hospital Project,
                  5.875%, 7/01/17

   2,250,000    City of Pottsville Hospital Authority, Hospital Revenue Bonds (The           7/08 at 100         BBB      2,265,615
                  Pottsville Hospital and Warne Clinic), Series of 1998, 5.625%, 7/01/24

     230,000    Health Care Facilities Authority of Sayre (Pennsylvania), Series 1991A,      3/01 at 102         AAA        249,177
                  Revenue Bonds, Guthrie Healthcare System, 7.100%, 3/01/17

     350,000    Washington County Hospital Authority, Hospital Revenue Bonds, Series         4/02 at 102          A3        385,497
                  1992 (Monongahela Valley Hospital, Inc. Project), 6.750%, 12/01/08

   1,750,000    Westmoreland County Industrial Development Authority (Pennsylvania),         7/99 at 100        Baa3      1,773,135
                  Hospital Revenue Refunding Bonds, Series A of 1987 (Citizens General
                  Hospital), 8.250%, 7/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 1.4%

     500,000    Redevelopment Authority of the County of Bucks, Pennsylvania, Mortgage       2/02 at 100         AAA        524,730
                  Revenue Refunding Bonds (Warminster Heights -- Section 8 Assisted FHA
                  Insured Project), 1992 Series A, 6.875%, 8/01/23

   1,540,000    Redevelopment Authority of the City of Philadelphia, Pennsylvania,           2/08 at 100         Aa2      1,562,068
                  Multifamily Housing Refunding Revenue Bonds, Series 1998 (FHA
                  Insured Mortgage Loan -- Woodstock Mutual Homes, Inc. Project),
                  5.450%, 2/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 16.3%

   3,260,000    Allegheny County Residential Finance Authority, Single Family               11/08 at 102         Aaa      3,305,640
                  Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                  (Alternative Minimum Tax)

   1,670,000    Allegheny County Residential Finance Authority, Single Family               No Opt. Call         Aaa        268,185
                  Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                  (Alternative Minimum Tax)

     300,000    Pennsylvania Housing Finance Agency, Single Family Mortgage,                10/99 at 102         AA+        312,162
                  Series S, 7.600%, 4/01/16

     110,000    Pennsylvania Housing Finance Agency, Single Family Mortgage,                 4/01 at 102         AA+        116,336
                  Series 30, 7.300%, 10/01/17

     520,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                 10/01 at 102         AA+        552,661
                  Revenue Bonds, Series 1991-32, 7.150%, 4/01/15

   2,500,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                 10/06 at 102         AA+      2,680,625
                  Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

   2,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                  4/06 at 102         AA+      2,150,460
                  Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative
                  Minimum Tax)

   1,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage,                10/06 at 102         AA+      1,063,930
                  Series 53A, 6.050%, 4/01/18 (Alternative Minimum Tax)

   3,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue         No Opt. Call         AA+      3,081,120
                  Bonds, Series 1997-61A, 5.500%, 4/01/29 (Alternative Minimum Tax)

   3,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue         10/08 at 101         AA+      2,994,990
                  Bonds, Series 1998-64A Bonds, 4.500%, 4/01/28 (Alternative
                  Minimum Tax)

   2,980,000    Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan           8/05 at 102           A      3,163,926
                  Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)

   1,000,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,         4/06 at 102         AAA      1,054,710
                  Series A, 6.000%, 4/01/19 (Alternative Minimum Tax)

   1,000,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,         4/06 at 102         AAA      1,074,500
                  Series D, 6.250%, 10/01/17



   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$  1,000,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,        10/07 at 102         AAA   $  1,070,830
                  1997 Series A, 6.200%, 10/01/21 (Alternative Minimum Tax)

   1,060,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,         4/04 at 102         AAA      1,143,051
                  1994 Series A, 6.625%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other -- 0.2%

     250,000    Philadelphia Authority for Industrial Development, Revenue Bonds,            5/02 at 102          A+        272,868
                  Series of 1992 (National Board of Medical Examiners Project),
                  6.750%, 5/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 5.8%

   2,935,000    Allegheny County Residential Finance Authority, Mortgage Revenue Bonds      10/05 at 100         AAA      3,237,657
                  (FHA Insured Mortgage - Ladies Grand Army of the Republic Health
                  Facility Project), 1995 Series G, 6.350%, 10/01/36

   2,000,000    Armstrong County Hospital Authority (Armstrong County, Pennsylvania),       12/01 at 100         AAA      2,161,740
                  Health Center Revenue Refunding Bonds, Series 1991 (Canterbury Place
                  Project), 6.500%, 12/01/21

   1,000,000    Butler County Industrial Development Authority (Butler County,               6/03 at 102           A      1,034,190
                  Pennsylvania), Health Center Revenue Refunding Bonds, Series 1993,
                  Pittsburgh Lifetime Care Community (Sherwood Oaks Project),
                  5.750%, 6/01/16

   2,000,000    Montgomery County Higher Education and Health Authority, Mortgage            1/06 at 101         BBB      2,132,620
                  Revenue Bonds, Series of 1996 (Waverly Heights Project), 6.375%,
                  1/01/26
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 9.4%

   2,000,000    Mckeesport Area School District (Allegheny County, Pennsylvania),           10/06 at 100         AAA      2,258,780
                  General Obligation Bonds, Series of 1996A, 6.000%, 10/01/25

   2,195,000    Montour School District (Allegheny County, Pennsylvania), General           No Opt. Call         AAA      1,060,580
                  Obligation Bonds, Series B of 1993, 0.000%, 1/01/14

   1,000,000    Pennsylvania State, First Series of 1996, 5.375%, 5/15/16                5/06 at 101 1/2         AAA      1,045,480

   6,050,000    City of Philadelphia, Pennsylvania, General Obligation Bonds,                3/09 at 101         AAA      5,962,578
                  Series 1998, 5.000%, 3/15/28 (WI)

   1,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,           7/07 at 101 1/2           A      1,555,230
                  5.375%, 7/01/25

   2,000,000    Radnor Township, General Obligation Bonds, Series 1996, 5.250%,              5/06 at 100         Aa2      2,017,640
                  11/01/26
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 4.3%

   1,500,000    The Harrisburg Authority, Dauphin County, Pennsylvania, Revenue              4/06 at 102         AAA      1,590,390
                  Bonds Series I of 1996 (Pooled Bond Program), 5.625%, 4/01/19

   1,390,000    Pennsylvania Intergovernmental Cooperative Authority (City of               No Opt. Call         AAA      1,629,219
                  Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05

   3,000,000    Southeastern Pennsylvania, Transportation Authority, Special Revenue         3/07 at 102         AAA      3,112,320
                  Bonds, Series of 1997, 5.375%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 5.1%

   2,300,000    County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,          1/08 at 101         AAA      2,355,085
                  Series 1997A, (Pittsburgh International Airport), 5.250%, 1/01/16
                  (Alternative Minimum Tax)

   1,550,000    Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue Bonds,      12/02 at 102         AAA      1,604,777
                  Series O of 1992, 5.500%, 12/01/17


   3,500,000    Philadelphia, Pennsylvania, Airport Revenue Bonds, Philadelphia Airport      6/07 at 102         AAA      3,586,135
                  System, Series 1997B, 5.400%, 6/15/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 7.5%

     200,000    Allegheny County Hospital Development Authority, Hospital Revenue Bonds,    10/01 at 100     BBB+***        218,128
                  Series 1991 A (St. Margaret Memorial Hospital), 7.125%, 10/01/21
                  (Pre-refunded to 10/01/01)

     200,000    Butler County Hospital Authority (Butler County, Pennsylvania), Hospital     6/01 at 102         AAA        219,632
                  Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                  7.000%, 6/01/22 (Pre-refunded to 6/01/01)

   2,850,000    Deer Lakes School District (Allegheny County, Pennsylvania), General         1/04 at 100         AAA      3,159,738
                  Obligation Bonds, Series of 1995, 6.350%, 1/15/14
                  (Pre-refunded to 1/15/04)

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,320,000    Delaware County Authority, Health Facilities Revenue Bonds,                 12/06 at 102         Aaa   $  1,486,914
                  Series of 1996 (Mercy Health Corporation of Southeastern Pennsylvania
                  Obligated Group), 6.000%, 12/15/26

   1,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special                6/05 at 100         AAA      1,758,150
                  Tax Revenue Bonds (City of Philadelphia Funding Program), Series of
                  1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05)

     650,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                No Opt. Call         AAA        801,782
                  Twelfth Series B, 7.000%, 5/15/20

   1,450,000    The Philadelphia Municipal Authority, Philadelphia,                          4/00 at 100         AAA      1,532,259
                  Pennsylvania, Criminal Justice Center Refunding Revenue Bonds, Series
                  of 1988, 7.800%, 4/01/18 (Pre-refunded to 4/01/00)

     500,000    Saint Mary Hospital Authority, Hospital Revenue Bonds, Series                7/02 at 102         AAA        554,735
                  1992A (Franciscan Health System/Saint Mary Hospital Of Langhorne
                  Inc.), 6.500%, 7/01/12

     935,000    The Municipal Authority of the Borough of West View (Allegheny              No Opt. Call         AAA      1,330,019
                  County, Pennsylvania), Special Obligation Bonds, Series of 1985A,
                  9.500%, 11/15/14
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 11.3%

   2,000,000    Beaver County Industrial Development Authority, Pennsylvania,                6/08 at 102         AAA      2,033,480
                  Exempt Facilities Revenue Bonds, 1998 Series A (Shippingport
                  Project), 5.375%, 6/01/28 (Alternative Minimum Tax)

   2,000,000    Cambria County Industrial Development Authority (Pennsylvania),             11/05 at 102         AAA      2,159,700
                  Pollution Control Revenue Refunding Bonds, 1995 Series A
                  (Pennsylvania Electric Company Project), 5.800%, 11/01/20

     800,000    Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania,             11/02 at 100          A-        852,656
                  Solid Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

   1,500,000    Lawrence County, Pennsylvania, Industrial Development                        9/01 at 102        Baa2      1,606,530
                  Authority, Pollution Control Revenue Refunding, Pennsylvania Power
                  Company - New Castle Project, Series A, 7.150%, 3/01/17

   1,610,000    Lehigh County Industrial Development Authority Pollution                    11/02 at 102         AAA      1,777,327
                  Control Revenue Refunding Bonds, 1992 Series A (Pennsylvania Power
                  and Light Company Project), 6.400%, 11/01/21

     550,000    Lehigh County Industrial Development Authority, Pollution                    8/05 at 102         AAA        616,528
                  Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power
                  and Light Company Project), 6.150%, 8/01/29

     950,000    Luzerne County Industrial Development Authority, Exempt                     12/02 at 102          A-      1,044,193
                  Facilities Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water
                  Company Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

   1,500,000    Luzerne County Industrial Development Authority, Exempt                     12/04 at 102         AAA      1,723,890
                  Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas
                  and Water Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

   1,000,000    Northampton County Industrial Development Authority                          7/05 at 102         AAA      1,115,880
                  (Pennsylvania), Pollution Control Revenue Refunding Bonds, 1995
                  Series A (Metropolitan Edison Company Project), 6.100%, 7/15/21

                City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                  Fourteenth Series:
   2,000,000      6.375%, 7/01/14                                                            7/03 at 102         AAA      2,218,480
   1,400,000      6.375%, 7/01/26                                                            7/03 at 102        Baa1      1,537,494
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 2.0%

   2,000,000    Allegheny County Sanitary Authority, Allegheny County,                      12/07 at 102         AAA      2,079,200
                  Pennsylvania, Sewer Revenue Bonds, Series of 1997, 5.375%, 12/01/24

     860,000    South Wayne County Water and Sewer Authority, Pennsylvania,                  4/02 at 102         N/R        932,376
                  Revenue Refunding Sewer Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$141,040,000    Total Investments -- (cost $136,740,572) -- 99.1%                                                       146,244,710
============-----------------------------------------------------------------------------------------------------------------------


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities--2.2%

$  3,300,000    Geisinger Authority, Health System Revenue Bonds, Series                                      VMIG-1   $  3,300,000
============      1998B, Variable Rate Demand Bonds, 3.250%, 8/15/28+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities--(1.3)%                                                                    (1,953,515)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets--100%                                                                                       $147,591,195
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund

November 30, 1998


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Capital Goods--1.0%

$  2,000,000   Industrial Development Authority of the County of Henrico,                   No Opt. Call          A-   $  2,119,540
                 Virginia, Solid Waste Disposal Revenue Bonds, Series 1996A
                 (Browning-Ferris Industries of South Atlantic, Inc. Project),
                 5.450%, 1/01/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples--0.7%

   1,500,000   Development Authority of the County of James City, Virginia, Sewage           4/07 at 101          A+      1,619,040
                 and Solid Waste Disposal Facilities Revenue Bonds, Series 1997
                 (Anheuser Busch Project), 6.000%, 4/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations--11.8%

   1,000,000   Industrial Development Authority of Arlington County, Virginia,               7/07 at 102         Aa1      1,047,910
                 Headquarters Facility Revenue Bonds (The Nature Conservancy),
                 Series 1997A, 5.450%, 7/01/27

     500,000   Medical College of Hampton Roads (Virginia), General Revenue                 11/01 at 102           A        541,810
                 Refunding Bonds, Series 1991A, 6.875%, 11/15/16

   2,725,000   Industrial Development Authority of Loudoun County, Virginia,                 5/02 at 102          A1      2,931,473
                 University Facilities Revenue Refunding Bonds (The George
                 Washington University), Series of 1992, 6.250%, 5/15/12

   1,250,000   Industrial Development Authority of Rockingham County, Virginia,             10/03 at 102        Baa3      1,299,888
                 Educational Facilities Revenue Bonds (Bridgewater College),
                 Series 1993, 6.000%, 10/01/23

               Staunton Industrial Development Authority, Educational Facilities
                 Revenue Bonds (Mary Baldwin College):
     350,000     5.900%, 11/01/03                                                           No Opt. Call         N/R        357,000
     370,000     6.000%, 11/01/04                                                           No Opt. Call         N/R        378,658

   2,000,000   University of Virginia, General University Revenues, Series B,                6/03 at 102         AA+      2,054,040
                 5.375%, 6/01/20

   4,420,000   The Rector and Visitors of The University of Virginia, General                6/08 at 101         AA+      4,438,431
                 Revenue Pledge Bonds, Series 1998A, 5.000%, 6/01/24

     750,000   Virginia College Building Authority, Educational Facilities                   1/02 at 102         AAA        821,798
                 Revenue Refunding Bonds (Washington and Lee University Project),
                 6.400%, 1/01/12

     800,000   Virginia College Building Authority, Educational Facilities                   5/02 at 102           A        886,824
                 Revenue Bonds (Randolph-Macon College Project), Series of 1992,
                 6.625%, 5/01/13

   2,000,000   Virginia College Building Authority, Educational Facilities                  10/02 at 102        BBB+      2,160,440
                 Revenue Refunding Bonds (Roanoke College Project), 6.625%,
                 10/15/12

   3,250,000   Virginia College Building Authority, Educational Facilities                   4/03 at 102          A+      3,445,260
                 Revenue Refunding Bonds (Hampton University Project), Series
                 of 1993, 5.750%, 4/01/14

               Virginia College Building Authority, Educational Facilities
               Revenue Bonds (The Washington and Lee University Project),
               Series of 1994:
     420,000     5.750%, 1/01/14                                                             1/04 at 102          AA        450,610
   1,000,000     5.800%, 1/01/24                                                             1/04 at 102         AAA      1,102,550

   1,250,000   Virginia College Building Authority, Educational Facilities                   7/08 at 102          AA      1,252,113
                 Revenue and Refunding Bonds (Marymount University Project),
                 Series 1998, 5.125%, 7/01/28

               Industrial Development Authority of the City of Winchester
                 (Virginia), Educational Facilities First Mortgage Revenue
                 Bonds (Shenandoah University Project), Series 1994:
   1,800,000     6.700%, 10/01/14                                                           10/04 at 102          AA      2,025,432
     775,000     6.750%, 10/01/19                                                           10/04 at 102          AA        874,030
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products--4.2%

   2,000,000   Industrial Development Authority of Covington - Alleghany County,             9/04 at 102          A1      2,219,140
                 Virginia, Pollution Control Facilities  Refunding Revenue Bonds
                 (Westvaco Corporation Project), Series 1994, 6.650%, 9/01/18


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products (continued)

$  3,545,000   Industrial Development Authority of the Isle of Wight County,                 4/04 at 102          A1   $  3,877,344
                 Virginia, Solid Waste Disposal Facilities Revenue Bonds (Union
                 Camp Corporation Project), Series 1994, 6.550%, 4/01/24
                 (Alternative Minimum Tax)

   3,000,000   Industrial Development Authority of the Isle of Wight County,                 5/07 at 102          A-      3,203,730
                 Virginia, Solid Waste Disposal Facilities Revenue Bonds
                 (Union Camp Corporation Project), Series 1997, 6.100%, 5/01/27
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Health Care--13.6%

   1,125,000   Industrial Development Authority of Albemarle County, Virginia,              10/02 at 102          A+      1,217,160
                 Health Services Revenue Bonds (The University of Virginia Health
                 Services Foundation), Series 1992, 6.500%, 10/01/22

   2,060,000   Industrial Development Authority of Albemarle County, Virginia,              10/03 at 102          A2      2,173,485
                 Hospital Refunding Revenue Bonds (Martha Jefferson Hospital),
                 Series 1993, 5.875%, 10/01/13

   2,000,000   Industrial Development Authority of Fairfax County, Virginia,                  8/06 at102          AA      2,194,980
                 Health Care Revenue Bonds (Inova Health System Project),
                 Series 1996A, 6.000%, 8/15/26

   2,000,000   Industrial Development Authority of the City of Fredericksburg,               6/07 at 102         AAA      2,026,620
                 Virginia, Hospital Facilities Revenue Refunding Bonds
                 (MediCorp Health System Obligated Group), Series 1996, 5.250%,
                 6/15/23

   1,110,000   The Industrial Development Authority of the County of Giles,                 12/05 at 102          A+      1,169,651
                 Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese
                 Project, Series 1995, 5.950%, 12/01/25 (Alternative
                 Minimum Tax)

     500,000   Industrial Development Authority of the City of Hampton, Virginia,           11/04 at 102         Aa2        562,325
                 Hospital Revenue and Refunding Bonds (Sentara Hampton General
                 Hospital), Series 1994A, 6.500%, 11/01/12

   2,000,000   Industrial Development Authority of the County of Hanover (Virginia),        No Opt. Call         AAA      2,385,540
                 Hospital Revenue Bonds, Series 1995 (Memorial Regional Medical
                 Center Project at Hanover Medical Park) (Guaranteed by Bon Secours
                 Health System Obligated Group), 6.375%, 8/15/18

   2,000,000   Industrial Development Authority of the County of Hanover (Virginia),         8/05 at 102         AAA      2,089,120
                 Hospital Revenue Bonds, Series 1995 (Bon Secours Health System
                 Obligated Group Projects), 5.500%, 8/15/25

   1,250,000   Industrial Development Authority of Henry County, Virginia, Hospital          1/07 at 101          A+      1,352,325
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                 Series 1997, 6.000%, 1/01/27

   1,700,000   Industrial Development Authority of Loudoun County, Virginia,                 6/05 at 102         AAA      1,818,150
                 Hospital Revenue Bonds (Loudoun Hospital Center), Series 1995,
                 5.800%, 6/01/20

               Industrial Development Authority of the City of Lynchburg, Virginia,
                 Healthcare Facilities Revenue and Refunding Bonds (Centra Health),
                 Series 1998:
   1,000,000     5.200%, 1/01/23                                                             1/08 at 101          A+      1,002,880
   3,000,000     5.200%, 1/01/28                                                             1/08 at 101          A+      3,003,630

   3,320,000   Medical College of Virginia Hospitals Authority, General Revenue              7/08 at 102         AAA      3,325,611
                 Bonds, Series 1998, 5.125%, 7/01/23

   1,000,000   Industrial Development Authority of the City of Norfolk (Virginia),           8/07 at 102         AAA      1,012,590
                 Health Care Revenue Bonds, Series 1997 (Bon Secours Health
                 System), 5.250%, 8/15/26

   2,080,000   Peninsula Ports Authority of Virginia, Health System Revenue                  7/02 at 102         Aa2      2,280,949
                 and Refunding Bonds (Riverside Health System Project), Series
                 1992-A, 6.625%, 7/01/18

   2,260,000   City of Virginia Beach Development Authority (Virginia), Hospital            11/01 at 102          AA      2,443,037
                 Revenue Bonds (Sentara Bayside Hospital), Series 1991, 6.300%,
                 11/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily--3.8%

   1,200,000   Fairfax County (Virginia), Redevelopment and Housing Authority,               9/06 at 102         AAA      1,278,852
                 FHA-Insured Mortgage Housing for the Elderly Revenue Refunding
                 Bonds, Series 1996 (Little River Glen), 6.100%, 9/01/26

               Harrisonburg (Virginia), Redevelopment and Housing Authority,
                 Multi-Family Housing Revenue Refunding Bonds (United Dominion
                 Projects), Series 1992:
   1,415,000     7.000%, 12/01/08                                                           12/02 at 102         BBB      1,508,899
   2,040,000     7.100%, 12/01/15                                                           12/02 at 102         BBB      2,172,008

   2,000,000   Newport News, Virginia, Redevelopment and Housing Authority, Mortgage         1/02 at 102         AAA      2,101,880
                 Revenue Refunding, West Apartments, Series A, 6.550%, 7/01/24

     480,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing Revenue      7/02 at 104        Baa2        533,971
                 Refunding Bonds, Series 1994 (Chase Heritage at Dulles Project),
                 7.000%, 7/01/24

     700,000   Virginia State Housing Development Authority, Multi-Family, Series F,         5/01 at 102         AA+        743,750
                 7.000%, 5/01/04

19

Portfolio of Investments (Unaudited)

November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 8.2%

$    250,000    Puerto Rico Housing Finance Corporation, Single Family                       9/00 at 102         AAA   $    264,430
                  Mortgage Revenue, Portfolio 1, Series B, 7.650%, 10/15/22

                Virginia Housing Development Authority, Commonwealth Mortgage
                  Bonds, 1992 Series A:
   3,000,000      7.100%, 1/01/17                                                            1/02 at 102         AA+      3,137,250
   1,000,000      7.100%, 1/01/22                                                            1/02 at 102         AA+      1,039,380
   3,170,000      7.150%, 1/01/33                                                            1/02 at 102         AA+      3,337,122

   1,000,000    Virginia State Housing Development Authority, Commonwealth                   7/05 at 102         AA+      1,069,630
                  Mortgage, Series C1, 6.300%, 7/01/25 (Alternative Minimum Tax)

   2,000,000    Virginia State Housing Development Authority, Commonwealth                   7/05 at 102         AA+      2,129,560
                  Mortgage, Series C3, 6.125%, 7/01/22 (Alternative Minimum Tax)

   7,000,000    Virginia State Housing  Development Authority, Commonwealth                  1/08 at 102         AA+      7,078,680
                  Mortgage Bonds, 1996 Series G, Subseries G-1, 5.300%, 1/01/22
                  (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other -- 0.2%

     400,000    Richmond, Virginia, Industrial Development Authority, Medical                2/00 at 100         AA-        409,176
                  Facility, Richmond Metropolitan Blood Service, 7.125%, 2/01/11

------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 1.9%

     715,000    Industrial Development Authority of Albemarle County,                        1/01 at 103         N/R        780,866
                  Virginia, Mortgage Revenue Refunding Bonds, Series 1986A
                  (H.C.M.F. XV -- FHA Insured Project), 8.900%, 7/15/26

   1,000,000    Health Center Commission for the County of Chesterfield                     12/06 at 102         AAA      1,081,710
                  (Virginia), Mortgage Revenue Bonds (GNMA Collateralized --
                  Lucy Corr Nursing Home Project), Series 1996, 5.875%, 12/01/21

     500,000    Fairfax County Redevelopment and Housing Authority, Multifamily             12/06 at 103         AAA        534,490
                  Housing Revenue Refunding Bonds (FHA Insured Mortgage Loan --
                  Paul Spring Retirement Center), Series 1996 A, 6.000%, 12/15/28

     500,000    Front Royal and Warren County, Virginia, Industrial Development              1/06 at 100           A        542,230
                  Authority, Revenue Bonds (Heritage Hall XIII), Series 1986, 9.450%,
                  7/15/24

   1,190,000    Industrial Development Authority of the County of Henrico,                   7/03 at 102         AAA      1,266,517
                  Virginia, Nursing Facility Insured -- Mortgage Refunding Revenue
                  Bonds (Cambridge Manor Nursing Home), Series 1993, 5.875%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 5.7%

   1,500,000    City of Portsmouth, Virginia, General Obligation Bonds, Public               8/03 at 102         AA-      1,554,450
                  Utility Refunding Bonds, Series 1993, 5.500%, 8/01/19

     500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996            7/06 at 101 1/2           A        521,055
                  (General Obligation Bonds), 5.400%, 7/01/25

   1,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,           7/07 at 101 1/2           A      1,555,230
                  5.375%, 7/01/25

   2,575,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994                7/04 at 102         AAA      2,946,032
                  (General Obligation Bonds), 6.450%, 7/01/17

   2,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994            7/04 at 101 1/2         AAA      2,866,475
                  (General Obligation Bonds), 6.500%, 7/01/23

   3,005,000    City of Richmond, Virginia, General Obligation Public Improvement            7/03 at 102          AA      3,118,679
                  Bonds, Series 1993B, 5.500%, 7/15/23

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 13.3%

   2,300,000    Big Stone Gap, Virginia, Redevelopment and Housing Authority,                9/05 at 102         AA-      2,416,288
                  Commonwealth of Virginia Correctional Facility Lease Revenue Bonds
                  (Wallens Ridge Development Project), Series 1995, 5.500%, 9/01/15

   3,000,000    Industrial Development Authority of Brunswick County, Virginia,              7/06 at 102         AAA      3,167,970
                  Correctional Facility Lease Revenue Bonds, Series 1996, 5.500%, 7/01/17

   1,355,000    Fairfax County Redevelopment and Housing Authority (Virginia),               6/02 at 102         N/R      1,556,326
                  Revenue Bonds, 1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18

   5,000,000    Hampton Roads (Virginia), Regional Jail Authority, Regional Jail             7/06 at 102         AAA      5,279,950
                  Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$  2,000,000    Industrial Development Authority of the County of Henrico,                   8/05 at 102          AA   $  2,342,100
                  Virginia, Public Facility Lease Revenue Bonds (Henrico County
                  Regional Jail Project), Series 1994, 7.000%, 8/01/13

     750,000    Loudoun County, Virginia, Certificates of Participation,                    No Opt. Call         AAA        946,133
                  Series E, 7.200%, 10/01/10

   1,500,000    Peninsula Airport Commission, Virginia, Airport Improvement,                 7/01 at 102          AA      1,636,710
                  7.300%, 7/15/21 (Alternative Minimum Tax)

                Prince William County, Virginia, Industrial Development Authority,
                  Lease Revenue, ATCC Project:
   2,000,000      6.000%, 2/01/14                                                            2/06 at 102          A2      2,134,900
   1,000,000      6.000%, 2/01/18                                                            2/06 at 102          A2      1,077,170

   2,500,000    Prince William County Park Authority (Virginia), Revenue                    10/04 at 102          A-      2,838,400
                  Bonds, Series 1994,  6.875%, 10/15/16

   2,250,000    Puerto Rico Highway and Transportation Authority, Highway                    7/16 at 100           A      2,428,560
                  Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

   1,000,000    Virginia Public School Authority, School Financing Bonds,                    8/04 at 102         Aa1      1,119,210
                  Series 1994 A, 6.200%, 8/01/13

                Virginia State Public School Authority, Series 1995B:
   1,000,000      5.750%, 8/01/15                                                            8/05 at 102         Aa1      1,082,210
   1,210,000      5.625%, 8/01/16                                                            8/05 at 102         Aa1      1,290,187

------------------------------------------------------------------------------------------------------------------------------------
                Transportation--8.8%

   2,250,000    Capital Region Airport Commission, Richmond (Virginia),                      7/05 at 102         AAA      2,393,100
                  International Airport Projects, Airport Revenue Bonds,
                  Series 1995A, 5.625%, 7/01/25

     750,000    Charlottesville--Albemarle Airport Authority (Virginia),                    12/05 at 102         BBB        792,180
                  Airport Revenue Refunding Bonds, Series 1995, 6.125%,
                  12/01/13 (Alternative Minimum Tax)

                Loudoun County, Virginia, Industrial Development Authority,
                  Air Cargo Facility Revenue, Washington Dulles Air Cargo:
     210,000      6.625%, 1/01/00 (Alternative Minimum Tax)                                 No Opt. Call         N/R        213,614
   3,000,000      7.000%, 1/01/09 (Alternative Minimum Tax)                                  1/01 at 102         N/R      3,132,660
     600,000      6.500%, 1/01/09 (Alternative Minimum Tax)                                  1/06 at 102         N/R        635,952

   1,000,000    Metropolitan Washington D.C. Airports Authority,Virginia                    10/04 at 102         AAA      1,053,690
                  Airport System Revenue Bonds, Series 1994A, 5.750%,
                  10/01/20 (Alternative Minimum Tax)

     770,000    Metropolitan Washington D.C. Airports Authority, Virginia,                  10/07 at 101         AA-        793,724
                  General Airport Revenue Bonds, Series B, 5.500%,
                  10/01/23 (Alternative Minimum Tax)

                Pocahontas Parkway Association, Route 895 Connector Toll
                  Road Revenue Bonds Senior Current Interest Series 1998A:
   5,000,000      0.000%, 8/15/16                                                       8/08 at 64 13/16        BBB-      1,837,500
   5,500,000      5.500%, 8/15/28                                                            8/08 at 102        BBB-      5,506,545

   1,900,000    Puerto Rico Ports Authority, Special Facilities Revenue                      6/06 at 102        BBB-      2,047,364
                  Bonds, 1996 Series A (American Airlines, Inc. Project),
                  6.250%, 6/01/26 (Alternative Minimum Tax)

   1,000,000    Virginia Port Authority, Port Facilities Revenue Bonds,                      7/07 at 101         AAA      1,037,750
                  Series 1997, 5.500%, 7/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed--9.0%

   1,000,000    Town of Abingdon, Virginia, General Obligation Capital                       8/02 at 102       A2***      1,104,710
                  Improvement Bonds, Series 1992, 6.250%, 8/01/12
                  (Pre-refunded to 8/01/02)

     750,000    Chesapeake Bay Bridge and Tunnel District, General                           7/01 at 102         AAA        814,508
                  Resolution Revenue Bonds, Refunding Series 1991,
                  6.375%, 7/01/22 (Pre-refunded to 7/01/01)

   1,000,000    Industrial Development Authority of Covington--Alleghany                     4/02 at 102      N/R***      1,105,140
                  County, Virginia, Hospital Facility Revenue Bonds
                  (Alleghany Regional Hospital), Series 1992, 6.625%, 4/01/12
                  (Pre-refunded to 4/01/02)

     730,000    City of Danville, Virginia, General Improvement Bonds of                     5/02 at 102       A3***        807,314
                  Fiscal Year 1991-1992, 6.500%, 5/01/12
                  (Pre-refunded to 5/01/02)

     500,000    Fairfax County Redevelopment and Housing Authority                          11/99 at 102      N/R***        528,740
                  (Virginia), Revenue Bonds (Vinson Pavilion Project),
                  1989 Series A, 7.500%, 11/01/19 (Pre-refunded to 11/01/99)

Portfolio of Investments (Unaudited)

November 30, 1998

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$    150,000    Fairfax County (Virginia), Water Authority, Water Refunding Revenue          4/07 at 102         AAA   $    172,139
                  Bonds, Series 1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

     250,000    Martinsville, Virginia, Industrial Development Authority, Hospital           1/01 at 100       A2***        266,483
                  Facility Revenue, Memorial Hospital of Martinsville and Henry,
                  7.000%, 1/01/11 (Pre-refunded to 1/01/01)

   2,000,000    Peninsula Ports Authority, Virginia Health Care Facilities Revenue           8/06 at 100     BBB+***      2,355,900
                  Refunding, Mary Immaculate Project, 7.000%, 8/01/17 (Pre-refunded to 8/01/06)

   5,250,000    Industrial Development Authority of the County of Prince William            10/05 at 102         Aaa      6,227,708
                  (Virginia), Hospital Facility Revenue Bonds (Potomac Hospital
                  Corporation of Prince William), Series 1995, 6.850%, 10/01/25
                  (Pre-refunded to 10/01/05)

   1,000,000    Prince William County Service Authority (Virginia), Water and Sewer          7/01 at 100         AAA      1,058,600
                  System Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to 7/01/01)

   1,500,000    Richmond (Virginia), Redevelopment and Housing Authority, Project            3/05 at 102         AAA      1,751,160
                  Revenue Bonds (1994 Old Manchester Project), Series 1994, 6.800%,
                  3/01/15 (Pre-refunded to 3/01/05)

   2,400,000    Virginia College Building Authority, Educational Facilities Revenue          7/02 at 102     BBB-***      2,695,752
                  Bonds, (Marymount University Project), 7.000%, 7/01/12 (Pre-refunded to 7/01/02)

     580,000    Virginia College Building Authority, Educational Facilities Revenue          1/04 at 102         AAA        638,157
                  Bonds (The Washington and Lee University Project), Series of 1994,
                  5.750%, 1/01/14 (Pre-refunded to 1/01/04)

     410,000    Virginia State Resource Authority, Water and Sewer System Pooled            11/99 at 102       AA***        432,673
                  Revenue Bonds, Series 1986A, 7.650%, 11/01/16 (Pre-refunded to
                  11/01/99)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 5.8%

   2,110,000    Halifax County Industrial Development Authority (Old Dominion Electric      12/02 at 102          A+      2,278,378
                  Cooperative), 6.500%, 12/01/12 (Alternative Minimum Tax)

   2,500,000    Mecklenburg County, Virginia, Industrial Development Authority, Exempt       5/01 at 102        BBB+      2,611,275
                  Facility, Mecklenburg Cogeneration Project, Series 1991A, 7.350%,
                  5/01/08 (Alternative Minimum Tax)

   2,000,000    City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds,      1/08 at 101          A+      1,987,900
                  Series 1998A,  5.125%, 1/15/28

   1,000,000    Industrial Development Authority of Russell County, Virginia, Pollution     11/00 at 102        Baa1      1,073,890
                  Control Revenue Bonds (Appalachian Power Company Project), Series G,
                  7.700%, 11/01/07

   1,500,000    Southeastern Public Service Authority of Virginia, Senior Revenue            7/03 at 102          A-      1,575,075
                  Bonds, Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13
                  (Alternative Minimum Tax)

   1,000,000    Virginia State Resource Authority, Solid Waste Disposal System Revenue      11/02 at 102          AA      1,112,650
                  Bonds, Series B, 6.750%, 11/01/12

   1,960,000    Virginia State Resource Authority, Solid Waste Disposal System Revenue       4/05 at 102          AA      2,059,392
                  Bonds (County of Prince William - Refunding), 1995 Series A, 5.500%,
                  4/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 10.4%

   1,000,000    Blacksburg - Virginia Polytechnic Institute Sanitation Authority            11/02 at 102           A      1,076,930
                  (Virginia), Sewer System Revenue Bonds, Series of 1992, 6.250%,
                  11/01/12

                Fairfax County (Virginia), Water Authority, Water Refunding Revenue
                  Bonds, Series 1992:
     850,000      6.000%, 4/01/22                                                            4/07 at 102          AA        950,428
   1,625,000      5.750%, 4/01/29                                                            4/02 at 100          AA      1,692,015

   1,000,000    Frederick -- Winchester Service Authority (Virginia), Regional Sewer        10/03 at 102         AAA      1,066,010
                  System Refunding Revenue Bonds, Series 1993, 5.750%, 10/01/15

   2,500,000    Henrico County, Virginia, Water and Sewer System Refunding Revenue           5/02 at 100         Aa2      2,651,600
                  Bonds, Series 1992,  6.250%, 5/01/13

   4,250,000    Leesburg, Virginia, Utility System Revenue Refunding, 5.125%, 7/01/22        7/07 at 102         AAA      4,256,673

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/03 at 102         AAA      1,097,630
                  Revenue Bonds, Refunding Series 1992, 6.250%, 1/01/16

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/07 at 102         AAA      1,001,520
                  Revenue Bonds, Refunding Series 1996, 5.125%, 1/01/26

   1,500,000    Prince William County Service Authority (Virginia), Water and Sewer          7/08 at 101         AAA      1,447,185
                  System Refunding Revenue Bonds, Series 1997, 4.750%, 7/01/29


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$  4,000,000    Upper Occoquan Sewage Authority (Virginia), Regional Sewerage                1/04 at 102         AAA   $  3,965,080
                  System Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

   1,000,000    Virginia Resources Authority, Sewer System Revenue Bonds,                   10/05 at 102          AA      1,080,270
                  1995 Series A (Hopewell Regional Wastewater Treatment Facility
                  Project), 6.000%, 10/01/25  (Alternative Minimum Tax)

   1,000,000    Virginia Resources Authority, Water and Sewer System                        10/05 at 102          AA      1,108,240
                  Revenue Bonds, 1995 Series A (Sussex County Project), 5.600%,
                  10/01/25

   1,500,000    Virginia Resources Authority, Water System Refunding Revenue                 4/02 at 100          AA      1,594,436
                  Bonds, 1992 Series A, 6.125%, 4/01/19
------------------------------------------------------------------------------------------------------------------------------------
$206,910,000    Total Investments -- (cost $199,575,858) -- 98.4%                                                       217,143,190
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.6%                                                                     3,576,474
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                     $220,719,664
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1998


                                                                             Maryland      Pennsylvania          Virginia
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)             $76,061,488      $146,244,710      $217,143,190
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                         --         3,300,000                --
Cash                                                                          854,067         1,802,111                --
Receivables:
  Interest                                                                  1,443,039         2,291,299         3,844,754
  Investments sold                                                                 --                --           668,552
  Shares sold                                                                  33,924           211,942           164,318
Other assets                                                                   46,469           110,679           127,088
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                           78,438,987       153,960,741       221,947,902
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                     --                --           477,049
Payables:
  Investments purchased                                                     5,953,589         5,928,153                --
  Shares redeemed                                                              16,163            66,871           177,238
Accrued expenses:
  Management fees (note 6)                                                     29,331            38,038            94,411
  12b-1 distribution and service fees (notes 1 and 6)                           7,363            22,066            38,370
  Other                                                                        18,414            32,002            44,250
Dividends payable                                                             172,250           282,416           396,920
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                       6,197,110         6,369,546         1,228,238
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                       $72,241,877      $147,591,195      $220,719,664
=========================================================================================================================
Class A Shares (note 1)
Net assets                                                                $19,699,736      $ 68,667,279      $137,741,154
Shares outstanding                                                          1,845,297         6,409,536        12,319,051
Net asset value and redemption price per share                            $     10.68      $      10.71      $      11.18
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                      $     11.15      $      11.18      $      11.67
=========================================================================================================================
Class B Shares (note 1)
Net assets                                                                $ 3,773,074      $  5,565,710      $  7,280,954
Shares outstanding                                                            353,321           518,587           651,654
Net asset value, offering and redemption price per share                  $     10.68      $      10.73      $      11.17
=========================================================================================================================
Class C Shares (note 1)
Net assets                                                                $ 3,191,577      $ 11,415,817      $ 17,324,231
Shares outstanding                                                            299,013         1,066,691         1,550,601
Net asset value, offering and redemption price per share                  $     10.67      $      10.70      $      11.17
=========================================================================================================================
Class R Shares (note 1)
Net assets                                                                $45,577,490      $ 61,942,389      $ 58,373,325
Shares outstanding                                                          4,261,170         5,784,283         5,222,759
Net asset value, offering and redemption price per share                  $     10.70      $      10.71      $      11.18
=========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1998

                                                                           Maryland   Pennsylvania      Virginia
----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $1,911,994     $4,089,936    $6,193,514
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    192,185        393,856       592,849
12b-1 service fees -- Class A (notes 1 and 6)                                18,689         67,300       136,868
12b-1 distribution and service fees -- Class B (notes 1 and 6)               14,677         20,733        26,478
12b-1 distribution and service fees -- Class C (notes 1 and 6)               10,645         37,801        61,936
Shareholders' servicing agent fees and expenses                              34,911         33,652        57,269
Custodian's fees and expenses                                                23,476         30,125        38,725
Trustees' fees and expenses (note 6)                                          1,651          1,645         1,923
Professional fees                                                             5,923          9,177         8,361
Shareholders' reports -- printing and mailing expenses                       25,872         33,071        31,072
Federal and state registration fees                                           5,171         29,237        19,666
Other expenses                                                                1,250          3,851         5,509
----------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                 334,450        660,448       980,656
    Expense reimbursement (note 6)                                          (28,370)      (206,104)      (49,014)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                306,080        454,344       931,642
----------------------------------------------------------------------------------------------------------------
Net investment income                                                     1,605,914      3,635,592     5,261,872
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)              264,989        441,224     1,005,006
Net change in unrealized appreciation or depreciation of investments        500,820        (54,600)    1,316,011
----------------------------------------------------------------------------------------------------------------
Net gain from investments                                                   765,809        386,624     2,321,017
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $2,371,723     $4,022,216    $7,582,889
================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                         Maryland
                                                              -------------------------------
                                                              Six Months Ended    Year Ended
                                                                      11/30/98       5/31/98
---------------------------------------------------------------------------------------------
Operations
Net investment income                                              $ 1,605,914   $ 3,014,635
Net realized gain from investment transactions
  (notes 1 and 4)                                                      264,989        38,164
Net change in unrealized appreciation or depreciation
  of investments                                                       500,820     1,872,963
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                           2,371,723     4,925,762
---------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                            (418,664)     (744,781)
   Class B                                                             (56,799)      (45,159)
   Class C                                                             (55,784)      (91,846)
   Class R                                                          (1,056,068)   (2,152,261)
From accumulated net realized gains from investment
  transactions:
   Class A                                                                  --            --
   Class B                                                                  --            --
   Class C                                                                  --            --
   Class R                                                                  --            --
---------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (1,587,315)   (3,034,047)
---------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                     6,045,338     9,987,470
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                   1,019,700     2,015,880
---------------------------------------------------------------------------------------------
                                                                     7,065,038    12,003,350
---------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (2,570,721)   (5,468,111)
---------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions              4,494,317     6,535,239
---------------------------------------------------------------------------------------------
Net increase in net assets                                           5,278,725     8,426,954
Net assets at the beginning of period                               66,963,152    58,536,198
---------------------------------------------------------------------------------------------
Net assets at the end of period                                    $72,241,877   $66,963,152
=============================================================================================
Balance of undistributed (over-distributed) net investment
  income at end of period                                          $    36,656   $    18,057
=============================================================================================

                                 See accompanying notes to financial statements.
26

                                                                          Pennsylvania                        Virginia
                                                              -------------------------------   -------------------------------
                                                              Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                                      11/30/98        5/31/98           11/30/98        5/31/98
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                             $  3,635,592   $  6,884,447       $  5,261,872   $ 10,446,823
Net realized gain from investment transactions
  (notes 1 and 4)                                                      441,224      1,203,144          1,005,006        382,323
Net change in unrealized appreciation or depreciation
  of investments                                                       (54,600)     4,263,803          1,316,011      7,151,615
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           4,022,216     12,351,394          7,582,889     17,980,761
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                           (1,700,808)    (3,203,991)        (3,330,454)    (6,589,893)
  Class B                                                              (91,643)       (49,039)          (112,364)       (72,610)
  Class C                                                             (230,187)      (346,415)          (356,856)      (637,996)
  Class R                                                           (1,635,087)    (3,306,035)        (1,491,734)    (3,128,186)
From accumulated net realized gains from investment
  transactions:
  Class A                                                                   --       (123,729)                --       (116,144)
  Class B                                                                   --         (1,903)                --         (1,295)
  Class C                                                                   --        (14,187)                --        (12,972)
  Class R                                                                   --       (122,743)                --        (53,068)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (3,657,725)    (7,168,042)        (5,291,408)   (10,612,164)
-------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                    12,819,691     20,611,181         14,748,750     26,410,433
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                   1,717,565      4,302,789          2,533,558      6,677,292
-------------------------------------------------------------------------------------------------------------------------------
                                                                    14,537,256     24,913,970         17,282,308     33,087,725
-------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (5,868,973)   (11,137,451)       (11,107,711)   (19,538,617)
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions              8,668,283     13,776,519          6,174,597     13,549,108
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                           9,032,774     18,959,871          8,466,078     20,917,705
Net assets at the beginning of period                              138,558,421    119,598,550        212,253,586    191,335,881
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                   $147,591,195   $138,558,421       $220,719,664   $212,253,586
-------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed (over-distributed) net investment
  income at end of period                                         $    (15,946)  $      6,187       $     (5,387)  $     24,149
===============================================================================================================================

                                 See accompanying notes to financial statements.
27

Notes to Financial Statements (Unaudited)




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Flagship Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Maryland and Pennsylvania had outstanding when-issued purchase commitments of $5,953,589 and $5,928,153, respectively. There were no such outstanding purchase commitments in Virginia.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares

Transactions in Fund shares were as follows:
                                                                                               Maryland
                                                                          ---------------------------------------------------
                                                                          Six Months Ended 11/30/98     Year Ended 5/31/98
                                                                          ---------------------------------------------------
                                                                              Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                    250,916    $ 2,654,703     464,364   $ 4,845,395
  Class B                                                                    131,470      1,396,381     213,521     2,237,985
  Class C                                                                     55,414        588,420      68,184       714,237
  Class R                                                                    132,920      1,405,834     209,535     2,189,853

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                     28,168        298,956      53,642       561,120
  Class B                                                                      2,187         23,214       1,687        17,707
  Class C                                                                      3,822         40,556       6,886        71,952
  Class R                                                                     61,774        656,974     130,430     1,365,101
-----------------------------------------------------------------------------------------------------------------------------
                                                                             666,671      7,065,038   1,148,249    12,003,350
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                    (83,902)      (891,647)   (134,447)   (1,409,630)
  Class B                                                                     (1,218)       (12,895)     (8,959)      (93,717)
  Class C                                                                     (7,062)       (74,483)    (33,614)     (349,287)
  Class R                                                                   (149,950)    (1,591,696)   (345,224)   (3,615,477)
-----------------------------------------------------------------------------------------------------------------------------
                                                                            (242,132)    (2,570,721)   (522,244)   (5,468,111)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                                 424,539    $ 4,494,317     626,005   $ 6,535,239
=============================================================================================================================



                                                                                           Pennsylvania
                                                                       ------------------------------------------------------
                                                                       Six Months Ended 11/30/98       Year Ended 5/31/98
                                                                       ------------------------------------------------------
                                                                            Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   458,198   $  4,903,662    1,036,447   $ 10,930,439
 Class B                                                                   294,137      3,151,250      223,667      2,375,027
 Class C                                                                   242,015      2,591,154      290,257      3,081,110
 Class R                                                                   203,541      2,173,625      401,273      4,224,605
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                    56,117        601,167      172,750      1,815,747
 Class B                                                                     2,594         27,845        2,572         27,340
 Class C                                                                     6,732         71,970       25,872        271,646
 Class R                                                                    95,040      1,016,583      207,616      2,188,056
-----------------------------------------------------------------------------------------------------------------------------
                                                                         1,358,374     14,537,256    2,360,454     24,913,970
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (265,544)    (2,839,480)    (477,420)    (5,039,815)
 Class B                                                                   (24,731)      (265,512)      (1,898)       (20,305)
 Class C                                                                   (16,818)      (179,865)     (98,010)    (1,035,568)
 Class R                                                                  (241,931)    (2,584,116)    (477,624)    (5,041,763)
-----------------------------------------------------------------------------------------------------------------------------
                                                                          (549,024)    (5,868,973)  (1,054,952)   (11,137,451)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                               809,350   $  8,668,283    1,305,502   $ 13,776,519
=============================================================================================================================

                                                                                             Virginia
                                                                       ------------------------------------------------------
                                                                       Six Months Ended 11/30/98       Year Ended 5/31/98
                                                                       ------------------------------------------------------
                                                                            Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   745,932   $  8,291,748    1,437,801   $ 15,756,900
 Class B                                                                   301,429      3,349,206      326,829      3,585,765
 Class C                                                                   179,317      1,991,395      363,753      3,972,294
 Class R                                                                   100,551      1,116,401      282,345      3,095,474
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   128,899      1,434,058      370,069      4,035,466
 Class B                                                                     6,777         75,327        3,820         41,944
 Class C                                                                    11,371        126,360       59,523        649,924
 Class R                                                                    80,700        897,813      178,519      1,949,958
-----------------------------------------------------------------------------------------------------------------------------
                                                                         1,554,976     17,282,308    3,022,659     33,087,725
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (665,503)    (7,397,428)  (1,169,518)   (12,775,202)
 Class B                                                                    (8,747)       (97,428)     (14,233)      (156,135)
 Class C                                                                   (56,451)      (625,221)    (105,398)    (1,154,489)
 Class R                                                                  (268,918)    (2,987,634)    (499,196)    (5,452,791)
-----------------------------------------------------------------------------------------------------------------------------
                                                                          (999,619)   (11,107,711)  (1,788,345)   (19,538,617)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                               555,357   $  6,174,597    1,234,314   $ 13,549,108
=============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:


                                                Maryland  Pennsylvania  Virginia
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                          $.0400        $.0450    $.0450
 Class B                                           .0330         .0385     .0380
 Class C                                           .0350         .0405     .0400
 Class R                                           .0415         .0470     .0470
--------------------------------------------------------------------------------

The following Funds also declared taxable distributions, which include capital gains and/or market discount, which were paid on December 7, 1998, to shareholders of record on December 2, 1998, as follows:

                                                          Pennsylvania  Virginia
--------------------------------------------------------------------------------
Taxable distributions per share:                                 $.0593   $.0298
--------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                             Maryland    Pennsylvania   Virginia
--------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities      $23,008,374   $24,895,072  $32,776,959
 Temporary municipal investments            1,400,000    19,200,000    6,600,000
Sales:
 Investments in municipal securities       13,046,884    16,351,823   25,543,190
 Temporary municipal investments            1,400,000    16,900,000    7,600,000
--------------------------------------------------------------------------------

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last Fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              Maryland  Virginia
--------------------------------------------------------------------------------
Expiration Year:
 2002                                                         $ 96,343  $ 70,165
 2003                                                          377,963        --
 2004                                                               --   152,699
 2005                                                          121,857        --
--------------------------------------------------------------------------------
Total                                                         $596,163  $222,864
--------------------------------------------------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                           Maryland    Pennsylvania     Virginia
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                            $4,549,050     $9,954,216   $17,567,332
 depreciation                                    --       (450,078)           --
--------------------------------------------------------------------------------
Net unrealized appreciation              $4,549,050     $9,504,138   $17,567,332
--------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
-------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of which the majority were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers directly with approximately $62,900, $144,200 and $152,900 in commission advances at the time of purchase for Maryland, Pennsylvania and Virginia, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1998, the distributor retained approximately $17,800, $36,500 and $45,100 in such 12b-1 fees for Maryland, Pennsylvania and Virginia, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor retained approximately $1,000, $9,000 and $5,500 of CDSC on share redemptions for Maryland, Pennsylvania and Virginia, respectively, during the six months ended November 30, 1998.

7. Composition of Net Assets

At November 30, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                         Maryland    Pennsylvania        Virginia
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $67,987,345    $136,869,917    $202,386,094
Balance of undistributed (over-distributed) net investment income          36,656         (15,946)         (5,387)
Accumulated net realized gain (loss) from investment transactions        (331,174)      1,233,086         771,625
Net unrealized appreciation of investments                              4,549,050       9,504,138      17,567,332
-----------------------------------------------------------------------------------------------------------------
Net assets                                                            $72,241,877    $147,591,195    $220,719,664
-----------------------------------------------------------------------------------------------------------------

     Financial Highlights (Unaudited)


     Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)

                             Investment Operations            Less Distributions
                         ------------------------------   --------------------------

MARYLAND                                  Net
                                    Realized\
                                   Unrealized
               Beginning      Net     Invest-                 Net                     Ending
                     Net  Invest-        ment             Invest-                        Net
Year Ended         Asset     ment        Gain                ment   Capital            Asset        Total
May 31,            Value Income(a)      (Loss)    Total    Income      Gain   Total    Value   Return (b)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999 (g)        $10.56     $.24      $  .12    $ .36      $(.24)    $  --   $(.24)  $10.68         3.44%
  1998             10.25      .48         .32      .80       (.49)       --    (.49)   10.56         7.95
  1997 (c)         10.25      .16         .01      .17       (.17)       --    (.17)   10.25         1.63
  1997 (d)         10.43      .46        (.15)     .31       (.49)       --    (.49)   10.25         3.06
  1996 (d)         9.60       .48         .85     1.33       (.50)       --    (.50)   10.43        14.07
  1995 (e)         9.84       .20        (.23)    (.03)      (.21)       --    (.21)    9.60         (.26)
Class B (3/97)
  1999 (g)         10.56      .20         .12      .32       (.20)       --    (.20)   10.68         3.05
  1998             10.25      .41         .31      .72       (.41)       --    (.41)   10.56         7.16
  1997 (f)         10.29      .10        (.04)     .06       (.10)       --    (.10)   10.25          .83
Class C (9/94)
  1999 (g)         10.56      .21         .11      .32       (.21)       --    (.21)   10.67         3.05
  1998             10.24      .43         .32      .75       (.43)       --    (.43)   10.56         7.44
  1997 (c)         10.24      .15          --      .15       (.15)       --    (.15)   10.24         1.43
  1997 (d)         10.42      .39        (.16)     .23       (.41)       --    (.41)   10.24         2.28
  1996 (d)          9.59      .41         .84     1.25       (.42)       --    (.42)   10.42        13.24
  1995 (e)          9.75      .16        (.15)     .01       (.17)       --    (.17)    9.59          .12
Class R (12/91)
  1999 (g)         10.58      .25         .12      .37       (.25)       --    (.25)   10.70         3.52
  1998             10.26      .51         .32      .83       (.51)       --    (.51)   10.58         8.23
  1997 (c)         10.26      .17          --      .17       (.17)       --    (.17)   10.26         1.68
  1997 (d)         10.44      .47        (.14)     .33       (.51)       --    (.51)   10.26         3.29
  1996 (d)          9.61      .51         .84     1.35       (.52)       --    (.52)   10.44        14.33
  1995 (d)         10.62      .51       (1.01)    (.50)      (.51)       --    (.51)    9.61        (4.58)
  1994 (d)          9.91      .51         .72     1.23       (.50)     (.02)   (.52)   10.62        12.71
==========================================================================================================


                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------

                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended          Asset    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
May 31,             (000)         ment           ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (9/94)
  1999 (g)        $19,700          1.03%*        4.44%*        .95%*        4.52%*        19%
  1998             17,427          1.00          4.56          .94          4.62           7
  1997 (c)         12,977          1.02*         4.83*         .95*         4.90*          3
  1997 (d)         11,788          1.12          4.67         1.00          4.79           4
  1996 (d)          6,860          1.33          4.41         1.00          4.74          17
  1995 (e)          1,605          1.59*         4.67*        1.00*         5.26*         35
Class B (3/97)
  1999 (g)          3,773          1.78*         3.69*        1.70*         3.77*         19
  1998              2,332          1.75          3.79         1.69          3.85           7
  1997 (f)            150          1.76*         3.94*        1.70*         4.00*          3
Class C (9/94)
  1999 (g)          3,192          1.58*         3.89*        1.50*         3.97*         19
  1998              2,606          1.55          4.01         1.49          4.07           7
  1997 (c)          2,103          1.57*         4.28*        1.50*         4.35*          3
  1997 (d)          1,985          1.87          3.93         1.75          4.05           4
  1996 (d)          1,438          2.06          3.73         1.75          4.04          17
  1995 (e)            860          1.86*         4.44*        1.75*         4.55*         35
Class R (12/91)
  1999 (g)         45,577           .83*         4.64*         .75*         4.72*         19
  1998             44,599           .80          4.76          .74          4.82           7
  1997 (c)         43,306           .82*         5.03*         .75*         5.10*          3
  1997 (d)         43,738           .87          4.94          .75          5.06           4
  1996 (d)         47,389          1.04          4.78          .75          5.07          17
  1995 (d)         42,741           .89          5.14          .75          5.28          35
  1994 (d)         47,822           .86          4.74          .75          4.85           4
==============================================================================================

* Annualized.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) For the four months ended May 31.
(d) For the year ended January 31.
(e) From commencement of class operations as noted through January 31.
(f) From commencement of class operations as noted.
(g) For the six months ended November 30, 1998.

     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                               Investment Operations           Less Distributions
                           ------------------------------   -------------------------

PENNSYLVANIA**                              Net
                                      Realized/
                                     Unrealized
               Beginning        Net     Invest-                 Net                     Ending
                     Net    Invest-        ment             Invest-                        Net
Year Ended         Asset       ment        Gain                ment   Capital            Asset        Total
May 31,            Value   Income(a)      (Loss)    Total    Income      Gain   Total    Value   Return (b)
-----------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999 (d)        $10.68       $.27       $ .03     $ .30     $(.27)    $  --   $(.27)  $10.71        2.85%
  1998             10.25        .56         .45      1.01      (.56)     (.02)   (.58)   10.68       10.05
  1997             10.00        .57         .25       .82      (.57)       --    (.57)   10.25        8.37
  1996             10.21        .59        (.20)      .39      (.60)       --    (.60)   10.00        3.83
  1995             10.06        .60         .16       .76      (.61)       --    (.61)   10.21        7.90
  1994             10.38        .61        (.32)      .29      (.61)       --    (.61)   10.06        2.70
Class B (2/97)
  1999 (d)         10.70        .23         .03       .26      (.23)       --    (.23)   10.73        2.47
  1998             10.27        .48         .45       .93      (.48)     (.02)   (.50)   10.70        9.23
  1997 (c)         10.21        .16         .06       .22      (.16)       --    (.16)   10.27        2.18
Class C (2/94)
  1999 (d)         10.68        .24         .02       .26      (.24)       --    (.24)   10.70        2.50
  1998             10.25        .50         .45       .95      (.50)     (.02)   (.52)   10.68        9.50
  1997              9.99        .51         .26       .77      (.51)       --    (.51)   10.25        7.88
  1996             10.21        .53        (.21)      .32      (.54)       --    (.54)    9.99        3.16
  1995             10.06        .54         .16       .70      (.55)       --    (.55)   10.21        7.31
  1994 (c)         10.71        .16        (.64)     (.48)     (.17)       --    (.17)   10.06      (13.46)*
Class R (2/97)
  1999 (d)         10.68        .28         .03       .31      (.28)       --    (.28)   10.71        2.96
  1998             10.25        .58         .45      1.03      (.58)     (.02)   (.60)   10.68       10.30
  1997 (c)         10.21        .20         .03       .23      (.19)       --    (.19)   10.25        2.31
===========================================================================================================

                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------
                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After    Portfolio
Year Ended         Assets    Reimburse-    Reimburse-   Reimburse-    Reimburse-     Turnover
May 31,             (000)          ment          ment      ment(a)       ment(a)         Rate
-----------------------------------------------------------------------------------------------
Class A (10/86)
  1999 (d)        $68,667           .94%*        4.76%*        .66%*        5.04%*         12%
  1998             65,826           .95          4.94          .61          5.28           20
  1997             55,667          1.09          5.22          .70          5.61           46
  1996             44,392          1.13          5.42          .79          5.76           65
  1995             42,600          1.29          5.68          .89          6.08           50
  1994             42,226          1.17          5.54          .91          5.80           21
Class B (2/97)
  1999 (d)          5,566          1.70*         4.00*        1.42*         4.28*          12
  1998              2,640          1.70          4.14         1.34          4.50           20
  1997 (c)            229          1.72*         4.47*        1.35*         4.84*          46
Class C (2/94)
  1999 (d)         11,416          1.49*         4.21*        1.21*         4.49*          12
  1998              8,912          1.50          4.39         1.16          4.73           20
  1997              6,320          1.63          4.68         1.25          5.06           46
  1996              4,442          1.34          5.19         1.68          4.85           65
  1995              3,118          1.39          5.50         1.84          5.05           50
  1994 (c)          1,697          1.41*         4.91*        1.68*         4.64*          21
Class R (2/97)
  1999 (d)         61,942           .74*         4.96*         .46*         5.24*          12
  1998             61,180           .75          5.14          .41          5.48           20
  1997 (c)         57,383           .77*         5.45*         .39*         5.83*          46
===============================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

     Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)

                              Investment Operations           Less Distributions
                          -----------------------------   -------------------------

VIRGINIA**                                Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-                 Net                     Ending
                     Net  Invest-        ment             Invest-                        Net
Year Ended         Asset     ment        Gain                ment   Capital            Asset        Total
May 31,            Value Income(a)      (Loss)    Total    Income      Gain   Total    Value   Return (b)
----------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999 (d)        $11.06     $.27     $ .12      $ .39      $(.27)    $  --   $(.27)  $11.18         3.57%
  1998             10.66      .56       .41        .97       (.56)     (.01)   (.57)   11.06         9.30
  1997             10.40      .58       .25        .83       (.57)       --    (.57)   10.66         8.20
  1996             10.56      .57      (.15)       .42       (.58)       --    (.58)   10.40         4.03
  1995             10.36      .59       .20        .79       (.59)       --    (.59)   10.56         7.99
  1994             10.82      .60      (.31)       .29       (.60)     (.15)   (.75)   10.36         2.62
Class B (2/97)
  1999 (d)         11.06      .23       .11        .34       (.23)       --    (.23)   11.17         3.11
  1998             10.66      .48       .41        .89       (.48)     (.01)   (.49)   11.06         8.53
  1997 (c)         10.62      .16       .04        .20       (.16)       --    (.16)   10.66         1.94
Class C (10/93)
  1999 (d)         11.06      .24       .11        .35       (.24)       --    (.24)   11.17         3.20
  1998             10.65      .50       .42        .92       (.50)     (.01)   (.51)   11.06         8.81
  1997             10.39      .52       .26        .78       (.52)       --    (.52)   10.65         7.61
  1996             10.56      .51      (.16)       .35       (.52)       --    (.52)   10.39         3.37
  1995             10.36      .53       .20        .73       (.53)       --    (.53)   10.56         7.40
  1994 (c)         11.24      .34      (.78)      (.44)      (.34)     (.10)   (.44)   10.36        (7.13)*
Class R (2/97)
  1999 (d)         11.06      .28       .12        .40       (.28)       --    (.28)   11.18         3.68
  1998             10.66      .59       .41       1.00       (.59)     (.01)   (.60)   11.06         9.54
  1997 (c)         10.62      .20       .04        .24       (.20)       --    (.20)   10.66         2.26

==========================================================================================================

                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------

                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended          Asset    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
May 31,             (000)         ment           ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (3/86)
  1999 (d)       $137,741           .89%*        4.80%*        .85%*        4.84%*        12%
  1998            133,966           .90          4.99          .74          5.15           3
  1997            122,252          1.00          5.19          .74          5.45          23
  1996            117,677          1.06          5.18          .83          5.41          17
  1995            112,643          1.10          5.50          .79          5.81          50
  1994            107,502          1.06          5.11          .64          5.53          17
Class B (2/97)
  1999 (d)          7,281          1.64*         4.04*        1.60*         4.08*         12
  1998              3,894          1.64          4.20         1.51          4.33           3
  1997 (c)            381          1.66*         4.49*        1.47*         4.68*         23
Class C (10/93)
  1999 (d)         17,324          1.44*         4.25*        1.40*         4.29*         12
  1998             15,660          1.44          4.44         1.29          4.59           3
  1997             11,700          1.55          4.63         1.29          4.89          23
  1996             10,978          1.60          4.62         1.38          4.84          17
  1995              6,537          1.65          4.93         1.34          5.24          50
  1994 (c)          4,759          1.79*         4.20*        1.14*         4.85*         17
Class R (2/97)
  1999 (d)         58,373           .69*         5.00*         .65*         5.04*         12
  1998             58,734           .70          5.19          .54          5.35           3
  1997 (c)         57,002           .71*         5.50*         .52*         5.69*         23

==============================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

(d) For the six months ended November 30, 1998.

                          Building a Better Portfolio

                      Can Make You a Successful Investor


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio one that balances different types of investments, levels of risk and tax management can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
   NUVEEN
       1998
OUR SECOND CENTURY
   helping investors sustain the wealth of a lifetime./SM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com                                                    VSA-1-11-98